                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 1998




LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

INVESTORS FUND SERIES

                                                         [KEMPER ANNUITIES LOGO]

BLANK PAGE

INVESTORS FUND SERIES

KEMPER MONEY MARKET PORTFOLIO
KEMPER TOTAL RETURN PORTFOLIO
KEMPER HIGH YIELD PORTFOLIO
KEMPER GROWTH PORTFOLIO
KEMPER GOVERNMENT SECURITIES PORTFOLIO
KEMPER INTERNATIONAL PORTFOLIO
KEMPER SMALL CAP GROWTH PORTFOLIO
KEMPER INVESTMENT GRADE BOND PORTFOLIO
KEMPER CONTRARIAN VALUE PORTFOLIO
KEMPER SMALL CAP VALUE PORTFOLIO
KEMPER VALUE+GROWTH PORTFOLIO
KEMPER HORIZON 20+ PORTFOLIO
KEMPER HORIZON 10+ PORTFOLIO
KEMPER HORIZON 5 PORTFOLIO
KEMPER BLUE CHIP PORTFOLIO
KEMPER GLOBAL INCOME PORTFOLIO
KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
KEMPER GLOBAL BLUE CHIP PORTFOLIO
KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS
STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT
ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ECONOMIC OVERVIEW


[LOGO]
Dr. John E. Silvia is a managing director of Scudder Kemper Investments, Inc. His primary responsibilities include analysis, modeling and forecasting of economic developments and Federal Reserve activity that affect financial markets, especially interest rate trends. This effort includes close collaboration with both income and equity mutual fund managers and pension fund managers.

Silvia holds a bachelor's degree and Ph.D. in economics from Northeastern University in Boston and a master's degree in economics from Brown University in Providence, R.I. Prior to his career at Scudder Kemper Investments, he was with the Harris Bank and also taught at Indiana University.

Scudder Kemper Investments, the investment manager for Investors Fund Series, is one of the largest and most experienced investment management organizations in the world, managing more than $280 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.


DEAR SHAREHOLDER:

If you think the first quarter of 1999 has seemed rather anticlimactic compared to 1998, you're not alone. The year began with a quiet bang in the U.S. stock market, with the Dow Jones Industrial Average hitting an all-time high of 9,643 points in the first week of January. While stock market volatility has continued, it seems to be fazing investors less and less. Even global events are being taken in stride. Europe's Economic and Monetary Union (EMU) was launched without much notice. And when Brazil's economy recently took a turn for the worse, Wall Street was only mildly concerned. Also contributing to today's laid-back attitude, the impeachment trial of President Clinton has all but fizzled into obscurity without significantly affecting the U.S. economy or markets.

  Indeed, the U.S. economy looks good. The fundamentals by which we measure the state of the economy remain strong. We continue to see solid consumer spending growth, continued investment spending and low inflation. This suggests that there are no internal problems for continued U.S. economic growth.

  Additionally, we can expect the Federal Reserve Board to keep short-term interest rates low. On February 3, the Fed left interest rates unchanged. It is likely that this "hands-off" approach will continue, particularly if the U.S. economy remains in check and there is a degree of uncertainty in the international arena.

  The U.S. budget surplus for 1998 came in at $60 billion, with another budget surplus of between $80 billion and $100 billion expected for fiscal 1999. Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained steady. GDP, driven by consumer spending, is expected to grow at an annualized rate of approximately 3 percent in 1999. We also anticipate modest capital spending growth and modest inventory growth.

  The consumer price index (CPI) remains in the vicinity of 2 percent. However, energy prices, which were down 6 to 7 percent last year and helped keep the CPI down, are unlikely to remain so low this year.

  Employment growth has slowed to 2 percent, combined with real wage growth of between 2 percent and 2.5 percent. But real income growth is between 4 percent and 5 percent. In addition, gains in household net worth, which tends to fuel consumer spending, are also on the rise. Banks appear to be only a little less willing to lend in 1999, so the threat of a general credit crunch is minimal.

  On a less positive note, corporate profits have slowed in 1999, growing at a rate of 1 percent to 3 percent on a year-over-year basis. As a result, we may see a slowdown in capital spending this year. The current U.S. account deficit is rising, which suggests the U.S. economy is increasingly dependent on foreign capital inflows to finance its economic activity. This is acceptable as long as foreign money continues to flow in. But if foreign investors, particularly the Japanese, no longer wish to invest in the United States, we can expect problems for interest rates and exchange rates, as well as increased uncertainty and market volatility.

  At this point, investors may be comforted by the fact that the U.S. markets and economy have withstood the test of a tumultuous 1998. While certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Eight leading industrial nations (G8) are committed to avoiding recession on national and global levels, respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as some analysts expected. Indeed, Asian turmoil has not affected U.S. export volumes as much as it has lowered import prices and helped reduce global interest rates.

  Ultimately, Europe's recently inaugurated EMU is likely to bring more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to ease fiscal and

ECONOMIC OVERVIEW

ECONOMIC GUIDEPOSTS

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.




                                                            [BAR GRAPH]

                                           NOW (1/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate(1)*                       4.65                   5.65                   6.21                   6.83
Prime rate(2)                                   7.75                   8.50                   8.50                   8.25
Inflation rate(3)                               1.61                   1.38                   2.22                   3.00
The U.S. dollar(4)                             -4.37                   3.92                   7.62                   4.74
Capital goods orders(5)*                       11.78                  10.47                  15.67                   4.79
Industrial production(5)*                       1.88                   5.09                   6.12                   4.87
Employment growth(6)                            2.17                   2.57                   2.65                   2.22



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. in the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*Data as of December 31, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

monetary policy, foster growth and reduce unemployment. It's going to be interesting to watch as the monetary union continues to evolve. One lesson for investors -- particularly those with international holdings -- is to diversify. With the democratization of the world, the globalization of trade and more free market economies at our fingertips, international markets are becoming more and more attractive. But if you subscribe to the concept of international investment, be cautious -- don't put all of your investment eggs in one basket.

  Other key elements to watch in 1999: the race for the next presidency and preparedness for the year 2000. And remember, while it is nearly impossible to predict the next big crisis, there always appears to be one just around the bend.

  Thank you for choosing to invest in the Investors Fund Series. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA


The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of February 8, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

MANAGEMENT SUMMARY


KEMPER MONEY MARKET PORTFOLIO
------------------------------------

  In general, the Money Market Portfolio maintained a defensive, short average maturity strategy throughout much of 1998. Early in the year, the direction of interest rates was uncertain, and the yield curve offered no income reward for lengthening the portfolio.
  For a good portion of 1998, events unfolded as we expected. We maintained a neutral average maturity policy, which provided us with the flexibility to react quickly to developing market opportunities.
  That flexibility proved to be valuable in light of August's market volatility and the Federal Reserve's decision to ease rates twice in October. The Money Market Portfolio was able to provide the stability investors seek in rocky times.
  Following these events, we made the decision to lengthen the portfolio's duration, given that the economy appears on solid footing and the Federal Reserve appears unlikely to make any rate changes.
  Going forward, we will continue to emphasize high-quality credits, which allows us to help provide the stability and liquidity our investors expect from the Money Market Portfolio.

Frank J. Rachwalski, Jr.
Lead Portfolio Manager

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

KEMPER TOTAL RETURN PORTFOLIO
------------------------------------

  While there were periods of brisk market activity in 1998, volatility was ever present. Investors grappled to make sense of the potential impact of events both at home and abroad. Our conservative approach to growth served the portfolio well during the market downturns while also providing good opportunities to participate in the upswings. And during the market's turmoil, our fixed income holdings performed as we anticipated, providing a degree of stability.
  Our stock selection discipline also helped returns, with many of our large holdings turning in nice gains. The portfolio enjoyed good performance from telecommunication stocks, such as MCI and Ameritech. Quality technology companies, including Cisco Systems, IBM and Sun Microsystems, also bolstered gains. Health care was another area where our strategy paid off, with Schering-Plough and Abbott Laboratories among the ranks of solid performers.
  While our bond holdings served as stabilizing factors during the equity market turmoil, the tradeoff was that we did not participate fully in the equity market rebound late in 1998. As a balanced portfolio, however, that is a tradeoff with which we feel comfortable. We understand that our investors put a premium on steady, consistent performance.
  Overall, we believe that a disciplined, diversified approach to investing still offers strong potential for long-term investors. As we enter the new year, we encourage investors to hold the course.

Gary Langbaum
Lead Portfolio Manager

KEMPER HIGH YIELD PORTFOLIO
------------------------------------

  1998 proved itself a peculiar and historic year for the high-yield market. The market experienced one of its worst months ever--and then one of its best just three months later.
  The low point occurred in August 1998, when it became clear the Asian financial problems were not getting any better. Concurrently, financial problems in Russia put pressure on the dealer and banking communities in the United States, creating a serious liquidity problem in the market.
  In retrospect, we see the August downturn as a technical reaction to events external to the high-yield market. The fundamentals of the high-yield market are healthy, and the Federal Reserve's willingness to ease interest rates has gone a long way toward curing the liquidity crisis and getting the market back on track.
  The downturn did offer some benefits. The high-yield market was driven down to the point where we saw good values in many of the companies on which we do extensive research. As a result, we carried a very low cash position in the Kemper High Yield Portfolio. We tried to stay fully invested in order to participate fully in the turnaround, which began almost immediately after August's correction, and, as measured by the DLJ High Yield Index, hit its peak with a 5.62% rise in the market in November--the highest single-month increase since March 1991.
  Liquidity in the market continues to improve, and in 1999 we should have more and more opportunities to take advantage of good values in the market. Whether an investor is total-return-oriented or looking for income, high-yield investing might make sense.

Michael A. McNamara
Harry E. Resis, Jr.
Co-Lead Portfolio Managers

MANAGEMENT SUMMARY


KEMPER GROWTH PORTFOLIO
------------------------------------

  During the past year, uncertainty about the global financial markets created an extreme, two-tiered market of historic proportions -- a market in which the highest-quality, most predictable companies have done very well, and companies with any exposure to Asia and any possibility of weakness have languished. The performance gap between the few companies on the first tier and the rest on the second tier stood at historic levels for most of the year.
  For growth-at-a-reasonable-price investors, 1998's market was a difficult one. Nonetheless, we have found many opportunities that we expect to perform well once the market moves on to a more reasonable stage with a broader-based market advance.
  In the technology sector, for example, we found very good opportunities among semiconductor manufacturers, personal computer makers and software service companies. Specifically, we initiated positions in Xerox and Dell, both of which were reasonably priced and high quality. As that sector grew increasingly strong during the year, however, we sold some of our holdings and reallocated the assets toward specialty retailers and heath care stocks. The portfolio employed a similar strategy -- selling into strength -- to take profits in some of its financial services holdings.
  Despite the volatility of the past year, we believe the portfolio's growth-at-a-reasonable-price discipline helped the portfolio reap rewards from many of its mature holdings and identify many attractive new holdings. As we move forward and markets grow less volatile, we expect the portfolio to be well positioned for long-term performance potential.

Valerie Malters
George Fraise
Co-Lead Portfolio Managers

KEMPER GOVERNMENT SECURITIES PORTFOLIO
------------------------------------

  Without a doubt, the most significant impact on the portfolio this year was felt as a result of the instability in foreign bond and stock markets -- first from developments in Asia, then Russia and finally in Latin America. The problems abroad led to strong performance by U.S. Government bonds, long considered the safest investment in the world.
  The sound performance of the portfolio in 1998 was due in part to our adjustment of duration in response to interest rates, as well as our adjustment of the allocation between Treasuries- and mortgage-backed securities. We did both well this year.
  Most recently, we have boosted our mortgage allocation to a neutral weighting, because we do not believe long rates can go much lower in the near term, nor do we believe they will trend significantly higher. So we have adopted what might be considered a "normal" stance regarding our duration and allocation.
  Going forward, we expect investors' focus to turn closer to home. Static from foreign markets has, to this point, muddied a very favorable environment for government bonds. Inflation remains low and economic growth appears to be solid and sustainable. That would lead us to expect a slow-growth, low-inflation environment that would be beneficial for bonds. We fully expect some additional volatility in the markets as a few big hedge funds unwind some overzealous currency and fixed-income positions. But overall, we believe the climate for fixed-income investors is quite favorable.

Richard L. Vandenberg
Lead Portfolio Manager

KEMPER INTERNATIONAL PORTFOLIO
------------------------------------

  Although early in the year the portfolio posted some solid numbers, fueled in part by the strength in Europe, worldwide markets took some dramatic turns toward the end of 1998 that dampened our performance.
  Nearly all global markets fell sharply in August, but an October rebound allowed recent market dogs to have their day. Latin American and Southeast Asian markets surged; Hong Kong, for example, was up 33% in dollar terms for the month. We missed the short-term gains offered by this bounce because of our light exposure to these markets compared with the index. We maintain small positions in these markets in part because the portfolio is generally never highly exposed to emerging markets as a matter of policy, and because we saw some of these areas as fundamentally weak.
  In 1998, as in other years, we focused on the fundamentals of valuation and growth to try to achieve a strong, long-term track record. We do not change the way we run the fund to suit short-term circumstances. When markets fluctuate as they did in 1998, there are going to be times in which our management style does not look appealing. But eventually, markets have tended to stabilize and widen their scope to focus on the long-term fundamentals.
  We firmly believe that the investor who is comfortable riding through some bumpy market patches may be rewarded as huge economic regions like Europe and Japan hit their full strides.

Steve Dexter
Marc Slendebroek
Co-Lead Portfolio Managers

MANAGEMENT SUMMARY


KEMPER SMALL CAP GROWTH PORTFOLIO
------------------------------------

  1998 was yet another positive year for the Small Cap Growth Portfolio, its fourth in a row. In spite of heavy volatility at points during the year and an inhospitable market climate for small caps, we continued to find many good values within the portfolio's investment universe. That means that the portfolio is not only well positioned for the near term, but we believe its future is bright as well.
  Over the past several months, the portfolio has emphasized stocks in several sectors, including retail, broadcasting and education. Although the market has not favored small caps in general, some holdings in these groups have performed well in the current economic environment, which is distinguished by low interest rates and moderate growth.
  We believe that equities in the technology sector will continue to be an important part of the portfolio's long-term focus. In particular, select software and semiconductor equipment stocks are attractive at the current time.
  Although it is difficult to predict when small cap stocks may begin to outperform their large cap counterparts, we remain bullish on the portfolio's prospects. We will maintain our disciplined investment focus and continue to search for attractive investment opportunities in the current environment.

David H. Burshtan
Lead Portfolio Manager

KEMPER INVESTMENT GRADE BOND PORTFOLIO
------------------------------------

  The Investment Grade Bond Portfolio came through the year unscathed by a choppy market environment. The portfolio normally has a higher allocation of corporate bonds in its mix than many of its peers, a fact that could have spelled trouble in a year that favored only Treasury securities. But we maintained a higher-quality portfolio than many similar portfolios and we held fewer corporates than we usually do, and during the flight to quality in 1998, that higher quality worked to the portfolio's advantage.
  We made several portfolio adjustments during the year, among them increasing the allocation to Treasuries and reducing our allocation to corporate bonds. There were several points during the year when what happened overseas dramatically affected the corporate market. All through the spring, we lightened up on corporates, and that worked in our favor during a very difficult August and October in the corporate market.
  We also lengthened the portfolio's duration for most of the year to take advantage of the flight to quality in the market and the deflationary tone set by events overseas. By increasing the portfolio's duration, we increased its sensitivity to a drop in interest rates, which improved the portfolio's total return as rates declined.
  Going forward, we see the economy slowing a bit, but we do not see anything like a recession on the horizon. The money that poured into Treasuries during the year will likely be redeployed into corporate or mortgage bonds, which should improve those markets. Consequently, we intend to pursue a strategy of increasing mortgages in the portfolio at the appropriate time.

Robert Cessine
Lead Portfolio Manager

KEMPER CONTRARIAN VALUE PORTFOLIO
------------------------------------

  For a good portion of the year, the U.S. stock market continued in a "Nifty Fifty" mode, meaning that a handful of the largest capitalization stocks outperformed a vast majority of the market. While the dominance of these issues was challenged somewhat by the market's volatility in 1998, stocks with smaller capitalizations still did not enjoy an extended period of prominence.
  The Contrarian Value Portfolio, therefore, continues to wait out the bias toward these mega-cap growth stocks. But despite the fact the market has primarily favored stocks in which the Contrarian Value Portfolio won't invest, we've been pleased with our performance to date and continue to add stocks that we believe can bring long-term value to the portfolio -- stocks that appear to have limited downside risk and solid return potential.
  Among these are issues in which the portfolio already maintained positions, including Amoco, General Electric, Hewlett-Packard and Kimberly-Clark. We believe that the combination of attractive valuations and strong earnings growth is still fairly powerful in this group. Other holdings that performed well during the course of the year were Philip Morris and AMP.
  We also continued to maintain a weighting in basic materials stocks, such as diversified forest products, paper, chemicals and steel, and the energy group as well.
  We look forward to the fact that, sooner or later, the market's "Nifty Fifty" orientation will shift, which may create even more opportunities for the Contrarian Value Portfolio. In the meantime, market volatility and other conditions continue to afford us opportunities to find good values among quality companies. We will continue to capitalize on these openings when they occur and keep the portfolio well positioned for the long term.

Thomas Sassi
Lead Portfolio Manager

MANAGEMENT SUMMARY

KEMPER SMALL CAP VALUE PORTFOLIO
------------------------------------

  In 1998, both small cap and value stocks bore the brunt of the recent market volatility as many investors redeployed their assets toward U.S. Treasuries and the bluest of the blue chip stocks. For the Small Cap Value Portfolio, that "double whammy" translated into a generally difficult year.
  In addition to the decline in small caps and value stocks, we were also hindered by some large positions in sectors that underperformed our expectations -- energy and specialty finance. Energy stocks suffered in 1998 as warmer-than-average temperatures continued during most of the year and crude oil prices declined. The financial services sector suffered with the Russian debt crisis and fears of a credit crunch at home.
  Although we did not see many positive results in 1998, we did use the down market as an opportunity to add value to the portfolio. We added dozens of new names, such as Inter-tel, Inc., a digital communication firm; Southdown, Inc., a manufacturer of concrete products; and Pacific Sun Wear, an apparel retailer.
  Overall, we believe we have a diversified, undervalued portfolio of solid companies, which helps position us well for the future. Regardless of market conditions, we will continue to focus on a bottom-up approach to stock selection, identifying companies with considerable value relative to the market. When small caps gain back their strength, we expect that strategy to serve us well.

Steven T. Stokes
Lead Portfolio Manager

KEMPER VALUE+GROWTH PORTFOLIO
------------------------------------

  Overall, the market posted brisk returns during 1998, but investors continued to be buffeted by periods of ups and downs. Worries about Asia and Russia and uncertainty about Federal Reserve policy during the summer all contributed to choppy waters.
  Domestic large company growth stocks led the way during most of the year. Although that narrow market limited near-term performance for many stocks, it opened up many attractive buying opportunities for those with a long-term focus.
  Given the markets' unpredictability, we steered away from sector-based forecasting and instead focused on individual stock selection. Early in the year, the majority of the portfolio's assets were allocated toward growth stocks, although as the year progressed and we became more concerned about high valuations, we bolstered our value allocation. By September, the portfolio's allocation was equally weighted between growth and value issues. Although this allocation was generally a positive move, it did limit our participation in a late-year growth stock rally.
  Specifically, the portfolio enjoyed success during the year with technology stocks, including Sun Microsystems, although the sector as a whole proved to be a mixed bag. Some of our financial services holdings, including FHLMC, Citigroup and FNMA, also performed well.
  We expect volatility to continue, primarily because we have not seen sufficient indications that the turmoil in Asia, Russia and South America is anywhere near finished. Nevertheless, we believe in the long-term potential of domestic equity investing and in the power of thorough, disciplined stock selection.

Philip S. Fortuna
Lead Portfolio Manager

KEMPER HORIZON 20+, HORIZON 10+ AND HORIZON 5 PORTFOLIOS
------------------------------------

  It goes without saying that 1998 was a volatile year for investors. Although markets did seem to calm themselves after October 1997, periodic bursts of market unease led up to a rather large correction in August 1998. Domestic equity markets rebounded quickly, however, before settling into the tides of periodic volatility that characterized the last few months of the year.
  The Horizon Portfolios have been able to manage market volatility due to diversification. We do believe that over the long-term, this diversification across multiple asset classes, including value stocks, growth stocks, international and small company stocks, will lead to increased risk-adjusted return potential.
  With the portfolios this year, our bond stake provided protection against market turbulence. Our fixed-income allocation was quality focused and held an average credit rating of AAA. We have invested in U.S. Treasuries and mortgage-backed securities, and although the fund can invest in high-yield bonds, we opted to eschew that area for most of the year.
  Within the equity portions of our portfolio, we found some success with selected technology issues, including Sun Microsystems, and financial services stocks, including Citigroup. Most of the portfolios' equity successes, however, were among larger cap stocks, and our smaller cap holdings tended to place a drag on our performance.
  Going forward, we will continue to adhere to our disciplined, quantitative focus. We believe that, over the long term, keeping clear-sighted and cool-headed is the most sensible course. We remain confident about the longer-term potential of a diversified approach that includes a broad variety of assets.

Philip S. Fortuna
Lead Portfolio Manager

MANAGEMENT SUMMARY

KEMPER BLUE CHIP PORTFOLIO
------------------------------------

  Investors can take comfort from the fact that both the U.S. markets and the Blue Chip Portfolio held up well during a tumultuous year in 1998. Despite particularly volatile conditions at certain points during the year, we maintained a focus on our growth-at-a-reasonable-price discipline, which helped us identify several attractive stocks over the period and remain focused on long-term results.
  That wasn't easy, however. Our blue-chip hunting grounds were thinned out by a flight to higher-quality stocks and the resulting higher stock prices. Because of these steep prices, we were precluded from owning several market favorites like Microsoft and Lucent. Nonetheless, we were able to find a handful of worthy issues.
  Thanks to market performance between August and October, we were allowed entry points into higher-quality stocks, such as Wal-Mart, Home Depot and Pfizer, at fairly reasonable prices.
  One example of a stock that met our criteria was Motorola. The stock is attractively priced, and our research indicates that it benefits from several growth catalysts that may help push its price higher.
  Raytheon also possesses many of the attributes we look for. It is a defense and aerospace firm with a well-thought-out, rational expansion plan. It is also a company with a great deal of exciting growth potential. In addition, telecommunications stocks like AT&T and US West have appealing valuations and a combination of growth and income potential that we like.
  Going forward, we expect volatility to continue in some form. In a global economy, it is prudent to expect that uncertainty will always be present. What really counts is how we respond to that uncertainty. The bottom line is that we believe a thoughtful, long-term investment discipline has the potential to translate some volatility into opportunity for our investors.

Tracy McCormick
Lead Portfolio Manager

KEMPER GLOBAL INCOME PORTFOLIO
------------------------------------

  Throughout most of 1998, the bond markets of the developed nations continued to benefit from the deflationary impact of the Asian crisis. There was a continued flight to quality from emerging bond and equity markets.
  At the start of 1998, the Global Income Portfolio was overweight in Australia, New Zealand and U.K. markets and underweight in U.S., Japan and peripheral Europe markets. However, due to lower expected returns caused by higher inflation, we removed our Australia position and reduced our U.K. position.
  We increased our position in Canada early in the year because of higher-than-expected returns, but decreased it later due to a weakening of the currency. By contrast, European debt became more attractive during the year due to a series of interest rate cuts. Japanese bonds continued to underperform, and in October we cut in half our exposure to the market. To date, we still see few immediate solutions to the Asian crisis being offered.
  Despite concerns about several large economic powers, the outlook for many bond markets around the globe remains strong. Bond yields have declined in tandem with inflationary expectations in many countries, and we believe that many markets continue to be fairly valued in general. Close on the heels of the Federal Reserve's decision to ease rates twice, and because economic growth is reasonable, the market does not expect the Fed to tighten its policy.

Terence Prideaux
Pankaj Shah
Co-Lead Portfolio Managers

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
------------------------------------

  1998 presented investors with a strange market. Stocks that were already overvalued skyrocketed to unbelievable heights, while fundamentally solid companies with reasonable price-to-earnings multiples languished. The primary beneficiaries of this narrow market were the largest growth-style stocks. For value investors, therefore, it was a difficult period.
  We continued to look for financially sound companies with low price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios. As contrarians, we are always loath to pay a premium for any stock, and this year was no different.
  Financial services stocks made up the largest portion of the portfolio last year, and we focused in particular on regional banks that had no foreign exposure. As a result, the portfolio's financial services holdings withstood the downturn in August much better than the sector as a whole. In September, we took some positions in money-center banks and added to others at discounted prices. The prices of these stocks rose dramatically through September and October.
  On the downside, our holdings in oil and tobacco suffered at times during the year, but we believe they have good long-term prospects.
  We expect volatility to continue in 1999, so we will continue to manage the portfolio conservatively. However, if volatility knocks down areas we like, we will become more aggressive and take advantage of those opportunities.

David N. Dreman
Lead Portfolio Manager

                                                              MANAGEMENT SUMMARY

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
------------------------------------

  Launched in March 1998, the portfolio enjoyed a very eventful inaugural year. At inception, the financial stocks had risen steeply and it was difficult to find stocks that were undervalued. Then financial services stocks began to underperform for the first time in a decade. As the sector began to stumble in the summer, we moved in and added several quality stocks that were trading at a discount. Since then, the market has started to climb and these holdings have been positive for the portfolio.
  Primarily, we have structured a conservative portfolio that could really take off when the tide shifts and value stocks come back into favor. But we are also opportunistic. If something lags the market, like the big money-center banks did this past summer, we invest quickly to add value. We are always looking for those breaks in the market.
  Regional banks like First Union and KeyCorp also provided value opportunities this year, and we focused much of our investment there. The upside with the regional banks is that they don't have any foreign exposure like larger institutions, and many of them are strong takeover candidates.
  We fully expect that the growth in financial services will continue at a healthy rate. It is a sector with a great deal of potential. Banks, specifically, have a good deal more growth ahead. We've been pleased with our performance and hope that it will improve with time. Our performance is a reflection of our conservative, contrarian investment approach, and we believe that approach may yield long-term benefits for our investors.

David N. Dreman
Lead Portfolio Manager

KEMPER GLOBAL BLUE CHIP PORTFOLIO
------------------------------------

  The risks that we perceive in both the global economy and individual financial markets have led us to remain flexible for most of 1998. As a result, our investment action has concentrated on additions to the "secure streams of income" theme -- that is, investments that we believe will produce reliable streams of income in the future as supply of similar investments has diminished. These investments include National Grid Group and Peco Energy. We are also concentrating on sales of some of the fully valued holdings in our European-oriented themes and the development of our new theme, "The Empowered Consumer."
  "The Empowered Consumer" is focused on the rollout of the benefits of technology to households through price arbitrage and more efficient ordering and delivery systems. Examples from this theme include Comcast Corp, Motorola and Tele-Comm Liberty Media.
  Some of the fundamental drivers underlying our investment themes are changing. While restructuring still has considerable potential outside the U.S., deflationary risks are becoming more evident. The furious pace of the recent merger and acquisition activity is inspired by cost cutting and the elimination of capacity, and, as a defense against deflation, we believe this activity will not yield the same benefits as earlier restructuring. Driving this deflation, in part, are new and not-so-new technologies. Techno-euphoria is, however, complex, and investment opportunities in this area that are both sustainable and affordable must be selected with care.
  In our search for new themes, we are seeking to understand the wider implications of the latticework of structural imbalances that today characterize the global economy. We believe that financial markets are still exuberant, still irrational. In the meantime, the portfolio remains positioned for change.

Diego Espinosa
Lead Portfolio Manager

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
------------------------------------

  It has been a historic year in the international markets. In the year since the portfolio's inception, on January 1, 1998, investors have seen the formalization of the European Monetary Union, significant economic uncertainty in Japan and Russia and considerable volatility in almost every market.
  Despite these events, the focus of the portfolio remained on identifying relative yield -- the universe of stocks offered incrementally higher yields than their broader markets. We believe a relative yield approach best identifies stocks that are undervalued and helps the portfolio stay a steady course.
  Within the framework of that approach, we sought out regions that we believed would show strength during the year as well as sectors that were best positioned to benefit from some of the positive changes occurring in the region, including Europe's consumer stocks and telecommunications. We reduced our holdings in European banks, largely because financial stocks floundered as a result of global currency concerns. Overall, the long-term picture for Europe and its markets continues to be very positive.
  Japan remained a region to avoid except for a few, highly selective buying opportunities, and our caution was rewarded during periods of volatility during the year.
  Going forward, we expect to see the European market continue to be strong, while recovery in Japan will be steady but slow. Russia will continue to be a source of trouble and we will work to reduce the risk profile of the portfolio by staying away from financial stocks with exposure to the Russian economy.

Sheridan Reilly
Lead Portfolio Manager

 PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
---------------------------------------------------------------------------------
    INVESTORS FUND
    SERIES KEMPER
    TOTAL RETURN
    PORTFOLIO            15.14%   12.96%    14.20%     13.82%     (Since 4/6/82)
 .................................................................................

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER TOTAL RETURN PORTFOLIO
FROM 4/6/82 THROUGH 12/31/98

                                                [LINE GRAPH]
                                                  INVESTORS FUND SERIES                                      LEHMAN BROTHERS
                                                   KEMPER TOTAL RETURN         RUSSELL 1000 GROWTH        GOVERNMENT/CORPORATE
                                                        PORTFOLIO                    INDEX++               BOND INDEX++++++
                                                  ---------------------        -------------------        --------------------
4/6/82                                                  10000.00                     10000.00                   10000.00
                                                         9754.00                      9428.00                   10004.00
                                                        10725.00                     10574.00                   11380.00
                                                        12407.00                     12826.00                   12324.00
                                                        13501.00                     14038.00                   12712.00
                                                        15508.00                     15843.00                   12918.00
                                                        14944.00                     15289.00                   13117.00
                                                        14586.00                     14875.00                   13309.00
                                                        13440.00                     13679.00                   13377.00
                                                        13049.00                     13518.00                   13150.00
                                                        13918.00                     14560.00                   14247.00
                                                        13875.00                     14734.00                   15309.00
                                                        15105.00                     16214.00                   15637.00
                                                        16170.00                     17255.00                   16925.00
                                                        15604.00                     16424.00                   17262.00
                                                        17821.00                     19574.00                   18570.00
                                                        20314.00                     22626.00                   20153.00
                                                        21526.00                     24480.00                   20419.00
                                                        19826.00                     21490.00                   20831.00
12/31/86                                                20522.00                     22582.00                   21470.00
                                                        24081.00                     28021.00                   21787.00
                                                        24651.00                     29093.00                   21376.00
                                                        25470.00                     31058.00                   20751.00
                                                        20639.00                     23780.00                   21962.00
                                                        21561.00                     24516.00                   22748.00
                                                        22325.00                     25833.00                   22973.00
                                                        22366.00                     25723.00                   23402.00
                                                        23115.00                     26459.00                   23627.00
                                                        24263.00                     28297.00                   23888.00
                                                        26275.00                     31149.00                   25808.00
                                                        28559.00                     35023.00                   26050.00
                                                        28695.00                     35964.00                   26990.00
                                                        28439.00                     34632.00                   26681.00
                                                        30867.00                     38003.00                   27642.00
                                                        28086.00                     32329.00                   27810.00
                                                        30153.00                     35870.00                   29226.00
                                                        34638.00                     42306.00                   30014.00
                                                        34474.00                     41899.00                   30467.00
                                                        37509.00                     44828.00                   32220.00
12/31/91                                                41576.00                     50636.00                   33939.00
                                                        40199.00                     48136.00                   33430.00
                                                        38911.00                     47610.00                   34784.00
                                                        39201.00                     49704.00                   36483.00
                                                        42279.00                     53168.00                   36512.00
                                                        43270.00                     52723.00                   38210.00
                                                        44046.00                     51906.00                   39357.00
                                                        47126.00                     52673.00                   40659.00
                                                        47401.00                     54711.00                   40540.00
                                                        44853.00                     52300.00                   39271.00
                                                        42403.00                     51767.00                   38782.00
                                                        43714.00                     55749.00                   38974.00
                                                        42901.00                     56165.00                   39118.00
                                                        45767.00                     61514.00                   41067.00
                                                        49381.00                     67562.00                   43731.00
                                                        51903.00                     73694.00                   44568.00
                                                        54041.00                     77051.00                   46645.00
                                                        55212.00                     81188.00                   45553.00
                                                        57035.00                     86353.00                   45768.00
                                                        59944.00                     89464.00                   46575.00
                                                        63100.00                     94867.00                   47999.00
                                                        62537.00                     95377.00                   47585.00
                                                        70866.00                    113414.00                   49316.00
                                                        74905.00                    121938.00                   51044.00
                                                        75694.00                    123791.00                   52682.00
                                                        82373.00                    142548.00                   53481.00
                                                        82984.00                    149019.00                   54880.00
                                                        77249.00                    135482.00                   57598.00
12/31/98                                                87156.00                    171706.00                   57673.00

 AVERAGE ANNUAL TOTAL RETURNS(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
---------------------------------------------------------------------------------
    INVESTORS FUND
    SERIES KEMPER
    HIGH YIELD
    PORTFOLIO            1.45%    8.19%    10.26%     12.73%     (Since 4/6/82)
 .................................................................................

INVESTMENT BY THE PORTFOLIO IN LOWER-RATED BONDS PRESENTS GREATER RISK TO PRINCIPAL INCOME THAN INVESTMENTS IN HIGHER-QUALITY SECURITIES.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER HIGH YIELD PORTFOLIO
FROM 4/6/82 THROUGH 12/31/98

                                    [LINE GRAPH]
                                                                INVESTORS FUND SERIES KEMPER        SALOMON BROTHERS LONG-TERM
                                                                    HIGH YIELD PORTFOLIO             HIGH YIELD BOND INDEX**
                                                                    ------------------------        --------------------------
4/6/82                                                                    10000.00                           10000.00
                                                                           9980.00                           10366.00
                                                                          11376.00                           12335.00
                                                                          12404.00                           13315.00
                                                                          13353.00                           15517.00
                                                                          13613.00                           15624.00
                                                                          13837.00                           16108.00
                                                                          14238.00                           16324.00
                                                                          14405.00                           16427.00
                                                                          14223.00                           15809.00
                                                                          15193.00                           17368.00
                                                                          16026.00                           17871.00
                                                                          16630.00                           19051.00
                                                                          18085.00                           20146.00
                                                                          18416.00                           20721.00
                                                                          19485.00                           21920.00
                                                                          20713.00                           23747.00
                                                                          21642.00                           24772.00
                                                                          22017.00                           24916.00
12/31/86                                                                  22906.00                           25449.00
                                                                          24236.00                           27187.00
                                                                          24033.00                           26967.00
                                                                          23901.00                           26392.00
                                                                          24285.00                           26614.00
                                                                          26263.00                           28561.00
                                                                          27006.00                           29630.00
                                                                          27407.00                           30314.00
                                                                          28051.00                           30905.00
                                                                          28534.00                           31698.00
                                                                          29432.00                           32852.00
                                                                          28959.00                           31774.00
                                                                          27703.00                           30569.00
                                                                          26469.00                           29007.00
                                                                          27991.00                           30436.00
                                                                          24402.00                           27591.00
                                                                          23428.00                           27945.00
                                                                          29683.00                           34174.00
                                                                          31714.00                           35843.00
                                                                          34730.00                           38043.00
12/31/91                                                                  35569.00                           40012.00
                                                                          39425.00                           43167.00
                                                                          40464.00                           44895.00
                                                                          41503.00                           47003.00
                                                                          41884.00                           47685.00
                                                                          44344.00                           50905.00
                                                                          46546.00                           53608.00
                                                                          47222.00                           55120.00
                                                                          50265.00                           57044.00
                                                                          49063.00                           55134.00
                                                                          48828.00                           53906.00
                                                                          49169.00                           54531.00
                                                                          49139.00                           54886.00
                                                                          51658.00                           59317.00
                                                                          54064.00                           64543.00
                                                                          55820.00                           67111.00
                                                                          57687.00                           70992.00
                                                                          59227.00                           70547.00
                                                                          60290.00                           70519.00
                                                                          63394.00                           72767.00
                                                                          65796.00                           76573.00
                                                                          65762.00                           76696.00
                                                                          69313.00                           81796.00
                                                                          72321.00                           86465.00
                                                                          73436.00                           90157.00
                                                                          76180.00                           93759.00
                                                                          76769.00                           95952.00
                                                                          71654.00                           93422.00
12/31/98                                                                  74502.00                           98241.00

 AVERAGE ANNUAL TOTAL RETURNS(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
---------------------------------------------------------------------------------
    INVESTORS FUND
    SERIES KEMPER
    GROWTH PORTFOLIO     15.10%   16.74%    18.11%     15.14%    (Since 12/9/83)
 .................................................................................

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER GROWTH PORTFOLIO
FROM 12/9/83 THROUGH 12/31/98

                                                  INVESTORS FUND SERIES        RUSSELL 1000 GROWTH        STANDARD & POOR'S 500
                                                 KEMPER GROWTH PORTFOLIO             INDEX++                   STOCK INDEX++
                                                 -----------------------       -------------------        --------------------
12/9/83                                                 10000.00                     10000.00                    10000.00
                                                        10112.00                      9482.00                     9944.00
                                                        10211.00                      9196.00                     9760.00
                                                        10294.00                      9088.00                     9510.00
                                                        10889.00                      9788.00                    10432.00
                                                        11081.00                      9905.00                    10627.00
                                                        11940.00                     10900.00                    11603.00
                                                        12677.00                     11600.00                    12454.00
                                                        12074.00                     11041.00                    11944.00
                                                        13866.00                     13159.00                    13999.00
                                                        15911.00                     15210.00                    15974.00
                                                        16880.00                     16457.00                    16915.00
                                                        14837.00                     14446.00                    15735.00
                                                        15120.00                     15181.00                    16612.00
                                                        18580.00                     18837.00                    20159.00
                                                        19036.00                     19558.00                    21171.00
                                                        20151.00                     20879.00                    22568.00
                                                        15381.00                     15986.00                    17484.00
                                                        16113.00                     16481.00                    18477.00
                                                        16730.00                     17366.00                    19704.00
                                                        15662.00                     17292.00                    19771.00
                                                        15437.00                     17787.00                    20380.00
                                                        16332.00                     19023.00                    21824.00
                                                        17850.00                     20940.00                    23747.00
                                                        20209.00                     23544.00                    26287.00
                                                        19746.00                     24177.00                    26827.00
                                                        19350.00                     23282.00                    26020.00
                                                        21525.00                     25548.00                    27653.00
                                                        18264.00                     21733.00                    23857.00
12/31/87                                                19859.00                     24114.00                    25993.00
                                                        23769.00                     28440.00                    29762.00
                                                        23528.00                     28167.00                    29691.00
                                                        26213.00                     30135.00                    31275.00
                                                        31667.00                     34040.00                    33895.00
                                                        30612.00                     32360.00                    33040.00
                                                        28351.00                     32006.00                    33667.00
                                                        29485.00                     33414.00                    34729.00
                                                        32802.00                     35742.00                    36473.00
                                                        32839.00                     35443.00                    38065.00
                                                        34678.00                     34894.00                    38248.00
                                                        38303.00                     35409.00                    39233.00
                                                        37599.00                     36780.00                    40141.00
                                                        36971.00                     35159.00                    38622.00
                                                        34010.00                     34800.00                    38783.00
                                                        36067.00                     37477.00                    40676.00
12/31/92                                                36090.00                     37757.00                    40669.00
                                                        39114.00                     41352.00                    44624.00
                                                        42237.00                     45419.00                    48878.00
                                                        45997.00                     49541.00                    52759.00
                                                        47990.00                     51797.00                    55933.00
                                                        50508.00                     54579.00                    58935.00
                                                        53030.00                     58051.00                    61576.00
                                                        56913.00                     60142.00                    63480.00
                                                        58368.00                     63774.00                    68767.00
                                                        55388.00                     64117.00                    70615.00
                                                        64543.00                     76243.00                    82931.00
                                                        71853.00                     81973.00                    89142.00
                                                        70825.00                     83218.00                    91702.00
                                                        82274.00                     95828.00                   104484.00
                                                        81777.00                    100178.00                   107953.00
                                                        63809.00                     91078.00                    97239.00
12/31/98                                                81521.00                    115429.00                   118057.00

(1)AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENT OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. PERFORMANCE IS NET OF THE PORTFOLIO'S MANAGEMENT FEE AND OTHER OPERATION EXPENSES BUT DOES NOT INCLUDE ANY DEDUCTION AT THE SEPARATE ACCOUNT OR CONTRACT LEVEL FOR ANY INSURANCE OR SURRENDER CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. PLEASE SEE PROSPECTUS FOR MORE DETAILS.

   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. RETURNS AND PRINCIPAL VALUES FLUCTUATE SO THAT ACCUMULATION UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

PERFORMANCE UPDATE



 AVERAGE ANNUAL TOTAL RETURNS(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
---------------------------------------------------------------------------------
    INVESTORS FUND
    SERIES KEMPER
    GOVERNMENT
    SECURITIES
    PORTFOLIO             7.03%    6.72%    8.37%      7.84%      (Since 9/3/87)
 .................................................................................

PORTFOLIO SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER GOVERNMENT
SECURITIES PORTFOLIO FROM 9/3/87 THROUGH 12/31/98

                                     [LINE GRAPH]
                                                                INVESTORS FUND SERIES KEMPER         SALOMON BROTHERS 30-YEAR
                                                              GOVERNMENT SECURITIES PORTFOLIO              GNMA INDEX*
                                                              -------------------------------        ------------------------
9/3/87                                                                    10000.00                           10000.00
                                                                          10030.00                           10334.00
                                                                          10216.00                           10790.00
                                                                          10265.00                           10982.00
                                                                          10364.00                           11221.00
                                                                          10354.00                           11255.00
                                                                          10423.00                           11377.00
                                                                          11221.00                           12322.00
                                                                          11296.00                           12492.00
                                                                          11715.00                           13014.00
                                                                          11532.00                           13000.00
                                                                          12037.00                           13491.00
                                                                          12113.00                           13700.00
12/31/90                                                                  12858.00                           14434.00
                                                                          13087.00                           14841.00
                                                                          13221.00                           15147.00
                                                                          13993.00                           15978.00
                                                                          14822.00                           16736.00
                                                                          14419.00                           16641.00
                                                                          14986.00                           17313.00
                                                                          15675.00                           17829.00
                                                                          15699.00                           18008.00
                                                                          16142.00                           18539.00
                                                                          16425.00                           18929.00
                                                                          16636.00                           18940.00
                                                                          16713.00                           19084.00
                                                                          16306.00                           18599.00
                                                                          16187.00                           18558.00
                                                                          16225.00                           18691.00
12/31/94                                                                  16255.00                           18814.00
                                                                          17119.00                           19807.00
                                                                          18158.00                           20839.00
                                                                          18494.00                           21288.00
                                                                          19340.00                           22000.00
                                                                          18955.00                           21964.00
                                                                          18949.00                           22101.00
                                                                          19336.00                           22566.00
                                                                          19836.00                           23246.00
                                                                          19847.00                           23270.00
                                                                          20539.00                           24153.00
                                                                          21140.00                           24897.00
                                                                          21613.00                           25454.00
                                                                          21949.00                           25866.00
                                                                          22333.00                           26305.00
                                                                          23014.00                           26965.00
12/31/98                                                                  23132.00                           27198.00

 AVERAGE ANNUAL TOTAL RETURNS(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                     LIFE OF
                                  1-YEAR   5-YEAR   PORTFOLIO
--------------------------------------------------------------------------------
    INVESTORS FUND SERIES
    KEMPER INTERNATIONAL
    PORTFOLIO                    10.02%    8.82%     10.53%     (Since 1/6/92)
 ................................................................................

SPECIAL RISK CONSIDERATIONS ARE ASSOCIATED WITH INVESTMENTS IN NON-U.S. COMPANIES, INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENTAL REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY THAT MAY ADVERSELY AFFECT THE PORTFOLIO.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER INTERNATIONAL PORTFOLIO
FROM 1/6/92 THROUGH 12/31/98

                                  [LINE GRAPH]






                                                                INVESTORS FUND SERIES KEMPER      EUROPE, AUSTRALASIA, FAR EAST
                                                                  INTERNATIONAL PORTFOLIO               INDEX (EAFE INDEX)++
                                                                  --------------------------      -----------------------------
1/6/92                                                                    10000.00                           10000.00
                                                                          10060.00                            9005.00
                                                                          10320.00                            9196.00
                                                                           9630.00                            9335.00
                                                                           9930.00                            8974.00
                                                                          10320.00                           10050.00
                                                                          10922.00                           11061.00
                                                                          12063.00                           11794.00
                                                                          13186.00                           11896.00
                                                                          12587.00                           12312.00
                                                                          12725.00                           12941.00
                                                                          13212.00                           12954.00
                                                                          12713.00                           12822.00
                                                                          12617.00                           13061.00
                                                                          13218.00                           13155.00
                                                                          14259.00                           13704.00
                                                                          14345.00                           14259.00
                                                                          15406.00                           14671.00
                                                                          15937.00                           14903.00
                                                                          15812.00                           14884.00
12/31/96                                                                  16710.00                           15121.00
                                                                          16884.00                           14884.00
                                                                          18772.00                           16816.00
                                                                          19527.00                           16697.00
12/31/97                                                                  18291.00                           15390.00
                                                                          20609.00                           17654.00
                                                                          21086.00                           17841.00
                                                                          17433.00                           15305.00
12/31/98                                                                  20123.00                           18467.00

 AVERAGE ANNUAL TOTAL RETURNS(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                    LIFE OF
                                          1-YEAR   PORTFOLIO
-------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    SMALL CAP GROWTH PORTFOLIO            18.37%     24.20%     (Since 5/2/94)
 ...............................................................................

INVESTMENTS BY THE PORTFOLIO IN SMALL COMPANIES PRESENT GREATER RISK OF LOSS THAN INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER SMALL CAP GROWTH
PORTFOLIO FROM 5/2/94 THROUGH 12/31/98

                                 [LINE GRAPH]
                                                                INVESTORS FUND SERIES KEMPER
                                                                 SMALL CAP GROWTH PORTFOLIO           RUSSELL 2000 INDEX+++
                                                                 ---------------------------          ---------------------
5/2/94                                                                     10000.00                           10000.00
                                                                            9763.00                            9660.00
                                                                           10404.00                           10332.00
                                                                           10366.00                           10141.00
                                                                           11078.00                           10609.00
                                                                           11962.00                           11603.00
                                                                           13493.00                           12749.00
12/31/95                                                                   13484.00                           13026.00
                                                                           14516.00                           13690.00
                                                                           15618.00                           14375.00
                                                                           16982.00                           14424.00
12/31/96                                                                   17265.00                           15174.00
                                                                           16750.00                           14390.00
                                                                           19827.00                           16722.00
                                                                           23283.00                           19211.00
12/31/97                                                                   23171.00                           18568.00
                                                                           26004.00                           20435.00
                                                                           26230.00                           19482.00
                                                                           21844.00                           15557.00
12/31/98                                                                   27428.00                           18095.00

(1)AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENT OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. PERFORMANCE IS NET OF THE PORTFOLIO'S MANAGEMENT FEE AND OTHER OPERATION EXPENSES BUT DOES NOT INCLUDE ANY DEDUCTION AT THE SEPARATE ACCOUNT OR CONTRACT LEVEL FOR ANY INSURANCE OR SURRENDER CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. PLEASE SEE PROSPECTUS FOR MORE DETAILS.

   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. RETURNS AND PRINCIPAL VALUES FLUCTUATE SO THAT ACCUMULATION UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 PERFORMANCE UPDATE
 AVERAGE ANNUAL TOTAL RETURN(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                    LIFE OF
                                          1-YEAR   PORTFOLIO
-------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    INVESTMENT GRADE BOND PORTFOLIO        7.93%     7.70%      (Since 5/1/96)
 ...............................................................................

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER INVESTMENT GRADE BOND
PORTFOLIO FROM 5/1/96 THROUGH 12/31/98

                                                        [LINE GRAPH]

                                                                                                            LEHMAN BROTHERS
                                                              INVESTORS FUND SERIES KEMPER               GOVERNMENT/CORPORATE
                                                              INVESTMENT GRADE BOND PORTFOLIO              BOND INDEX++++++
                                                              -------------------------------            --------------------
5/1/96                                                                    10000.00                           10000.00
                                                                          10036.00                           10133.00
                                                                          10161.00                           10312.00
12/31/96                                                                  10330.00                           10627.00
                                                                          10305.00                           10536.00
                                                                          10633.00                           10919.00
                                                                          10968.00                           11302.00
12/31/97                                                                  11264.00                           11664.00
                                                                          11433.00                           11841.00
                                                                          11685.00                           12151.00
                                                                          12131.00                           12753.00
12/31/98                                                                  12157.00                           12770.00

 AVERAGE ANNUAL TOTAL RETURN(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                    LIFE OF
                                          1-YEAR   PORTFOLIO
-------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    CONTRARIAN VALUE PORTFOLIO            19.26%     25.28%     (Since 5/1/96)
 ...............................................................................

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER CONTRARIAN VALUE
PORTFOLIO FROM 5/1/96 THROUGH 12/31/98

                                                               [LINE GRAPH]
                                                                INVESTORS FUND SERIES KEMPER            STANDARD & POORS
                                                                 CONTRARIAN VALUE PORTFOLIO             500 STOCK INDEX+
                                                                 ---------------------------        --------------------------
5/1/96                                                                    10000.00                           10000.00
                                                                          10107.00                           10038.00
                                                                          10689.00                           10349.00
12/31/96                                                                  11653.00                           11210.00
                                                                          11963.00                           11512.00
                                                                          13444.00                           13519.00
                                                                          14635.00                           14532.00
12/31/97                                                                  15194.00                           14949.00
                                                                          17078.00                           17033.00
                                                                          16880.00                           17598.00
                                                                          15686.00                           15852.00
12/31/98                                                                  18121.00                           19246.00

 AVERAGE ANNUAL TOTAL RETURN(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                   LIFE OF
                                        1-YEAR    PORTFOLIO
------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    SMALL CAP VALUE PORTFOLIO           (11.25)%    3.65%      (Since 5/1/96)
 ..............................................................................

INVESTMENTS BY THE PORTFOLIO IN SMALL COMPANIES PRESENT GREATER RISK OF LOSS THAN INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER SMALL CAP VALUE
PORTFOLIO FROM 5/1/96 THROUGH 12/31/98

                                                                [LINE GRAPH]
                                                                INVESTORS FUND SERIES KEMPER
                                                                 SMALL CAP VALUE PORTFOLIO             RUSSELL 2000 INDEX+++
                                                                 ---------------------------           --------------------
5/1/96                                                                    10000.00                           10000.00
                                                                           9469.00                            9589.00
                                                                           9706.00                            9622.00
12/31/96                                                                  10376.00                           10122.00
                                                                          10161.00                            9599.00
                                                                          11838.00                           11155.00
                                                                          13163.00                           12815.00
12/31/97                                                                  12631.00                           12386.00
                                                                          13821.00                           13632.00
                                                                          12920.00                           12996.00
                                                                          10017.00                           10378.00
12/31/98                                                                  11210.00                           12071.00

(1) AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENT OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. PERFORMANCE IS NET OF THE PORTFOLIO'S MANAGEMENT FEE AND OTHER OPERATION EXPENSES BUT DOES NOT INCLUDE ANY DEDUCTION AT THE SEPARATE ACCOUNT OR CONTRACT LEVEL FOR ANY INSURANCE OR SURRENDER CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. PLEASE SEE PROSPECTUS FOR MORE DETAILS.

    PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. RETURNS AND PRINCIPAL VALUES FLUCTUATE SO THAT ACCUMULATION UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

PERFORMANCE UPDATE


AVERAGE ANNUAL TOTAL RETURN(1)

FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    VALUE+GROWTH PORTFOLIO               20.17%     22.74%     (Since 5/1/96)
 ..............................................................................

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER VALUE+GROWTH
PORTFOLIO FROM 5/1/96 THROUGH 12/31/98


                                               [LINE GRAPH]
                                                                INVESTORS FUND SERIES KEMPER
                                                                   VALUE+GROWTH PORTFOLIO              RUSSELL 1000 INDEX+
                                                                   -------------------------           -------------------
5/1/96                                                                     10000                              10000
                                                                            9789                              10252
                                                                           10330                              10587
12/31/96                                                                   11058                              11431
                                                                           10927                              11608
                                                                           12553                              13559
                                                                           14157                              14743
12/31/97                                                                   13874                              15186
                                                                           15717                              17216
                                                                           15764                              17647
                                                                           13500                              15827
12/31/98                                                                   16673                              19290

 AVERAGE ANNUAL TOTAL RETURN(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                    LIFE OF
                                          1-YEAR   PORTFOLIO
-------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    HORIZON 20+ PORTFOLIO                 13.01%     18.44%     (Since 5/1/96)
 ...............................................................................

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER HORIZON 20+
PORTFOLIO FROM 5/1/96 THROUGH 12/31/98

                                    [LINE GRAPH]

                                                  INVESTORS FUND SERIES          LEHMAN BROTHERS
                                                   KEMPER HORIZON 20+         GOVERNMENT/CORPORATE          STANDARD & POOR'S
                                                        PORTFOLIO                  BOND INDEX++++++         500 STOCK INDEX++
                                                  ---------------------       --------------------        --------------------
5/1/96                                                  10000.00                    10000.00                    10000.00
                                                         9812.00                    10133.00                    10038.00
                                                        10400.00                    10312.00                    10349.00
12/31/96                                                11179.00                    10627.00                    11210.00
                                                        11007.00                    10536.00                    11512.00
                                                        12396.00                    10919.00                    13519.00
                                                        13695.00                    11302.00                    14532.00
12/31/97                                                13468.00                    11664.00                    14949.00
                                                        14961.00                    11841.00                    17033.00
                                                        15099.00                    12151.00                    17598.00
                                                        13371.00                    12753.00                    15852.00
12/31/98                                                15224.00                    12770.00                    19246.00

 AVERAGE ANNUAL TOTAL RETURN(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    HORIZON 10+ PORTFOLIO                11.30%     14.87%     (Since 5/1/96)
 ..............................................................................

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER HORIZON 10+
PORTFOLIO FROM 5/1/96 THROUGH 12/31/98

                                   [LINE GRAPH]

                                                  INVESTORS FUND SERIES          LEHMAN BROTHERS
                                                   KEMPER HORIZON 10          GOVERNMENT/CORPORATE        STANDARD & POOR'S
                                                        PORTFOLIO                BOND INDEX++++++          500 STOCK INDEX++
                                                  ---------------------       --------------------        --------------------
5/1/96                                                  10000.00                    10000.00                    10000.00
                                                         9881.00                    10133.00                    10038.00
                                                        10294.00                    10312.00                    10349.00
12/31/96                                                10893.00                    10627.00                    11210.00
                                                        10800.00                    10536.00                    11512.00
                                                        11886.00                    10919.00                    13519.00
                                                        12864.00                    11302.00                    14532.00
12/31/97                                                12719.00                    11664.00                    14949.00
                                                        13799.00                    11841.00                    17033.00
                                                        13865.00                    12151.00                    17598.00
                                                        12787.00                    12753.00                    15852.00
12/31/98                                                14160.00                    12770.00                    19246.00

(1) AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENT OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. PERFORMANCE IS NET OF THE PORTFOLIO'S MANAGEMENT FEE AND OTHER OPERATION EXPENSES BUT DOES NOT INCLUDE ANY DEDUCTION AT THE SEPARATE ACCOUNT OR CONTRACT LEVEL FOR ANY INSURANCE OR SURRENDER CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. PLEASE SEE PROSPECTUS FOR MORE DETAILS.

    PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. RETURNS AND PRINCIPAL VALUES FLUCTUATE SO THAT ACCUMULATION UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 PERFORMANCE UPDATE


 AVERAGE ANNUAL TOTAL RETURN(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    HORIZON 5 PORTFOLIO                  10.00%     12.07%     (Since 5/1/96)
 ..............................................................................

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER HORIZON 5
PORTFOLIO FROM 5/1/96 THROUGH 12/31/98


                                                                        [LINE GRAPH]


                                                  INVESTORS FUND SERIES          LEHMAN BROTHERS
                                                    KEMPER HORIZON 5         GOVERNMENT/CORPORATE         STANDARD & POOR'S
                                                        PORTFOLIO               BOND INDEX++++++           500 STOCK INDEX++
                                                  ---------------------       --------------------        --------------------
5/1/96                                                  10000.00                    10000.00                    10000.00
                                                         9923.00                    10133.00                    10038.00
                                                        10258.00                    10312.00                    10349.00
12/31/96                                                10767.00                    10627.00                    11210.00
                                                        10707.00                    10536.00                    11512.00
                                                        11468.00                    10919.00                    13519.00
                                                        12130.00                    11302.00                    14532.00
12/31/97                                                12135.00                    11664.00                    14949.00
                                                        12833.00                    11841.00                    17033.00
                                                        12908.00                    12151.00                    17598.00
                                                        12363.00                    12753.00                    15852.00
12/31/98                                                13318.00                    12770.00                    19246.00

 AVERAGE ANNUAL TOTAL RETURN(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    BLUE CHIP PORTFOLIO                  13.84%     15.38%     (Since 5/1/97)
 ..............................................................................

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER BLUE CHIP PORTFOLIO
FROM 5/1/97 THROUGH 12/31/98

                                    [LINE GRAPH]
                                                                INVESTORS FUND SERIES KEMPER
                                                                    BLUE CHIP PORTFOLIO                RUSSELL 1000 INDEX+
                                                                  ------------------------             -------------------
5/1/97                                                                    10000.00                           10000.00
                                                                          10255.00                           10414.00
                                                                          11050.00                           11324.00
12/31/97                                                                  11113.00                           11664.00
                                                                          12244.00                           13224.00
                                                                          12210.00                           13554.00
                                                                          10698.00                           12157.00
12/31/98                                                                  12652.00                           14816.00

 AVERAGE ANNUAL TOTAL RETURN(1)

 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                   LIFE OF
                                         1-YEAR   PORTFOLIO
------------------------------------------------------------------------------
    INVESTORS FUND SERIES KEMPER
    GLOBAL INCOME PORTFOLIO              10.98%     8.26%      (Since 5/1/97)
 ..............................................................................

SPECIAL RISK CONSIDERATIONS ARE ASSOCIATED WITH INVESTMENTS IN NON-U.S. COMPANIES, INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENTAL REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY THAT MAY ADVERSELY AFFECT THE PORTFOLIO.

AS A NON-DIVERSIFIED INVESTMENT COMPANY, THE PORTFOLIO MAY INVEST MORE THAN 5% OF ITS ASSETS IN THE SECURITIES OF A PARTICULAR FOREIGN ISSUER. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE PROSPECTUS.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER GLOBAL INCOME
PORTFOLIO FROM 5/1/97 THROUGH 12/31/98


                                                                        [LINE GRAPH]

                                                                INVESTORS FUND SERIES KEMPER          SALOMON BROTHERS WORLD
                                                                  GLOBAL INCOME PORTFOLIO            GOVERNMENT BOND INDEX***
                                                                  --------------------------         ------------------------
5/1/97                                                                    10000.00                           10000.00
                                                                          10024.00                           10119.00
                                                                          10241.00                           10248.00
12/31/97                                                                  10251.00                           10269.00
                                                                          10371.00                           10350.00
                                                                          10530.00                           10556.00
                                                                          11198.00                           11435.00
12/31/98                                                                  11377.00                           11841.00

(1)AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENT OVER THE PERIODS SPECIFIC, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. PERFORMANCE IS NET OF THE PORTFOLIO'S MANAGEMENT FEE AND OTHER OPERATION EXPENSES BUT DOES NOT INCLUDE ANY DEDUCTION AT THE SEPARATE ACCOUNT OR CONTRACT LEVEL FOR ANY INSURANCE OR SURRENDER CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. PLEASE SEE PROSPECTUS FOR MORE DETAILS.

   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. RETURNS AND PRINCIPAL VALUES FLUCTUATE SO THAT ACCUMULATION UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

PERFORMANCE UPDATE

TOTAL RETURN(1)

FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                     LIFE OF
                                                    PORTFOLIO
--------------------------------------------------------------------------------
    INVESTORS FUND SERIES
    KEMPER-DREMAN
    HIGH RETURN EQUITY PORTFOLIO                       2.80%     (Since 5/4/98)
 ................................................................................

THE PORTFOLIO MAY CONCENTRATE INVESTMENTS IN SPECIFIC SECTORS, WHICH CREATES SPECIAL RISK CONSIDERATIONS.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER-DREMAN HIGH RETURN
EQUITY PORTFOLIO FROM 5/4/98 THROUGH 12/31/98

                                 [LINE GRAPH]
                                                                 INVESTORS FUND SERIES
                                                               KEMPER-DREMAN HIGH RETURN               STANDARD & POOR'S
                                                                   EQUITY PORTFOLIO                    500 STOCK INDEX++
                                                               -----------------------------       ---------------------------
5/4/98                                                                    10035.00                           10406.00
                                                                           9916.00                           10296.00
                                                                           8492.00                            8808.00
9/30/98                                                                    9326.00                            9373.00
                                                                          10115.00                           10134.00
                                                                          10484.00                           10748.00
12/31/98                                                                  10577.00                           11367.00

 TOTAL RETURN(1)
 FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                     LIFE OF
                                                    PORTFOLIO
--------------------------------------------------------------------------------
    INVESTORS FUND SERIES
    KEMPER-DREMAN FINANCIAL
    SERVICES PORTFOLIO                               (2.20)%     (Since 5/4/98)
 ................................................................................

THE PORTFOLIO MAY CONCENTRATE INVESTMENTS IN SPECIFIC SECTORS, WHICH CREATES SPECIAL RISK CONSIDERATIONS.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER-DREMAN FINANCIAL
SERVICES PORTFOLIO FROM 5/4/98 THROUGH 12/31/98

                                    [LINE GRAPH]
                                                                  INVESTORS FUND SERIES
                                                                 KEMPER-DREMAN FINANCIAL           STANDARD & POOR'S FINANCIAL
                                                                      SERVICES PORTFOLIO                 SERVICES INDEX #
                                                               -----------------------------       ---------------------------
5/4/98                                                                    10246.00                           10419.00
                                                                          10256.00                           10421.00
                                                                           8090.00                            8019.00
9/30/98                                                                    8381.00                            8181.00
                                                                           9359.00                            9172.00
                                                                           9980.00                            9797.00
12/31/98                                                                  10081.00                            9998.00

 TOTAL RETURN(1)

 FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                        LIFE OF
                                                       PORTFOLIO
-----------------------------------------------------------------------------------
    INVESTORS FUND SERIES
    KEMPER GLOBAL BLUE
    CHIP PORTFOLIO                                     (2.10)%     (Since 5/5/98)
 ...................................................................................

SPECIAL RISK CONSIDERATIONS ARE ASSOCIATED WITH INVESTMENTS IN NON-U.S. COMPANIES, INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENTAL REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY THAT MAY ADVERSELY AFFECT THE PORTFOLIO.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER GLOBAL BLUE CHIP
PORTFOLIO FROM 5/5/98 THROUGH 12/31/98

                                    [LINE GRAPH]
                                                                INVESTORS FUND SERIES KEMPER
                                                                 GLOBAL BLUE CHIP PORTFOLIO            MSCI WORLD INDEX ##
                                                                 ---------------------------           -------------------
5/5/98                                                                     10281.00                           10239.00
                                                                           10127.00                           10224.00
                                                                            9060.00                            8862.00
9/30/98                                                                     9354.00                            9020.00
                                                                            9655.00                            9837.00
                                                                            9924.00                           10424.00
12/31/98                                                                   10186.00                           10935.00

(1)AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENT OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. PERFORMANCE IS NET OF THE PORTFOLIO'S MANAGEMENT FEE AND OTHER OPERATION EXPENSES BUT DOES NOT INCLUDE ANY DEDUCTION AT THE SEPARATE ACCOUNT OR CONTRACT LEVEL FOR ANY INSURANCE OR SURRENDER CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. PLEASE SEE PROSPECTUS FOR MORE DETAILS.

   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. RETURNS AND PRINCIPAL VALUES FLUCTUATE SO THAT ACCUMULATION UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

PERFORMANCE UPDATE

TOTAL RETURN(1)

FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                        LIFE OF
                                                       PORTFOLIO
-----------------------------------------------------------------------------------
    INVESTORS FUND SERIES
    KEMPER INTERNATIONAL
    GROWTH AND INCOME
    PORTFOLIO                                           (8.80)%     (Since 5/5/98)
 ...................................................................................

SPECIAL RISK CONSIDERATIONS ARE ASSOCIATED WITH INVESTMENTS IN NON-U.S. COMPANIES, INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENTAL REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY THAT MAY ADVERSELY AFFECT THE PORTFOLIO.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
INVESTORS FUND SERIES KEMPER INTERNATIONAL GROWTH AND
INCOME PORTFOLIO FROM 5/5/98 THROUGH 12/31/98

                                  [LINE GRAPH]
--------------------------------------------------------------------------------

                                                                 INVESTORS FUND SERIES KEMPER
                                                                    INTERNATIONAL GROWTH AND
                                                                        INCOME PORTFOLIO          MSCI EAFE + CANADA INDEX ###
                                                                -------------------------------   ----------------------------
5/5/98                                                                     10070.00                           10055.00
                                                                           10073.00                           10123.00
                                                                            8661.00                            8833.00
9/30/98                                                                     8364.00                            8583.00
                                                                            8762.00                            9479.00
                                                                            8961.00                            9962.00
12/31/98                                                                    9205.00                           10346.00

(1)AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENT OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. PERFORMANCE IS NET OF THE PORTFOLIO'S MANAGEMENT FEE AND OTHER OPERATION EXPENSES BUT DOES NOT INCLUDE ANY DEDUCTION AT THE SEPARATE ACCOUNT OR CONTRACT LEVEL FOR ANY INSURANCE OR SURRENDER CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. PLEASE SEE PROSPECTUS FOR MORE DETAILS.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. RETURNS AND PRINCIPAL VALUES FLUCTUATE SO THAT ACCUMULATION UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

     + THE RUSSELL 1000 INDEX IS AN UNMANAGED CAPITALIZATION WEIGHTED PRICE ONLY
       INDEX COMPRISED OF THE LARGEST CAPITALIZED U.S. COMPANIES WHOSE COMMON STOCKS ARE TRADED IN THE UNITED STATES. THIS LARGE CAPITALIZATION MARKET ORIENTED INDEX IS HIGHLY CORRELATED WITH THE S&P 500 STOCK INDEX.

    ++ THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON
       STOCK OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.

   +++ THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED PRICE ONLY INDEX
       WHICH IS COMPRISED OF 2000 OF THE SMALLEST STOCKS (ON THE BASIS OF CAPITALIZATION) IN THE RUSSELL 3000 INDEX. THE LARGEST COMPANY IN THE INDEX HAS AN APPROXIMATE MARKET CAP OF $591 MILLION.

    ++ THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
       REPRESENTATIVE OF THE U.S. STOCK MARKET.

  ++++ THE EAFE INDEX (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA,
       FAR EAST INDEX) IS AN UNMANAGED INDEX GENERALLY ACCEPTED AS A BENCHMARK FOR MAJOR OVERSEAS MARKETS.

++++++ THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX
       COMPRISED OF INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES.

     * THE SALOMON BROTHERS 30-YEAR GNMA INDEX IS UNMANAGED, IS ON A TOTAL RETURN BASIS WITH ALL DIVIDENDS REINVESTED AND IS COMPRISED OF GNMA 30-YEAR PASS THROUGHS OF SINGLE FAMILY AND GRADUATED PAYMENT MORTGAGES. IN ORDER FOR A GNMA COUPON TO BE INCLUDED IN THE INDEX, IT MUST HAVE AT LEAST $200 MILLION OF OUTSTANDING COUPON PRODUCT.

    ** THE SALOMON BROTHERS LONG-TERM HIGH YIELD BOND INDEX IS ON A TOTAL RETURN
       BASIS WITH ALL DIVIDENDS REINVESTED AND IS COMPRISED OF HIGH YIELD BONDS WITH A PAR VALUE OF $50 MILLION OR HIGHER AND A REMAINING MATURITY OF TEN YEARS OR LONGER RATED BB+ OR LOWER BY STANDARD & POOR'S CORPORATION OR BA1 OR LOWER BY MOODY'S INVESTORS SERVICE, INC. THIS INDEX IS UNMANAGED.

   *** THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX ON
       A U.S. DOLLAR TOTAL RETURN BASIS WITH ALL DIVIDENDS REINVESTED AND IS COMPRISED OF GOVERNMENT BONDS FROM 14 COUNTRIES. THE MAXIMUM MATURITY IS ONE YEAR. SOURCE: LIPPER ANALYTICAL SERVICES, INC.

     # THE STANDARD & POOR'S FINANCIAL SERVICES INDEX IS A CAPITALIZATION
       WEIGHTED PRICE ONLY INDEX REPRESENTING 9 FINANCIAL GROUPS AND 53 FINANCIAL COMPANIES.

    ## THE MSCI WORLD INDEX IS AN UNMANAGED INDEX GENERALLY ACCEPTED AS A
       BENCHMARK FOR WORLD EQUITY MARKETS.

   ### MSCI EAFE & CANADA INDEX IS GENERALLY REPRESENTATIVE OF CANADIAN, EUROPE,
       ASIAN AND FAR EAST INTERNATIONAL MARKETS.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
INVESTORS FUND SERIES

  We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Kemper Money Market, Kemper Total Return, Kemper High Yield, Kemper Growth, Kemper Government Securities, Kemper International, Kemper Small Cap Growth, Kemper Investment Grade Bond, Kemper Contrarian Value, Kemper Small Cap Value, Kemper Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper Blue Chip, Kemper Global Income, Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios, comprising the Investors Fund Series as of December 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Investors Fund Series at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 18, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

(IN THOUSANDS)

                                                                         KEMPER            KEMPER            KEMPER
                                                                          MONEY             TOTAL             HIGH
                                                                         MARKET            RETURN             YIELD
                                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Investments, at value,
(Cost: $146,341, $731,664,
$455,315, $502,013,
$120,823, $184,270, $168,082, $50,298, $226,250
and $106,341, respectively)                                             $146,341           854,112           433,848
---------------------------------------------------------------------------------------------------------------------
Cash                                                                       5,936               455               320
---------------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                            --             6,283             4,580
---------------------------------------------------------------------------------------------------------------------
  Portfolio shares sold                                                       76                16                23
---------------------------------------------------------------------------------------------------------------------
  Interest and dividends                                                     186             6,847             8,503
---------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                         152,539           867,713           447,274
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Cash overdraft                                                                --                --               --
---------------------------------------------------------------------------------------------------------------------

Payable for:
  Investments purchased                                                       --               658             4,659
---------------------------------------------------------------------------------------------------------------------
  Portfolio shares redeemed                                                  228             1,180               219
---------------------------------------------------------------------------------------------------------------------
  Dividends                                                                  302                --                --
---------------------------------------------------------------------------------------------------------------------
  Management fee                                                              57               388               225
---------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                      11                26                24
---------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                    11                38                22
---------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                        609             2,290             5,149
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                              $151,930           865,423           442,125
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                         $151,930           670,940           441,049
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments
and foreign currency transactions                                             --            44,788           (17,611)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies                                                                    --           122,448           (21,467)
---------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                           --            27,247            40,154
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                             $151,930           865,423           442,125
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                       151,930           316,471           360,218
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(net assets / shares outstanding)                                       $  1.000             2.735             1.227
---------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS


                                              KEMPER       KEMPER                   KEMPER
                  KEMPER                       SMALL     INVESTMENT     KEMPER       SMALL
     KEMPER     GOVERNMENT      KEMPER          CAP        GRADE      CONTRARIAN      CAP
     GROWTH     SECURITIES   INTERNATIONAL    GROWTH        BOND        VALUE        VALUE
    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
     626,687     122,166        213,519       210,485      50,853      258,650      101,923
--------------------------------------------------------------------------------------------
       1,538       1,761             --           682         833          748           18
--------------------------------------------------------------------------------------------
       1,037           1             --         8,356          --        6,579           16
--------------------------------------------------------------------------------------------
          59         531             19             3          34          177           65
--------------------------------------------------------------------------------------------
         307       1,036            486            31         466          408          133
--------------------------------------------------------------------------------------------
     629,628     125,495        214,024       219,557      52,186      266,562      102,155
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
          --          --            122            --          --           --           --
--------------------------------------------------------------------------------------------
          --       2,019              9        10,816          --        2,033           76
--------------------------------------------------------------------------------------------
         710         175            440           284          --          579           --
--------------------------------------------------------------------------------------------
          --          --             --            --          --           --           --
--------------------------------------------------------------------------------------------
         319          56            137           104          25          160           60
--------------------------------------------------------------------------------------------
           9          22            108            10          --           --           --
--------------------------------------------------------------------------------------------
          39          12              9             8           6           15           10
--------------------------------------------------------------------------------------------
       1,077       2,284            825        11,222          31        2,787          146
--------------------------------------------------------------------------------------------
     628,551     123,211        213,199       208,335      52,155      263,775      102,009
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
     508,552     118,934        158,540       168,298      49,793      212,127      109,162
--------------------------------------------------------------------------------------------
      (6,909)     (3,796)        23,638        (2,417)        228       14,790       (3,354)
--------------------------------------------------------------------------------------------
     124,674       1,343         29,265        42,403         555       32,400       (4,418)
--------------------------------------------------------------------------------------------
       2,234       6,730          1,756            51       1,579        4,458          619
--------------------------------------------------------------------------------------------
     628,551     123,211        213,199       208,335      52,155      263,775      102,009
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
     212,587     101,983        125,411       105,693      44,781      150,119       95,758
--------------------------------------------------------------------------------------------
       2.957       1.208          1.700         1.971       1.165        1.757        1.065
--------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

(IN THOUSANDS)


                                                                  KEMPER
                                                                  VALUE+             KEMPER              KEMPER
                                                                  GROWTH           HORIZON 20+         HORIZON 10+
                                                                 PORTFOLIO          PORTFOLIO           PORTFOLIO
------------------------------------------------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $132,611, $34,723,
$52,810, $30,637,
$69,026, $4,836, $57,132, $15,292, $3,601
and $3,262, respectively)                                        $151,811            38,094              57,059
------------------------------------------------------------------------------------------------------------------
Cash                                                                  519                45                  --
------------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                     --                 1                  --
------------------------------------------------------------------------------------------------------------------
  Portfolio shares sold                                                61                --                  23
------------------------------------------------------------------------------------------------------------------
  Interest and dividends                                               99               138                 402
------------------------------------------------------------------------------------------------------------------
  Reimbursement from Adviser                                           --                --                  --
------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward currency contracts                  --                --                  --
------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                  152,490            38,278              57,484
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Cash overdraft                                                         --                --                  38
------------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                --                --                  --
------------------------------------------------------------------------------------------------------------------
  Portfolio shares redeemed                                            80                --                  19
------------------------------------------------------------------------------------------------------------------
  Closed forward foreign currency contracts                            --                --                  --
------------------------------------------------------------------------------------------------------------------
  Management fee                                                       88                13                  16
------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                              1                --                  --
------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward currency
contracts                                                              --                --                  --
------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                 169                13                  73
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $152,321            38,265              57,411
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $129,163            34,307              52,099
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on
investments and foreign currency transactions                       3,078               114                (130)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and
assets and liabilities in foreign currencies                       19,200             3,371               4,249
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                   880               473               1,193
------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                      $152,321            38,265              57,411
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                 91,158            25,394              41,184
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(net assets / shares outstanding)                                $  1.671             1.507               1.394
------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                         KEMPER-
                                         DREMAN      KEMPER-     KEMPER        KEMPER
                 KEMPER      KEMPER       HIGH       DREMAN      GLOBAL     INTERNATIONAL
     KEMPER       BLUE       GLOBAL      RETURN     FINANCIAL     BLUE       GROWTH AND
    HORIZON 5     CHIP       INCOME      EQUITY     SERVICES      CHIP         INCOME
    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

     32,356      78,332       4,935       59,334      15,597       3,748         3,317
-----------------------------------------------------------------------------------------

        127          20          --          481         226           1             1
-----------------------------------------------------------------------------------------

         --         150          --           --          --          --            --
-----------------------------------------------------------------------------------------

          7         211          --          259          10          --             2
-----------------------------------------------------------------------------------------

        318          66          95          123          20           9             3
-----------------------------------------------------------------------------------------

         --          --          --           --          --          10            25
-----------------------------------------------------------------------------------------

         --          --           8           --          --          --            --
-----------------------------------------------------------------------------------------

     32,808      78,779       5,038       60,134      15,853       3,768         3,348
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

         --          --          --           --          --          --            --
-----------------------------------------------------------------------------------------

         --         321          --          744         309         175           345
-----------------------------------------------------------------------------------------

         55          74          --            1          --           9            --
-----------------------------------------------------------------------------------------

         --          --           3           --          --          --            --
-----------------------------------------------------------------------------------------

         12          56           3           72          14          --            --
-----------------------------------------------------------------------------------------

         --          14           5           23          14          --            --
-----------------------------------------------------------------------------------------

         --          --           4           --          --          --            --
-----------------------------------------------------------------------------------------

         67         465          15          840         337         184           345
-----------------------------------------------------------------------------------------

     32,741      78,314       5,023       59,294      15,516       3,584         3,003
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

     30,262      71,761       4,645       55,994      15,138       3,480         3,049
-----------------------------------------------------------------------------------------

       (233)     (3,118)         93          239        3         (51)         (110)
-----------------------------------------------------------------------------------------

      1,719       9,306         103        2,597         305         147            53
-----------------------------------------------------------------------------------------

        993         365         182          464          70           8            11
-----------------------------------------------------------------------------------------

     32,741      78,314       5,023       59,294       15,516       3,584         3,003
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

     25,088      62,168       4,530       57,650      15,868       3,661         3,294
-----------------------------------------------------------------------------------------

      1.305       1.260       1.109        1.028        .978        .979          .912
-----------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended December 31, 1998
(IN THOUSANDS)


                                                              KEMPER            KEMPER            KEMPER
                                                               MONEY             TOTAL             HIGH
                                                              MARKET            RETURN             YIELD
                                                             PORTFOLIO         PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Interest                                                    $6,694             25,508            43,078
----------------------------------------------------------------------------------------------------------
  Dividends(a)                                                    --              6,749               422
----------------------------------------------------------------------------------------------------------
    Total investment income                                    6,694             32,257            43,500
----------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                 600              4,521             2,606
----------------------------------------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                        27                 84                82
----------------------------------------------------------------------------------------------------------
  Professional fees                                               11                 78                39
----------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                         7                215               104
----------------------------------------------------------------------------------------------------------
    Total expenses                                               645              4,898             2,831
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                   6,049             27,359            40,669
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investments and
  foreign currency transactions                                   --             45,478             1,608
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from futures transactions              --                 --                 1
----------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                                      --             45,478             1,609
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on
  investments and assets and liabilities in foreign
  currencies                                                      --             43,475           (33,856)
----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                    --             88,953           (32,247)
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $6,049            116,312             8,422
----------------------------------------------------------------------------------------------------------

(a) Less foreign taxes withheld of $36, $455, $9 and $2, for the Kemper Growth, Kemper International, Kemper Contrarian Value and Kemper Small Cap Value Portfolios, respectively.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                              KEMPER       KEMPER                   KEMPER
                  KEMPER                       SMALL     INVESTMENT     KEMPER       SMALL
     KEMPER     GOVERNMENT      KEMPER          CAP        GRADE      CONTRARIAN      CAP
     GROWTH     SECURITIES   INTERNATIONAL    GROWTH        BOND        VALUE        VALUE
    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
        871        7,109           646           856       1,907         1,597          707
--------------------------------------------------------------------------------------------
      4,703           --         3,350           277          --         4,547        1,117
--------------------------------------------------------------------------------------------
      5,574        7,109         3,996         1,133       1,907         6,144        1,824
--------------------------------------------------------------------------------------------
      3,600          564         1,613         1,060         184         1,641          702
--------------------------------------------------------------------------------------------
         97           68           269            42          16            26           20
--------------------------------------------------------------------------------------------
         59            9            10             9           3            15            7
--------------------------------------------------------------------------------------------
        143           32            75            38           3            29           19
--------------------------------------------------------------------------------------------
      3,899          673         1,967         1,149         206         1,711          748
--------------------------------------------------------------------------------------------
      1,675        6,436         2,029           (16)      1,701         4,433        1,076
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
     (4,560)       1,678        24,326        (1,589)        286        15,335       (2,746)
--------------------------------------------------------------------------------------------
         --         (137)           --            --          --            --          199
--------------------------------------------------------------------------------------------
     (4,560)       1,541        24,326        (1,589)        286        15,335       (2,547)
--------------------------------------------------------------------------------------------
     85,608       (1,055)       (6,982)       31,648         402        17,408      (10,477)
--------------------------------------------------------------------------------------------
     81,048          486        17,344        30,059         688        32,743      (13,024)
--------------------------------------------------------------------------------------------
     82,723        6,922        19,373        30,043       2,389        37,176      (11,948)
--------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended December 31, 1998

(IN THOUSANDS)


                                                                   KEMPER         KEMPER           KEMPER
                                                                VALUE+GROWTH    HORIZON 20+      HORIZON 10+
                                                                 PORTFOLIO       PORTFOLIO        PORTFOLIO

------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 Interest                                                        $   394            441            1,055
------------------------------------------------------------------------------------------------------------
  Dividends(a)                                                      1,349            259              271
------------------------------------------------------------------------------------------------------------
    Total investment income                                         1,743            700            1,326
------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                      825            164              223
------------------------------------------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                             25             16               14
------------------------------------------------------------------------------------------------------------
  Professional fees                                                     7              3                2
------------------------------------------------------------------------------------------------------------
  Amortization of organization expenses                                --             --               --
------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                              8              5                3
------------------------------------------------------------------------------------------------------------
    Total expenses before expense waiver                              865            188              242
------------------------------------------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager                --             --               --
------------------------------------------------------------------------------------------------------------
    Total expenses absorbed by the Portfolio                          865            188              242
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 878            512            1,084
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

 Net realized gain (loss) on sales of investments and
  foreign currency transactions                                     3,842            284               53
------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from futures transactions                 (560)          (111)             (35)
------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                                        3,282            173               18
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                     14,977          2,240            3,090
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     18,259          2,413            3,108
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $19,137          2,925            4,192
------------------------------------------------------------------------------------------------------------

(a) Less foreign taxes withheld of $4 and $2 in the Kemper Value+Growth and Kemper-Dreman High Return Equity Portfolios, respectively.

(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(c) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                                                                          KEMPER
                 KEMPER      KEMPER     KEMPER-DREMAN   KEMPER-DREMAN      KEMPER      INTERNATIONAL
     KEMPER       BLUE       GLOBAL      HIGH RETURN      FINANCIAL        GLOBAL         GROWTH
    HORIZON 5     CHIP       INCOME        EQUITY         SERVICES       BLUE CHIP      AND INCOME
    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO(B)    PORTFOLIO(B)    PORTFOLIO(C)   PORTFOLIO(C)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
        935         297        222            223             17              12              8
----------------------------------------------------------------------------------------------------
        113         618         --            384            107              16             13
----------------------------------------------------------------------------------------------------
      1,048         915        222            607            124              28             21
----------------------------------------------------------------------------------------------------
        137         306         31            125             41              12              9
----------------------------------------------------------------------------------------------------
         13          37          9             44             35             116            162
----------------------------------------------------------------------------------------------------
          1           6          1              9              8               7              7
----------------------------------------------------------------------------------------------------
         --          --         --              3              3               3              3
----------------------------------------------------------------------------------------------------
          3           8          3             17              7               2              3
----------------------------------------------------------------------------------------------------
        154         357         44            198             94             140            184
----------------------------------------------------------------------------------------------------
         --          --         --            (55)           (40)           (122)          (174)
----------------------------------------------------------------------------------------------------
        154         357         44            143             54              18             10
----------------------------------------------------------------------------------------------------
        894         558        178            464             70              10             11
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
         70      (2,984)       128              7              3             (53)          (110)
----------------------------------------------------------------------------------------------------
        (58)         --         --            232             --              --             --
----------------------------------------------------------------------------------------------------
         12      (2,984)       128            239              3             (53)          (110)
----------------------------------------------------------------------------------------------------
      1,250       8,770        127          2,597            305             147             53
----------------------------------------------------------------------------------------------------
      1,262       5,786        255          2,836            308              94            (57)
----------------------------------------------------------------------------------------------------
      2,156       6,344        433          3,300            378             104            (46)
----------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

(IN THOUSANDS)

                                                                      KEMPER
                                                                   MONEY MARKET
                                                                    PORTFOLIO
                                                             ------------------------
                                                               1998            1997
-------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
  Net investment income                                      $  6,049           5,126
-------------------------------------------------------------------------------------
  Net realized gain (loss)                                         --              --
-------------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)                 --              --
-------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            6,049           5,126
-------------------------------------------------------------------------------------
Equalization credits (charges)                                     --              --
-------------------------------------------------------------------------------------
  Distribution from net investment income                      (6,049)         (5,126)
-------------------------------------------------------------------------------------
  Distribution from net realized gain                              --              --
-------------------------------------------------------------------------------------
Total dividends to shareholders                                (6,049)         (5,126)
-------------------------------------------------------------------------------------
Net increase from capital share transactions                   51,787          29,542
-------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                   51,787          29,542
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
  NET ASSETS
-------------------------------------------------------------------------------------
Beginning of year                                             100,143          70,601
-------------------------------------------------------------------------------------
END OF YEAR                                                  $151,930         100,143
-------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR           $     --              --
-------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

(IN THOUSANDS)

                                                                      KEMPER
                                                                  INTERNATIONAL
                                                                    PORTFOLIO
                                                             ------------------------
                                                               1998            1997
-------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
  Net investment income (loss)                               $  2,029           1,330
-------------------------------------------------------------------------------------
  Net realized gain (loss)                                     24,326           8,474
-------------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)             (6,982)          6,353
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   19,373          16,157
-------------------------------------------------------------------------------------
Equalization credits                                               --             101
-------------------------------------------------------------------------------------
  Distribution from net investment income                      (2,412)         (2,135)
-------------------------------------------------------------------------------------
  Distribution from net realized gain                          (7,437)         (7,472)
-------------------------------------------------------------------------------------
Total dividends to shareholders                                (9,849)         (9,607)
-------------------------------------------------------------------------------------
Net increase from capital share transactions                    3,629          29,920
-------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                   13,153          36,571
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
  NET ASSETS
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beginning of year                                             200,046         163,475
-------------------------------------------------------------------------------------
END OF YEAR                                                  $213,199         200,046
-------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR           $  1,756           3,281
-------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

          KEMPER               KEMPER               KEMPER                KEMPER
       TOTAL RETURN          HIGH YIELD             GROWTH              GOVERNMENT
         PORTFOLIO            PORTFOLIO           PORTFOLIO        SECURITIES PORTFOLIO
    -------------------   -----------------   ------------------   --------------------
      1998       1997      1998      1997      1998       1997       1998        1997
=======================================================================================
      27,359     24,613    40,669    30,537     1,675      2,204      6,436      5,950
---------------------------------------------------------------------------------------
      45,478    112,479     1,609     2,226    (4,560)    91,317      1,541       (181)
---------------------------------------------------------------------------------------
      43,475     (3,457)  (33,856)    3,576    85,608      6,100     (1,055)     1,376
---------------------------------------------------------------------------------------
     116,312    133,635     8,422    36,339    82,723     99,621      6,922      7,145
---------------------------------------------------------------------------------------
          --       (285)       --       633        --      1,028         --         17
---------------------------------------------------------------------------------------
     (24,932)   (21,303)  (29,505)  (25,931)   (1,863)    (2,753)    (5,813)    (6,694)
---------------------------------------------------------------------------------------
    (110,813)   (87,579)       --        --   (93,144)  (111,508)        --         --
---------------------------------------------------------------------------------------
    (135,745)  (108,882)  (29,505)  (25,931)  (95,007)  (114,261)    (5,813)    (6,694)
---------------------------------------------------------------------------------------
      97,860     65,426    71,544    91,308    77,819     89,145     35,420      1,900
---------------------------------------------------------------------------------------
      78,427     89,894    50,461   102,349    65,535     75,533     36,529      2,368
---------------------------------------------------------------------------------------

=======================================================================================
     786,996    697,102   391,664   289,315   563,016    487,483     86,682     84,314
---------------------------------------------------------------------------------------
     865,423    786,996   442,125   391,664   628,551    563,016    123,211     86,682
---------------------------------------------------------------------------------------
      27,247     24,294    40,154    24,028     2,234      5,320      6,730     14,263
---------------------------------------------------------------------------------------

         KEMPER              KEMPER              KEMPER              KEMPER
        SMALL CAP       INVESTMENT GRADE    CONTRARIAN VALUE       SMALL CAP
    GROWTH PORTFOLIO     BOND PORTFOLIO         PORTFOLIO       VALUE PORTFOLIO
    -----------------   -----------------   -----------------   ----------------
     1998      1997      1998      1997      1998      1997      1998      1997
================================================================================
        (16)      197    1,701       474      4,433     1,918     1,076      484
--------------------------------------------------------------------------------
     (1,589)   25,239      286       141     15,335     4,262    (2,547)     759
--------------------------------------------------------------------------------
     31,648     2,506      402       152     17,408    13,595   (10,477)   5,315
--------------------------------------------------------------------------------
     30,043    27,942    2,389       767     37,176    19,775   (11,948)   6,558
--------------------------------------------------------------------------------
         --       100       --       713         --     2,045        --      505
--------------------------------------------------------------------------------
         --      (445)    (587)      (41)    (1,327)     (389)       --     (234)
--------------------------------------------------------------------------------
    (25,813)   (8,458)    (199)       --     (5,308)       --    (2,220)      --
--------------------------------------------------------------------------------
    (25,813)   (8,903)    (786)      (41)    (6,635)     (389)   (2,220)    (234)
--------------------------------------------------------------------------------
     66,690    49,139   35,048    12,067     70,854   119,644    40,069   55,972
--------------------------------------------------------------------------------
     70,920    68,278   36,651    13,506    101,395   141,075    25,901   62,801
--------------------------------------------------------------------------------

=======================================================================================
    137,415    69,137   15,504     1,998    162,380    21,305    76,108   13,307
--------------------------------------------------------------------------------
    208,335   137,415   52,155    15,504    263,775   162,380   102,009   76,108
--------------------------------------------------------------------------------
         51       644    1,579     1,207      4,458     4,042       619      927
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

(IN THOUSANDS)

                                                                     KEMPER
                                                                  VALUE+GROWTH
                                                                   PORTFOLIO
                                                             ----------------------
                                                               1998          1997
-----------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
===================================================================================
  Net investment income                                      $    878          327
-----------------------------------------------------------------------------------
  Net realized gain (loss)                                      3,282        2,051
-----------------------------------------------------------------------------------
  Change in unrealized appreciation                            14,977        3,585
-----------------------------------------------------------------------------------
Net increase in net assets resulting from operations           19,137        5,963
-----------------------------------------------------------------------------------
Equalization credits                                               --          233
-----------------------------------------------------------------------------------
  Distribution from net investment income                          --         (165)
-----------------------------------------------------------------------------------
  Distribution from net realized gain                          (2,504)          --
-----------------------------------------------------------------------------------
Total dividends to shareholders                                (2,504)        (165)
-----------------------------------------------------------------------------------
Net increase from capital share transactions                   66,594       52,867
-----------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                   83,227       58,898
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 NET ASSETS
===================================================================================

Beginning of period                                            69,094       10,196
-----------------------------------------------------------------------------------
END OF PERIOD                                                $152,321       69,094
-----------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD         $    880          524
-----------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

(IN THOUSANDS)

                                                                    KEMPER
                                                                GLOBAL INCOME
                                                                  PORTFOLIO
                                                             --------------------
                                                              1998        1997(A)
---------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
===================================================================================
  Net investment income                                      $   178          59
---------------------------------------------------------------------------------
  Net realized gain (loss)                                       128          19
---------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)               127         (24)
---------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       433          54
---------------------------------------------------------------------------------
Equalization credits                                              --          15
---------------------------------------------------------------------------------
  Distribution from net investment income                        (73)         --
---------------------------------------------------------------------------------
  Distribution from net realized gain                            (36)         --
---------------------------------------------------------------------------------
Total dividends to shareholders                                 (109)         --
---------------------------------------------------------------------------------
Net increase from capital share transactions                   2,554       1,976
---------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                   2,878       2,045
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
 NET ASSETS
===================================================================================

Beginning of period                                            2,145         100
---------------------------------------------------------------------------------
END OF PERIOD                                                $ 5,023       2,145
---------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD         $   182          71
---------------------------------------------------------------------------------

(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.
(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
(c) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

See accompanying Notes to Financial Statements.
 28

FINANCIAL STATEMENTS

        KEMPER            KEMPER              KEMPER               KEMPER
      HORIZON 20+       HORIZON 10+          HORIZON 5           BLUE CHIP
       PORTFOLIO         PORTFOLIO           PORTFOLIO           PORTFOLIO
    ---------------   ---------------   -------------------   ----------------
     1998     1997     1998     1997      1998       1997      1998    1997(A)
    ==========================================================================
       512      148    1,084      355       894        266       558       93
------------------------------------------------------------------------------
       173      578       18      519        12        214    (2,984)    (134)
------------------------------------------------------------------------------
     2,240      885    3,090      840     1,250        375     8,770      536
------------------------------------------------------------------------------
     2,925    1,611    4,192    1,714     2,156        855     6,344      495
------------------------------------------------------------------------------
        --      138       --      358        --        376        --      181
------------------------------------------------------------------------------
      (159)     (57)    (223)     (76)     (154)       (43)     (286)      --
------------------------------------------------------------------------------
      (637)      --     (670)      --      (460)        --        --       --
------------------------------------------------------------------------------
      (796)     (57)    (893)     (76)     (614)       (43)     (286)      --
------------------------------------------------------------------------------
    19,477   11,208   31,559   14,830    16,941     10,536    53,835   17,645
------------------------------------------------------------------------------
    21,606   12,900   34,858   16,826    18,483     11,724    59,893   18,321
==============================================================================
    16,659    3,759   22,553    5,727    14,258      2,534    18,421      100
------------------------------------------------------------------------------
    38,265   16,659   57,411   22,553    32,741     14,258    78,314   18,421
------------------------------------------------------------------------------
       473      279    1,193      737       993        655       365      274
------------------------------------------------------------------------------

                                                                                   KEMPER
        KEMPER-DREMAN           KEMPER-DREMAN           KEMPER GLOBAL           INTERNATIONAL
     HIGH RETURN EQUITY      FINANCIAL SERVICES           BLUE CHIP           GROWTH AND INCOME
          PORTFOLIO               PORTFOLIO               PORTFOLIO               PORTFOLIO
    ---------------------   ---------------------   ---------------------   ---------------------
           1998(B)                 1998(B)                 1998(C)                 1998(C)
    =============================================================================================
              464                      70                      10                      11
-------------------------------------------------------------------------------------------------
              239                       3                     (53)                   (110)
-------------------------------------------------------------------------------------------------
            2,597                     305                     147                      53
-------------------------------------------------------------------------------------------------
            3,300                     378                     104                     (46)
-------------------------------------------------------------------------------------------------
               --                      --                      --                      --
-------------------------------------------------------------------------------------------------
               --                      --                      --                      --
-------------------------------------------------------------------------------------------------
               --                      --                      --                      --
-------------------------------------------------------------------------------------------------
               --                      --                      --                      --
-------------------------------------------------------------------------------------------------
           55,993                  15,137                   3,479                   3,048
-------------------------------------------------------------------------------------------------
           59,293                  15,515                   3,583                   3,002
=================================================================================================
                1                       1                       1                       1
-------------------------------------------------------------------------------------------------
           59,294                  15,516                   3,584                   3,003
-------------------------------------------------------------------------------------------------
              464                      70                       8                      11
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Investors Fund Series (the fund) is an open-end, management investment company organized as a business trust under the laws of Massachusetts. The fund offers twenty portfolios.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. The securities of the portfolios which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rates of the underlying currencies on that day. Futures contracts are valued at the most recent settlement price.

                             Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             The securities of the Kemper Money Market Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated.

                             All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date (except that certain dividends from foreign securities are recorded as soon as the information is available to the fund). Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             Several of the portfolios may purchase securities with delivery or payment to occur at a later date. At the time a portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is \reflected in the net asset value. The value of the security may vary with market
30

NOTES TO FINANCIAL STATEMENTS


                             fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At December 31, 1998, the Kemper Government Securities Portfolio had $2,018,000 of purchase commitments outstanding (2% of net assets), with a corresponding amount of assets segregated.

                             EXPENSES. Expenses arising in connection with a portfolio are allocated to that portfolio. Other fund expenses are allocated among the portfolios in proportion to their relative net assets.

                             FUND SHARE VALUATION. Shares of each portfolio of the fund are offered on a continuous basis to the separate accounts of participating insurance companies where permitted by law. On each day the New York Stock Exchange is open for trading, each portfolio determines its net asset value per share
                             (NAV) by dividing the total value of the portfolio's investments and other assets, less liabilities, by the number of portfolio shares outstanding. The NAV is determined as of the close of regular trading on the Exchange for all portfolios and at 11:00 a.m. (Central time) for the Kemper Money Market Portfolio. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for portfolios holding foreign securities does not take place contemporaneously with the determination of the foreign securities' prices.

                             FEDERAL INCOME TAXES. Each portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each portfolio paid no federal income taxes and no federal income tax provision was required.

                             At December 31, 1998, Kemper High Yield, Kemper Growth, Kemper Government Securities, Kemper Small Cap Growth, Kemper Small Cap Value, Kemper Blue Chip, Kemper Global Blue Chip, and Kemper International Growth and Income Portfolios, had a tax basis net capital loss carryforward of approximately $16,910,000, $4,544,000, $3,167,000,
                             $1,588,000, $1,867,000, $3,062,000, $34,000 and
                             $72,000, respectively, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. All portfolios, except the Kemper Money Market Portfolio, declare and pay dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. The Kemper Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly.

                             Shareholders receive dividends in additional shares.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions, if applicable.

                             EQUALIZATION. Prior to January 1, 1998, the portfolios (except the Kemper Money Market, Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios) used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed

NOTES TO FINANCIAL STATEMENTS




                             net investment income. As of January 1, 1998, the portfolios discontinued using equalization. This change has no effect on the portfolios' net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to increase (decrease) paid-in capital and (increase) decrease undistributed net investment income previously reported through December 31, 1997 for the following portfolios by the amounts shown (in thousands):

                                                      PORTFOLIO                           AMOUNT
                                                      ---------                           ------
                             Kemper Total Return                                          $  (296)
                             Kemper High Yield                                             (4,962)
                             Kemper Growth                                                  2,882
                             Kemper Government Securities                                   8,316
                             Kemper International                                             904
                             Kemper Small Cap Growth                                          395
                             Kemper Investment Grade Bond                                     742
                             Kemper Contrarian Value                                        2,172
                             Kemper Small Cap Value                                           576
                             Kemper Value+Growth                                              274
                             Kemper Horizon 20+                                               159
                             Kemper Horizon 10+                                               402
                             Kemper Horizon 5                                                 401
                             Kemper Blue Chip                                                 181
                             Kemper Global Income                                              15

                             ORGANIZATIONAL COSTS. Costs incurred by the Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios, in connection with their organization and initial registration of shares, have been deferred and are being amortized on a straight-line basis over a five year period.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the fund's management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) the fund pays a monthly investment management fee based on 1/12 of the average daily net assets of each portfolio at an annual rate of .50% for the Kemper Money Market Portfolio, .55% for the Kemper Total Return and Kemper Government
                             Securities Portfolios, .60% for the Kemper High
                             Yield, Kemper Growth, Kemper Investment Grade Bond,
                             Kemper Horizon 20+, Kemper Horizon 10+ and Kemper
                             Horizon 5 Portfolios, .65% for the Kemper Small Cap
                             Growth and Kemper Blue Chip Portfolios, .75% for the Kemper International, Kemper Contrarian Value,
                             Kemper Small Cap Value, Kemper Value+Growth and
                             Kemper Global Income Portfolios and 1.00% for
                             Kemper International Growth and Income Portfolio,
                             .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion for the Kemper-Dreman High Return Equity and Kemper-Dreman
                             Financial Services Portfolios and 1.00% of the first $250 million of average daily net assets declining to .90% of average daily net assets in excess of $1 billion for the Kemper Global Blue
                             Chip Portfolio. For the year ended December 31,
                             1998, the fund incurred aggregate management fees of $18,910,000, after a fee waiver by Scudder
                             Kemper for the Kemper-Dreman High Return Equity,
                             Kemper-Dreman Financial Services, Kemper Global
                             Blue Chip and Kemper International Growth and
                             Income Portfolios.

                             In addition, Scudder Kemper has agreed to temporarily absorb certain operating expenses of the Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios. Under these arrangements, Scudder Kemper waived and absorbed expenses of $390,000 for the period ended December 31, 1998.

NOTES TO FINANCIAL STATEMENTS


                             Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios, and is paid by Scudder Kemper for its services.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each portfolio's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved new investment management agreements with Scudder Kemper, which are substantially identical to the former investment management agreements, except for the dates of execution and termination. Shareholders approved the new investment management agreements through a proxy solicitation that concluded in mid-December.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation (SFAC), is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. SFAC receives no fee for its services to each portfolio other than Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios. However, the portfolios incurred no accounting fees for the period ended December 31, 1998, after a fee waiver by Scudder Kemper.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended December 31, 1998, the fund made no direct payments to its officers and incurred trustees' fees of $292,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                                                                                            PROCEEDS
                                                PORTFOLIO                      PURCHASES   FROM SALES
                                                ---------                      ---------   ----------
                             Kemper Total Return                               $742,689     $704,048
                             Kemper High Yield                                  599,607      492,483
                             Kemper Growth                                      630,591      631,862
                             Kemper Government Securities                       173,410      147,444
                             Kemper International                               208,710      194,986
                             Kemper Small Cap Growth                            461,833      416,036
                             Kemper Investment Grade Bond                        62,782       27,670
                             Kemper Contrarian Value                            173,594      107,430
                             Kemper Small Cap Value                              85,120       33,877
                             Kemper Value+Growth                                163,909      105,850
                             Kemper Horizon 20+                                  33,870       15,975
                             Kemper Horizon 10+                                  44,041       14,354
                             Kemper Horizon 5                                    25,857        9,822
                             Kemper Blue Chip                                    87,013       40,396
                             Kemper Global Income                                15,005       12,386
                             Kemper-Dreman High Return Equity(a)                 44,127          632
                             Kemper-Dreman Financial Services(a)                 15,133          713
                             Kemper Global Blue Chip(b)                           3,877          671
                             Kemper International Growth and Income(b)            3,733          823

                             (a) For the period from May 4, 1998 to December 31,
                                 1998.

                             (b) For the period from May 5, 1998 to December 31,
                                 1998.

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of each portfolio (in thousands):

                                                                                  YEAR ENDED DECEMBER 31,
                                                                               1998                     1997
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                        KEMPER MONEY MARKET PORTFOLIO
                                        Shares sold                     232,701    $ 232,701     279,361    $ 279,361
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of
                                        dividends                         5,991        5,991       5,015        5,015
                                       ------------------------------------------------------------------------------
                                                                        238,692      238,692     284,376      284,376
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                (186,905)    (186,905)   (254,834)    (254,834)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               51,787    $  51,787      29,542    $  29,542
                                       ------------------------------------------------------------------------------
                                        KEMPER TOTAL RETURN PORTFOLIO
                                        Shares sold                      26,829    $ 107,163      20,361    $  52,952
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     52,164      135,745      46,559      108,883
                                       ------------------------------------------------------------------------------
                                                                         78,993      242,908      66,920      161,835
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (41,381)    (145,048)    (35,664)     (96,409)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               37,612    $  97,860      31,256    $  65,426
                                       ------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                                  YEAR ENDED DECEMBER 31,
                                                                               1998                     1997
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                        KEMPER HIGH YIELD PORTFOLIO
                                        Shares sold                     160,376    $ 196,674     153,373    $ 184,650
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     23,375       29,505      22,228       25,931
                                       ------------------------------------------------------------------------------
                                                                        183,751      226,179     175,601      210,581
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                (125,724)    (154,635)    (99,314)    (119,273)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               58,027    $  71,544      76,287    $  91,308
                                       ------------------------------------------------------------------------------
                                        KEMPER GROWTH PORTFOLIO
                                        Shares sold                      23,253    $  65,879      17,325    $  49,729
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     31,338       95,007      49,988      114,261
                                       ------------------------------------------------------------------------------
                                                                         54,591      160,886      67,313      163,990
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (29,621)     (83,067)    (24,302)     (74,845)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               24,970    $  77,819      43,011    $  89,145
                                       ------------------------------------------------------------------------------
                                        KEMPER GOVERNMENT SECURITIES PORTFOLIO
                                        Shares sold                      61,860    $  71,335      17,121    $  16,263
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      5,053        5,813       5,997        6,694
                                       ------------------------------------------------------------------------------
                                                                         66,913       77,148      23,118       22,957
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (36,729)     (41,728)    (21,158)     (21,057)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               30,184    $  35,420       1,960    $   1,900
                                       ------------------------------------------------------------------------------
                                        KEMPER INTERNATIONAL PORTFOLIO
                                        Shares sold                      25,667    $  36,727      36,340    $  58,360
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      1,492        9,901       6,447        9,607
                                       ------------------------------------------------------------------------------
                                                                         27,159       46,628      42,787       67,967
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (25,617)     (42,999)    (23,422)     (38,047)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                1,542    $   3,629      19,365    $  29,920
                                       ------------------------------------------------------------------------------
                                        KEMPER SMALL CAP GROWTH PORTFOLIO
                                        Shares sold                      31,582    $  57,595      34,187    $  62,047
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     13,797       25,813       6,358        8,904
                                       ------------------------------------------------------------------------------
                                                                         45,379       83,408      40,545       70,951
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (9,476)     (16,718)    (11,990)     (21,812)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               35,903    $  66,690      28,555    $  49,139
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                                  YEAR ENDED DECEMBER 31,
                                                                               1998                     1997
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                        KEMPER INVESTMENT GRADE BOND PORTFOLIO
                                        Shares sold                      36,790    $  41,663      13,271    $  13,473
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        715          785          40           41
                                       ------------------------------------------------------------------------------
                                                                         37,505       42,448      13,311       13,514
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (6,587)      (7,400)     (1,377)      (1,447)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               30,918    $  35,048      11,934    $  12,067
                                       ------------------------------------------------------------------------------
                                        KEMPER CONTRARIAN VALUE PORTFOLIO
                                        Shares sold                      60,234    $  98,369     100,098    $ 135,103
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      3,981        6,635         324          389
                                       ------------------------------------------------------------------------------
                                                                         64,215      105,004     100,422      135,492
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (21,099)     (34,150)    (11,573)     (15,848)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               43,116    $  70,854      88,849    $ 119,644
                                       ------------------------------------------------------------------------------
                                        KEMPER SMALL CAP VALUE PORTFOLIO
                                        Shares sold                      41,702    $  48,651      55,160    $  63,180
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      1,664        2,220         239          234
                                       ------------------------------------------------------------------------------
                                                                         43,366       50,871      55,399       63,414
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (9,611)     (10,802)     (6,460)      (7,442)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               33,755    $  40,069      48,939    $  55,972
                                       ------------------------------------------------------------------------------
                                        KEMPER VALUE+GROWTH PORTFOLIO
                                        Shares sold                      48,725    $  74,841      42,473    $  56,712
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      1,557        2,504         161          165
                                       ------------------------------------------------------------------------------
                                                                         50,282       77,345      42,634       56,877
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (7,607)     (10,751)     (3,047)      (4,010)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               42,675    $  66,594      39,587    $  52,867
                                       ------------------------------------------------------------------------------
                                        KEMPER HORIZON 20+ PORTFOLIO
                                        Shares sold                      14,868    $  21,619       9,642    $  12,277
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        532          796          51           56
                                       ------------------------------------------------------------------------------
                                                                         15,400       22,415       9,693       12,333
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (2,099)      (2,938)       (858)      (1,125)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               13,301    $  19,477       8,835    $  11,208
                                       ------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                                  YEAR ENDED DECEMBER 31,
                                                                               1998                     1997
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                        KEMPER HORIZON 10+ PORTFOLIO
                                        Shares sold                      26,145    $  34,705      13,389    $  16,073
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        651          893          70           75
                                       ------------------------------------------------------------------------------
                                                                         26,796       35,598      13,459       16,148
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (3,114)      (4,039)     (1,099)      (1,318)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               23,682    $  31,559      12,360    $  14,830
                                       ------------------------------------------------------------------------------
                                        KEMPER HORIZON 5 PORTFOLIO
                                        Shares sold                      14,986    $  18,592      10,209    $  11,525
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        486          614          40           43
                                       ------------------------------------------------------------------------------
                                                                         15,472       19,206      10,249       11,568
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (2,036)      (2,265)       (910)      (1,032)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               13,436    $  16,941       9,339    $  10,536
                                       ------------------------------------------------------------------------------

                                                                              YEAR ENDED               MAY 1 TO
                                                                          DECEMBER 31, 1998       DECEMBER 31, 1997
                                                                         --------------------    --------------------
                                                                         SHARES       AMOUNT     SHARES       AMOUNT
                                        KEMPER BLUE CHIP PORTFOLIO
                                        Shares sold                      47,016       $55,283    17,303       $18,608
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        232           286        --            --
                                       ------------------------------------------------------------------------------
                                                                         47,248        55,569    17,303        18,108
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (1,595)       (1,734)     (888)         (963)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               45,653       $53,835    16,415       $17,645
                                       ------------------------------------------------------------------------------
                                        KEMPER GLOBAL INCOME PORTFOLIO
                                        Shares sold                       4,043       $ 4,254     2,953       $ 2,947
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        107           109        --            --
                                       ------------------------------------------------------------------------------
                                                                          4,150         4,363     2,953         2,947
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (1,705)       (1,809)     (968)         (971)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                2,445       $ 2,554     1,985       $ 1,976
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                                                   MAY 4 TO
                                                                                              DECEMBER 31, 1998
                                                                                            ----------------------
                                                                                             SHARES        AMOUNT
                                        KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
                                        Shares sold                                           57,811       $56,148
                                       ---------------------------------------------------------------------------
                                        Shares redeemed                                         (161)         (155)
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions          57,650       $55,993
                                       ---------------------------------------------------------------------------
                                        KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
                                        Shares sold                                           16,660       $15,821
                                       ---------------------------------------------------------------------------
                                        Shares redeemed                                         (793)         (684)
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions          15,867       $15,137
                                       ---------------------------------------------------------------------------

                                                                                                    MAY 5 TO
                                                                                               DECEMBER 31, 1998
                                                                                              --------------------
                                                                                              SHARES       AMOUNT
                                        KEMPER GLOBAL BLUE CHIP PORTFOLIO
                                        Shares sold                                            3,745        $3,561
                                       ---------------------------------------------------------------------------
                                        Shares redeemed                                          (85)          (82)
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions           3,660        $3,479
                                       ---------------------------------------------------------------------------
                                        KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                        Shares sold                                            3,322        $3,073
                                       ---------------------------------------------------------------------------
                                        Shares redeemed                                          (29)          (25)
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions           3,293        $3,048
                                       ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Kemper-Dreman High Return Equity and Kemper
                             Government Securities Portfolios have entered into exchange traded financial futures contracts in order to take advantage of anticipated market conditions and, as such, bear the risk that arises from entering into these contracts.

                             At the time a portfolio enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the portfolios and the broker as the market value of the futures contract fluctuates. At December 31, 1998, the market value of assets pledged by the portfolios to cover margin requirements for open futures positions was $105,000 and $126,000 for the Kemper-Dreman High Return Equity and Kemper Government Securities Portfolios, respectively. The portfolios also held liquid securities in excess of the face amount of the open futures contracts. At December 31, 1998, the portfolios had the following futures contracts open, which expire in March, 1999:

                                                                                       FACE                 GAIN (LOSS)
                                              PORTFOLIO                TYPE           AMOUNT     POSITION   AT 12/31/98
                                       --------------------------------------------------------------------------------
                                       Kemper-Dreman High
                                       Return Equity            S&P 500             $9,296,000    Long       $396,000
                                       --------------------------------------------------------------------------------
                                       Kemper Government        U.S. Treasury Note   2,483,000   Short         15,000
                                       Securities               U.S. Treasury Bond     778,000    Long        (12,000)
                                       --------------------------------------------------------------------------------
                                                                                                             $  3,000
                                       --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
7    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against the U.S. dollar, the Kemper Global Income Portfolio has entered into forward contracts to deliver foreign currency in exchange for U.S. dollars as described below. The portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss amounts on these contracts are reflected in the accompanying financial statements. The portfolio also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At December 31, 1998, the portfolio had the following forward foreign currency contracts outstanding with settlement dates in February and March 1999.

                                                                                   CONTRACT               UNREALIZED
                                                   FOREIGN CURRENCY               AMOUNT IN             GAIN (LOSS) AT
                                                   TO BE DELIVERED               U.S. DOLLARS              12/31/98
                                       -------------------------------------------------------------------------------
                                       460,000  Canadian Dollars                   $299,000                $(1,000)
                                       -------------------------------------------------------------------------------
                                       450,000  New Zealand Dollars                 245,000                  8,000
                                       -------------------------------------------------------------------------------
                                       200,000  Swiss Francs                        150,000                 (3,000)
                                       -------------------------------------------------------------------------------
                                                NET UNREALIZED GAIN                                        $ 4,000
                                       -------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                           KEMPER MONEY MARKET PORTFOLIO
                                                            YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------
                                                   1998      1997      1996     1995     1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $   1.00      1.00     1.00     1.00     1.00
--------------------------------------------------------------------------------------------------
Net investment income                                 .05       .05      .05      .06      .04
--------------------------------------------------------------------------------------------------
Less dividends declared                               .05       .05      .05      .06      .04
--------------------------------------------------------------------------------------------------
Net asset value, end of year                     $   1.00      1.00     1.00     1.00     1.00
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                         5.15%     5.25     5.03     5.66     3.96
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Expenses                                              .54%      .55      .60      .55      .53
--------------------------------------------------------------------------------------------------
Net investment income                                5.02%     5.14     4.90     5.52     3.95
--------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $151,930   100,143   70,601   61,078   83,821
--------------------------------------------------------------------------------------------------

NOTE TO KEMPER MONEY MARKET PORTFOLIO

The total returns for 1995 and 1994 include the effect of a capital contribution from the investment manager. Without the capital contribution, the total returns would have been 5.11% and 3.47%, respectively.

                                                            KEMPER TOTAL RETURN PORTFOLIO
                                                             YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------
                                                   1998      1997      1996      1995      1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $  2.822     2.815     2.579     2.112     2.586
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .086      .090      .084      .084      .069
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            .317      .377      .322      .453     (.313)
-----------------------------------------------------------------------------------------------------
Total from investment operations                     .403      .467      .406      .537     (.244)
-----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income            .090      .090      .090      .070      .060
-----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                .400      .370      .080        --      .170
-----------------------------------------------------------------------------------------------------
Total dividends                                      .490      .460      .170      .070      .230
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                     $  2.735     2.822     2.815     2.579     2.112
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                        15.14%    19.96     16.76     25.97     (9.50)
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Expenses                                              .60%      .60       .59       .60       .61
-----------------------------------------------------------------------------------------------------
Net investment income                                3.33%     3.32      3.21      3.52      3.13
-----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $865,423   786,996   697,102   659,894   586,594
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                81%      122        90       118       128
-----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       KEMPER HIGH YIELD PORTFOLIO
                                                       YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------
                                             1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  1.296     1.281     1.259     1.185     1.338
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .106      .116      .120      .125      .116
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.085)     .019      .042      .069     (.149)
-----------------------------------------------------------------------------------------------
Total from investment operations               .021      .135      .162      .194     (.033)
-----------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .090      .120      .140      .120      .120
-----------------------------------------------------------------------------------------------
Net asset value, end of year               $  1.227     1.296     1.281     1.259     1.185
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                   1.45%    11.61     14.06     17.40     (2.25)
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                        .65%      .65       .65       .65       .65
-----------------------------------------------------------------------------------------------
Net investment income                          9.36%     9.20      9.70     10.27      9.49
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $442,125   391,664   289,315   257,377   219,415
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                          74%       90        98        90        98
-----------------------------------------------------------------------------------------------

                                                       KEMPER GROWTH PORTFOLIO
                                                       YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------
                                             1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  3.001     3.371     3.262     2.665     2.935
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .007      .012      .030      .034      .018
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .459      .448      .589      .793     (.138)
-----------------------------------------------------------------------------------------------
Total from investment operations               .466      .460      .619      .827     (.120)
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .010      .020      .040      .010        --
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain          .500      .810      .470      .220      .150
-----------------------------------------------------------------------------------------------
Total dividends                                .510      .830      .510      .230      .150
-----------------------------------------------------------------------------------------------
Net asset value, end of year               $  2.957     3.001     3.371     3.262     2.665
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                  15.10%    21.34     21.63     32.97     (4.02)
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                        .66%      .65       .64       .64       .66
-----------------------------------------------------------------------------------------------
Net investment income                           .28%      .42       .94      1.15       .69
-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $628,551   563,016   487,483   414,533   321,708
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                         109%      170       175        88       106
-----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                  KEMPER GOVERNMENT SECURITIES PORTFOLIO
                                                         YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------
                                             1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  1.207     1.207     1.269     1.142     1.267
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .062      .084      .085      .084      .067
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .019      .016     (.057)     .123     (.102)
-----------------------------------------------------------------------------------------------
Total from investment operations               .081      .100      .028      .207     (.035)
-----------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income      .080      .100      .090      .080      .060
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain            --        --        --        --      .030
-----------------------------------------------------------------------------------------------
Total dividends                                .080      .100      .090      .080      .090
-----------------------------------------------------------------------------------------------
Net asset value, end of year               $  1.208     1.207     1.207     1.269     1.142
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                   7.03%     8.96      2.56     18.98     (2.74)
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                        .65%      .64       .66       .65       .63
-----------------------------------------------------------------------------------------------
Net investment income                          6.27%     7.12      7.09      7.08      5.69
-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $123,211    86,682    84,314    95,185    95,782
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                         142%      179       325       275       606
-----------------------------------------------------------------------------------------------

                                                      KEMPER INTERNATIONAL PORTFOLIO
                                                         YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------
                                             1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  1.615     1.564     1.371     1.244     1.306
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .017      .011      .011      .018      .009
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .148      .130      .212      .139     (.056)
-----------------------------------------------------------------------------------------------
Total from investment operations               .165      .141      .223      .157     (.047)
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .020      .020      .020      .010        --
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain          .060      .070      .010      .020      .015
-----------------------------------------------------------------------------------------------
Total dividends                                .080      .090      .030      .030      .015
-----------------------------------------------------------------------------------------------
Net asset value, end of year               $  1.700     1.615     1.564     1.371     1.244
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                  10.02%     9.46     16.49     12.83     (3.59)
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                        .93%      .91       .96       .92       .93
-----------------------------------------------------------------------------------------------
Net investment income                           .96%      .71       .89      1.39       .74
-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $213,199   200,046   163,475   134,481   122,710
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                          90%       79        87       126       107
-----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             KEMPER SMALL CAP GROWTH PORTFOLIO
                                                        YEAR ENDED DECEMBER 31,            MAY 2 TO
                                                  ------------------------------------   DECEMBER 31,
                                                    1998      1997      1996     1995        1994
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  1.969     1.677    1.346    1.039       1.000
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 --      .004     .002     .005        .008
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                    .342      .488     .369     .307        .031
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .342      .492     .371     .312        .039
---------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               --      .010       --     .005          --
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                 .340      .190     .040       --          --
---------------------------------------------------------------------------------------------------------
Total dividends                                       .340      .200     .040     .005          --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  1.971     1.969    1.677    1.346       1.039
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        18.37%    34.20    28.04    30.07        3.95
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                               .70%      .71      .75      .87        1.25
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                          (.01)%     .20      .15      .42         .91
---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)        $208,335   137,415   69,137   35,373      12,909
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   276%      330      156       81          58
---------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                              KEMPER                              KEMPER
                                                         INVESTMENT GRADE                    CONTRARIAN VALUE
                                                          BOND PORTFOLIO                         PORTFOLIO
                                                 --------------------------------    ---------------------------------
                                                      YEAR ENDED          MAY 1           YEAR ENDED           MAY 1
                                                       DEC. 31,             TO             DEC. 31,              TO
                                                 --------------------    DEC. 31,    ---------------------    DEC. 31,
                                                  1998          1997       1996       1998          1997        1996
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 1.118        1.036     1.000        1.518         1.174      1.000
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .032         .066      .031         .026          .031       .015
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .055         .026      .005         .263          .323       .159
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                    .087         .092      .036         .289          .354       .174
----------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .030         .010        --         .010          .010         --
----------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain               .010           --        --         .040            --         --
----------------------------------------------------------------------------------------------------------------------
Total dividends                                     .040         .010        --         .050          .010         --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 1.165        1.118     1.036        1.757         1.518      1.174
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       7.93%        9.04      3.57        19.26         30.38      17.36
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Expenses                                             .67%         .80       .87          .78           .80        .90
----------------------------------------------------------------------------------------------------------------------
Net investment income                               5.50%        6.23      4.93         2.02          2.38       2.42
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Expenses                                             .67%         .80       .87          .78           .80        .92
----------------------------------------------------------------------------------------------------------------------
Net investment income                               5.50%        6.23      4.93         2.02          2.38       2.40
----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)       $52,155       15,504     1,998      263,775       162,380     21,305
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 130%         311        75           57            46         57
----------------------------------------------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS

              KEMPER                        KEMPER                        KEMPER
             SMALL CAP                      VALUE+                     HORIZON 20+
          VALUE PORTFOLIO              GROWTH PORTFOLIO                 PORTFOLIO
    ---------------------------   ---------------------------   --------------------------
       YEAR ENDED       MAY 1        YEAR ENDED       MAY 1       YEAR ENDED       MAY 1
        DEC. 31,          TO          DEC. 31,          TO         DEC. 31,          TO
    ----------------   DEC. 31,   ----------------   DEC. 31,   ---------------   DEC. 31,
     1998      1997      1996      1998      1997      1996      1998     1997      1996

      1.227    1.019     1.000      1.425    1.146     1.000     1.378    1.154    1.000
------------------------------------------------------------------------------------------
       .009     .012      .013       .008     .012      .008      .019     .020     .012
------------------------------------------------------------------------------------------
      (.141)    .206      .006       .278     .277      .138      .160     .214     .142
------------------------------------------------------------------------------------------
      (.132)    .218      .019       .286     .289      .146      .179     .234     .154
------------------------------------------------------------------------------------------
         --     .010        --         --     .010        --      .010     .010       --
------------------------------------------------------------------------------------------
       .030       --        --       .040       --        --      .040       --       --
------------------------------------------------------------------------------------------
       .030     .010        --       .040     .010        --      .050     .010       --
------------------------------------------------------------------------------------------
      1.065    1.227     1.019      1.671    1.425     1.146     1.507    1.378    1.154
------------------------------------------------------------------------------------------
     (11.25)   21.73      1.86      20.17    25.47     14.60     13.01    20.48    15.37
------------------------------------------------------------------------------------------
        .80      .84       .90        .78      .84       .90       .67      .93      .81
------------------------------------------------------------------------------------------
       1.15     1.18      2.25        .80      .95       .97      1.84     1.58     1.71
------------------------------------------------------------------------------------------

        .80      .84       .92        .78      .84      1.01       .67      .93     1.13
------------------------------------------------------------------------------------------
       1.15     1.18      2.23        .80      .95       .86      1.84     1.58     1.39
------------------------------------------------------------------------------------------

    102,009   76,108    13,307    152,321   69,094    10,196    38,265   16,659    3,759
------------------------------------------------------------------------------------------
         43       22        61        102       50        25        55       75       60
------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       KEMPER                             KEMPER
                                                                     HORIZON 10+                         HORIZON 5
                                                                      PORTFOLIO                          PORTFOLIO
                                                          ---------------------------------  ---------------------------------
                                                               YEAR ENDED          MAY 1          YEAR ENDED          MAY 1
                                                                DEC. 31,            TO             DEC. 31,            TO
                                                          --------------------   DEC. 31,    --------------------   DEC. 31,
                                                            1998       1997        1996        1998       1997        1996
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   1.289      1.114       1.000       1.224      1.096       1.000
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 .020       .034        .018        .028       .043        .023
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                      .125       .151        .096        .093       .095        .073
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               .145       .185        .114        .121       .138        .096
------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                      .010       .010          --        .010       .010          --
------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                          .030         --          --        .030         --          --
------------------------------------------------------------------------------------------------------------------------------
Total dividends                                                .040       .010          --        .040       .010          --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   1.394      1.289       1.114       1.305      1.224       1.096
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                 11.30%     16.77       11.37       10.00      12.70        9.59
------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------------
Expenses                                                        .64%       .83         .78         .66        .97         .83
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                          2.84%      2.77        2.69        3.85       3.63        3.60
------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------------
Expenses                                                        .64%       .83        1.01         .66        .97        1.01
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   2.84%      2.77        2.46        3.85       3.63        3.42
------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                $  57,411     22,553       5,727      32,741     14,258       2,534
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                             35%        67          76          42         89          13
------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations

FINANCIAL HIGHLIGHTS

                                                                                                KEMPER
                                                KEMPER-DREMAN    KEMPER-DREMAN    KEMPER     INTERNATIONAL
          KEMPER                KEMPER           HIGH RETURN       FINANCIAL      GLOBAL      GROWTH AND
         BLUE CHIP           GLOBAL INCOME          EQUITY         SERVICES      BLUE CHIP      INCOME
         PORTFOLIO             PORTFOLIO          PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO
    -------------------   -------------------   --------------   -------------   ---------   -------------
      YEAR      MAY 1       YEAR      MAY 1         MAY 4            MAY 4         MAY 5         MAY 5
     ENDED        TO       ENDED        TO            TO              TO            TO            TO
    DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,      DEC. 31,        DEC. 31,      DEC. 31,      DEC. 31,
      1998       1997       1998       1997        1998(A)          1998(A)       1998(A)       1998(A)
----------------------------------------------------------------------------------------------------------
      1.115      1.000     1.029      1.000          1.000           1.000         1.000         1.000
----------------------------------------------------------------------------------------------------------
       .010       .017      .024       .036           .008            .004          .003          .003
----------------------------------------------------------------------------------------------------------
       .145       .098      .086      (.007)          .020           (.026)        (.024)        (.091)
----------------------------------------------------------------------------------------------------------
       .155       .115      .110       .029           .028           (.022)        (.021)        (.088)
----------------------------------------------------------------------------------------------------------
       .010         --      .020         --             --              --            --            --
----------------------------------------------------------------------------------------------------------
         --         --      .010         --             --              --            --            --
----------------------------------------------------------------------------------------------------------
       .010         --      .030         --             --              --            --            --
----------------------------------------------------------------------------------------------------------
      1.260      1.115     1.109      1.029          1.028            .978          .979          .912
----------------------------------------------------------------------------------------------------------
      13.84      11.54     10.98       2.87           2.80           (2.20)        (2.10)        (8.80)
----------------------------------------------------------------------------------------------------------
        .76        .95      1.08       1.10            .87             .99          1.56          1.13
----------------------------------------------------------------------------------------------------------
       1.18       2.07      4.32       5.36           2.77            1.29           .91          1.13
----------------------------------------------------------------------------------------------------------
        .76        .95      1.08       1.10           1.20            1.73         12.32         19.55
----------------------------------------------------------------------------------------------------------
       1.18       2.07      4.32       5.36           2.44             .55         (9.85)       (17.29)
----------------------------------------------------------------------------------------------------------
     78,314      5,023     5,023      2,145         59,294          15,516         3,584         3,003
----------------------------------------------------------------------------------------------------------
        102         78       330        290              5               6            67           100
----------------------------------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS



 TAX INFORMATION

Kemper Total Return, Kemper Growth, Kemper International, Kemper Small Cap Growth, Kemper Contrarian Value, Kemper Small Cap Value, Kemper Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, and Kemper Horizon 5 Portfolios, paid distributions of $.24, $.15, $.06, $.09, $.01, $.01, $.01, $.01, $.01 and $.01
per share, respectively, from net long-term capital gains during the year ended December 31, 1998.

Pursuant to Section 852 of the Internal Revenue Code, the Kemper Total Return, Kemper International, Kemper Investment Grade Bond, Kemper Contrarian Value, Kemper Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper Global Income, and Kemper-Dreman High Return Equity Portfolios designate $42,461,000, $24,343,000, $27,000, $3,434,000, $3,283,000, $174,000, $22,000,
$13,000, $2,000 and $377,000, respectively, as capital gain dividends for the year ended December 31, 1998.

For corporate shareholders of Kemper Total Return, Kemper Growth, Kemper Small Cap Growth, Kemper Contrarian Value, Kemper Small Cap Value, Kemper Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, and Kemper Blue Chip Portfolios, 10%, 7%, 2%, 28%, 25%, 26%, 13%, 12%, 7% and 61%,
respectively, of the income dividends paid during the year ended December 31, 1998 qualified for the dividends received deduction.

The Kemper International Portfolio paid foreign taxes of $455,000 and earned $3,806,000 of foreign source income during the year ended December 31, 1998. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $268,000 as foreign taxes paid and $2,676,000 as income earned from foreign sources for the year ended December 31, 1998.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER MONEY MARKET PORTFOLIO
Portfolio of Investments at December 31, 1998

(DOLLARS IN THOUSANDS)

---------------------------------------------------------
              CORPORATE OBLIGATIONS              VALUE
---------------------------------------------------------
---------------------------------------------------------
BANKING--6.8%
---------------------------------------------------------
 Nordebanken, N.A.
       5.33%, 2/17/99                           $  4,966
     UBS Finance, Inc.
       5.32%, 1/5/99                               4,997
     -----------------------------------------------------
                                                   9,963
----------------------------------------------------------
BUSINESS LOANS--12.3%
----------------------------------------------------------
     International Securitization Corp.
       5.36%, 1/20/99                              4,986
     Monte Rosa Capital Corp.
       5.32%, 1/26/99                              4,982
     Preferred Receivable Funding
       5.26%, 2/25/99                              2,976
     Sheffield Receivables Corp.
       5.28%, 1/29/99                              4,980
     -----------------------------------------------------
                                                  17,924
----------------------------------------------------------
 CAPITAL AND EQUIPMENT LENDING--4.8%
----------------------------------------------------------
    Ace Overseas Corp.
       5.24%, 1/14/99                              4,991
(a)  Sigma Finance, Inc.
       4.88%, 4/27/99                              2,000
     -----------------------------------------------------
                                                   6,991
----------------------------------------------------------
 CAPTIVE BUSINESS LENDING--5.5%
----------------------------------------------------------
(a)  FINOVA Capital Corp.
       5.29%, 3/11/99                              3,000
     Fountain Square Commercial Funding
       5.42%, 1/4/99                               4,997
     -----------------------------------------------------
                                                   7,997
----------------------------------------------------------
 CONSUMER LENDING--2.0%
----------------------------------------------------------
(a)  Countrywide Home Loan
       5.20%, 1/26/99                              3,000
     -----------------------------------------------------


                                                 VALUE
 FINANCIAL SERVICES--6.8%
(a)  Bear Stearns Cos., Inc.
       5.52%, 1/19/99                           $  2,000
(a)  CS First Boston
       4.86%, 1/4/99                               3,000
(a)  Lehman Brothers Holdings, Inc.
       5.03%, 1/20/99                              2,000
(a)  Merrill Lynch & Co., Inc.
       5.54%, 1/21/99                              3,000
     -----------------------------------------------------
                                                  10,000
     -----------------------------------------------------
     TOTAL CORPORATE
     OBLIGATIONS--38.2%
     (AVERAGE MATURITY: 27 DAYS)                  55,875
     -----------------------------------------------------
----------------------------------------------------------
 CERTIFICATES OF DEPOSIT AND BANK NOTES
----------------------------------------------------------
(a)  Comerica Bank
       5.45%, 1/25/99                              2,499
(a)  First Union National Bank
       5.42%, 2/16/99                              3,000
(a)  Huntington National Bank
       5.61%, 1/5/99                               2,999
(a)  J.P. Morgan & Co., Inc.
       5.48%, 1/7/99                               2,999
(a)  Northern Trust Corp.
       5.45%, 1/8/99                               2,999
(a)  Svenska Handelsbanken
       5.34%, 2/18/99                              3,000
(a)  Toronto-Dominion Bank
       5.41%, 1/13/99                              2,998
     -----------------------------------------------------
     TOTAL CERTIFICATES
     OF DEPOSIT AND BANK NOTES--14.0%
     (AVERAGE MATURITY: 22 DAYS)                  20,494
     -----------------------------------------------------
----------------------------------------------------------
 SHORT-TERM NOTES--47.8%
----------------------------------------------------------
     Federal Home Loan Bank
       4.70%-5.09%, 1/4/99
     (AVERAGE MATURITY: 4 DAYS)                   69,972
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (AVERAGE MATURITY: 26 DAYS)                $146,341
     -----------------------------------------------------

 NOTES TO KEMPER MONEY MARKET PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate securities. The rates shown are the current rates at December 31, 1998. The dates shown represent the demand date or next interest rate change date.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER TOTAL RETURN PORTFOLIO
Portfolio of Investments at December 31, 1998

(DOLLARS IN THOUSANDS)

                                   PRINCIPAL
                                   AMOUNT OR
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES    VALUE
 U.S. TREASURY BONDS
     11.875%, 2003                 $ 16,585    $ 21,630
     10.75%, 2003                     4,265       5,235
     10.75%, 2005                    16,495      22,003
     10.375%, 2009                    4,865       6,214
     9.125%, 2009                     4,870       5,836
     12.75%, 2010                     9,200      13,363
     13.875%, 2011                   16,180      25,046
     12.00%, 2013                    15,710      23,990
     13.25%, 2014                    11,700      19,371
     8.75%, 2020                      4,000       5,692
     6.00%, 2026                      1,030       1,124
     6.625%, 2027                     1,900       2,247
     -----------------------------------------------------
                                                151,751
 U.S. TREASURY NOTES
     8.75%, 2000                     12,500      13,285
     7.75%, 2000                      6,000       6,190
     6.375%, 2000                     1,000       1,017
     7.875%, 2001                     7,000       7,548
     7.75%, 2001                      9,000       9,555
     6.625%, 2002                     3,340       3,535
     6.25%, 2003                      1,800       1,903
     5.50%, 2003                      8,000       8,240
     5.25%, 2003                        750         769
     7.25%, 2004                      1,750       1,961
     5.875%, 2004                       175         185
     7.50%, 2005                      7,005       8,020
     6.625%, 2007                       275         309
     5.625%, 2008                       200         213
     -----------------------------------------------------
                                                 62,730
 PROVINCE OF QUEBEC, CANADA
     8.625%, 2005                     1,500       1,725
     -----------------------------------------------------
     TOTAL GOVERNMENT
     OBLIGATIONS--25.3%
     (Cost: $211,836)                           216,206
     -----------------------------------------------------

     COMMON STOCKS
 BASIC INDUSTRIES--.3%
     PPG Industries, Inc.            45,000shs.    2,621
     -----------------------------------------------------
 CAPITAL GOODS--3.9%
     Emerson Electric Co.           100,000       6,050
     General Electric Co.           180,000      18,371
     Sundstrand Corp.                45,000       2,334
     Xerox Corp.                     58,900       6,950
     -----------------------------------------------------
                                                 33,705

                                    NUMBER
                                   OF SHARES    VALUE
        GOVERNMENT OBLIGATIONS     OF SHARES    VALUE
 CONSUMER CYCLICALS--8.0%
     Black & Decker Corp.            80,000    $  4,485
(b)  Consolidated Stores Corp.      117,500       2,372
(b)  Federated Department Stores     90,000       3,921
     Home Depot                      80,000       4,895
     Infinity Broadcasting          101,900       2,790
(b)  Liberty Media Group            165,000       7,600
     May Department Stores Co.       72,000       4,347
     R. R. Donnelley & Sons Co.     100,000       4,381
(b)  SPX Corp.                       35,000       2,345
     Sears, Roebuck & Co.           160,000       6,800
     Time Warner, Inc.              180,000      11,171
     Tribune Co.                     40,000       2,640
(b)  Univision Communications,
     Inc.                           190,000       6,876
     Wal-Mart Stores, Inc.           40,000       3,257
     -----------------------------------------------------
                                                 67,880
 CONSUMER DURABLES--1.9%
     Federal-Mogul Corp.             69,100       4,111
     Leggett & Platt, Inc.          240,000       5,280
     Stanley Works                  230,000       6,383
     -----------------------------------------------------
                                                 15,774
 CONSUMER STAPLES--5.8%
     Albertson's, Inc.              100,000       6,369
     Coca-Cola Co.                   45,000       3,009
     ConAgra, Inc.                  210,000       6,615
     Dial Corp.                     250,000       7,219
     H.J. Heinz Co.                  60,000       3,398
     McCormick & Co., Inc.          200,000       6,763
     Newell Co.                     125,000       5,156
     PepsiCo, Inc.                  155,000       6,345
     Procter and Gamble Co.          55,000       5,022
     -----------------------------------------------------
                                                 49,896
 ENERGY--4.4%
     Anadarko Petroleum Corp.       125,000       3,859
     Atlantic Richfield Co.          40,000       2,610
(b)  Conoco, Inc.                   155,000       3,236
     Enron Corp.                     45,000       2,568
     Exxon Corp.                     83,200       6,084
     Mobil Corp.                     70,000       6,099
     Royal Dutch Petroleum          100,000       4,788
     Texaco, Inc.                    80,000       4,230
     Unocal Corp.                   140,000       4,086
     -----------------------------------------------------
                                                 37,560
 FINANCE--10.9%
     AFLAC, Inc.                    110,600       4,866
     Allstate Corp.                  80,000       3,090
     American Express Co.            30,000       3,067
     American General Corp.          50,000       3,900
     American International
       Group, Inc.                   62,500       6,039
     AmSouth Bancorporation          75,000       3,422
     BankBoston Corp.               130,000       5,062
     Bank One Corp.                  80,000       4,085

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)


                                    NUMBER
                                   OF SHARES    VALUE
-------------------------------------------------------
 FINANCE--CONTINUED
-------------------------------------------------------
     CIGNA Corp.                    100,000    $  7,731
     Chase Manhattan Corp.           75,000       5,105
     Chevron Corp.                   80,000       6,635
     Citigroup, Inc.                130,000       6,435
     Federal Home Loan Mortgage
       Corp.                         40,000       2,578
     Federal National Mortgage
       Association                   40,000       2,960
     Household International        199,662       7,912
     Jefferson-Pilot Corp.          107,900       8,093
     MGIC Investment Corp.          110,000       4,379
     PNC Bank Corp.                  90,000       4,871
     Wells Fargo & Co.               80,000       3,195
     -----------------------------------------------------
                                                 93,425
----------------------------------------------------------
 HEALTH CARE--9.0%
----------------------------------------------------------
     Abbott Laboratories            200,000       9,800
     American Home Products Corp.    80,000       4,505
     Baxter International, Inc.      65,000       4,180
     Bristol-Myers Squibb Co.        54,000       7,226
     Glaxo Wellcome, PLC            155,000      10,773
     Eli Lilly & Co.                 85,000       7,554
     Novartis                        65,000       6,386
     Perkin-Elmer Corp.              65,000       6,342
     Pfizer, Inc.                    30,000       3,763
     Schering-Plough PLC             60,000       3,315
     SmithKline Beecham
       Group PLC                     90,000       6,255
     Sofamor-Danek Group, Inc.       55,000       6,696
     -----------------------------------------------------
                                                 76,795
----------------------------------------------------------
 TECHNOLOGY--10.7%
----------------------------------------------------------
     AMP, Inc.                      120,000       6,248
     Applied Materials               80,000       3,415
     Ascend Communications, Inc.     75,000       4,931
(b)  Cisco Systems                   67,500       6,265
     Compaq Computer Corp.          130,000       5,452
(b)  EMC Corp.                       45,000       3,825
     Hewlett-Packard Co.            105,000       7,173
     Intel Corp.                     45,000       5,335
     International Business
       Machines Corp.                60,000      11,085
     Intuit                          40,000       2,900
     Motorola                       130,000       7,938
(b)  Oracle Corp.                   145,000       6,253
(b)  Seagate Technology, Inc.       140,000       4,235
(b)  Solectron Corp.                 50,000       4,647
(b)  Sun Microsystems                65,000       5,566
     Texas Instruments, Inc.         25,000       2,139
(b)  Xilinx, Inc.                    55,000       3,582
     -----------------------------------------------------
                                                 90,989
----------------------------------------------------------
 TRANSPORTATION--1.0%
----------------------------------------------------------
     CSX Corp.                       70,000       2,905
     Canadian Pacific, Ltd.         150,000       2,831
     Norfolk Southern Corp.         100,000       3,169
     -----------------------------------------------------
                                                  8,905




                                      NUMBER
                                    OF SHARES
                                   OR PRINCIPAL
                                      AMOUNT       VALUE
----------------------------------------------------------
 UTILITIES--8.3%
----------------------------------------------------------
     AT&T Corp.                       140,000     $ 10,535
     Ameritech Corp.                  120,000        7,605
     Bell Atlantic Corp.              110,000        6,249
     BellSouth Corp.                  150,000        7,481
     Cincinnati Bell, Inc.            290,000       10,966
     Frontier Corp.                   200,000        6,800
     MCI WorldCom, Inc.               100,000        7,175
     SBC Communications, Inc.         100,000        5,363
     US West, Inc.                    135,000        8,724
     -----------------------------------------------------
                                                    70,898
     -----------------------------------------------------
     TOTAL COMMON STOCKS--64.2%
     (Cost: $427,909)                              548,448
     -----------------------------------------------------
     CORPORATE OBLIGATIONS
----------------------------------------------------------
 BASIC INDUSTRIES--1.2%
----------------------------------------------------------
     Euramax International, PLC,
       11.25%, 2006                  $  2,850        2,850
     Gaylord Container Corp.,
       9.875%, 2008                     2,500        1,875
     Kevco, 10.375%, 2007                 545          491
     MMI Products, Inc.,
       11.25%, 2007                       400          432
     Plainwell, Inc., 11.00%,
     2008                               1,020          796
     Renco Steel Holdings,
       10.875%, 2005                    2,500        2,150
     Stone Container Corp.,
       12.58%, 2016                     1,000        1,060
     Stone Container Finance
     Corp., 11.50%, 2006                  500          523
     -----------------------------------------------------
                                                    10,177
----------------------------------------------------------
 CAPITAL GOODS--.4%
----------------------------------------------------------
     General Electric Co.
       8.75%, 2007                      1,100        1,332
       8.625%, 2008                       400          488
     Neenah Corp., 11.125%, 2007        1,000        1,028
     Nortek, Inc., 9.875%, 2004            90           93
     Raytheon Co., 6.75%, 2007            650          688
     -----------------------------------------------------
                                                     3,629
----------------------------------------------------------
 CONSUMER CYCLICALS--4.0%
----------------------------------------------------------
     AFC Enterprises, Inc.,
       10.25%, 2007                       700          732
     AMF Group
(a)    12.25%, 2006                       542          310
       10.875%, 2006                    2,100        1,691
     American Cellular Corp.,
       10.50%, 2008                     1,120        1,095
     American Radio Systems,
       9.00%, 2006                        810          886
     Big Flower Press, Inc.,
       8.875%, 2007                     2,500        2,500
     CSC Holdings, Inc.,
       9.25%, 2005                      1,820        1,947
     Chancellor Media Corp.,
       9.00%, 2008                      1,240        1,314
     Cinemark USA, Inc.,
       9.625%, 2008                     1,360        1,421

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

                                   PRINCIPAL
                                    AMOUNT      VALUE
-------------------------------------------------------
 CONSUMER CYCLICALS--CONTINUED
-------------------------------------------------------
     Comcast Cable
     Communications, Inc.,
       8.50%, 2027                 $    325    $    401
     Comcast Corp., 9.375%, 2005      1,500       1,598
     Dayton Hudson Corp.,
       7.50%, 2006                      600         663
     Delco Remy International,
       10.625%, 2006                    860         915
(a)  Diamond Cable
     Communications, PLC
       11.75%, 2005                     260         215
       10.75%, 2007                     740         525
     Dillard's, Inc., 6.17%, 2001     1,500       1,504
     Kinder-Care Learning
     Centers,
       9.50%, 2009                      500         498
     MCI WorldCom, Inc.
       7.75%, 2007                      225         254
       7.75%, 2027                      825         975
     News American Holdings,
     Inc.,
       9.25%, 2013                      405         505
     Pathmark Stores, Inc.,
       9.625%, 2003                     935         907
     Primedia, Inc., 8.50%, 2006        750         744
     Rogers Cantel Mobile, Inc.,
       8.80%, 2007                    2,100       2,116
     Royal Caribbean Cruises,
     Ltd.,
       8.25%, 2005                    1,250       1,328
     Sinclair Broadcasting Group,
       Inc., 8.75%, 2007                850         859
     Tele-Communications, Inc.,
       9.80%, 2012                    1,100       1,466
(a)  TeleWest Communications,
       PLC, 11.00%, 2007              4,020       3,352
     Time Warner, Inc.
       9.125%, 2013                     425         538
       9.15%, 2023                      450         594
     United Artist Theatre Co.,
       9.75%, 2008                    1,605       1,533
     United Rental, 9.25%, 2009         650         652
     -----------------------------------------------------
                                                 34,038
-------------------------------------------------------
 CONSUMER DURABLES--.3%
-------------------------------------------------------
     Del Webb Corp.,
       9.75%, 2008                    2,450       2,413
     -----------------------------------------------------
-------------------------------------------------------
 CONSUMER STAPLES--.3%
-------------------------------------------------------
     Riverwood International,
       10.25%, 2006                   2,650       2,597
     -----------------------------------------------------
-------------------------------------------------------
 ENERGY--.5%
-------------------------------------------------------
     Benton Oil & Gas Co.
       11.625%, 2003                    420         273
       9.375%, 2007                     100          60
     Clark Refining, 8.875%, 2007       320         285
     GTE North, Inc., 6.90%, 2008     1,350       1,476
     Gulf Canada Resources, Ltd.,
       9.25%, 2004                    1,500       1,501
     Gulfmark Offshore, Inc.,
       8.75%, 2008                    1,120       1,019
     -----------------------------------------------------
                                                  4,614


                                   PRINCIPAL
                                    AMOUNT      VALUE
-------------------------------------------------------
 FINANCE--1.7%
-------------------------------------------------------
     AB Spintab, 7.50%, 2049       $    800    $    804
     ABN-AMRO Bank,
       8.25%, 2009                    1,250       1,361
     Abbey National, PLC,
       6.69%, 2005                      775         817
     Cole National Group,
       9.875%, 2006                   2,640       2,732
     Crestar Financial Corp.,
       8.25%, 2002                      600         647
     Den Danske Bank,
       6.375%, 2008                   1,250       1,263
     Empress River Casino
     Finance,
       10.75%, 2002                   2,000       2,133
     FINOVA Capital Corp.,
       6.50%, 2002                      550         556
     Ford Motor Credit Corp.,
       7.75%, 2005                      600         664
     NationsBank Corp.,
       9.50%, 2004                      600         702
     Repsol International
     Finance,
       7.00%, 2005                    1,000       1,068
     Scotland International
       Finance Co., 8.80%, 2004         250         281
     Svenska Handelsbanken,
       7.125%, 2049                     300         295
     Wells Fargo & Co.,
       6.875%, 2006                     750         795
     -----------------------------------------------------
                                                 14,118
-------------------------------------------------------
 HEALTH CARE--.3%
-------------------------------------------------------
     Magellan Health Services,
       9.00%, 2008                    2,500       2,200
(a)  Mariner Post-Acute Network,
       Inc., 10.50%, 2007             1,500         645
     -----------------------------------------------------
                                                  2,845
-------------------------------------------------------
 TECHNOLOGY--.1%
-------------------------------------------------------
     PSINet, Inc.
       10.00%, 2005                     810         806
       11.50%, 2008                     410         427
     -----------------------------------------------------
                                                  1,233
-------------------------------------------------------
 TRANSPORTATION--.6%
-------------------------------------------------------
     Continental Airlines, Inc.
       7.75%, 2014                      474         493
       6.90%, 2018                      400         396
     Hayes Wheels International,
     Inc.,
       11.00%, 2006                   1,500       1,665
     TFM, S.A. de C.V.,
       10.25%, 2007                   2,500       2,150
     -----------------------------------------------------
                                                  4,704
-------------------------------------------------------
 UTILITIES--1.1%
-------------------------------------------------------
(a)  Call-Net Enterprises, Inc.,
       13.25%, 2004                     500         486
     Commonwealth Edison
       7.375%, 2004                     850         908
       7.00%, 2005                      250         266
     Esprit Telecom Group, PLC,
       11.50%, 2007                     630         671

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

                                   PRINCIPAL
                                    AMOUNT      VALUE
-------------------------------------------------------
 UTILITIES--CONTINUED
-------------------------------------------------------
(a)  International CableTel,
     Inc.,
       11.50%, 2006                $  2,270    $  1,844
(a)  McLeod, Inc., 10.50%, 2007       2,800       2,142
     NTL, Inc.
(a)    12.375%, 2008                    150          94
       11.50%, 2008                      95         103
(a)  Nextel Communications,
       9.95%, 2008                    3,575       2,127
     Yorkshire Power,
       6.496%, 2008                     450         449
     -----------------------------------------------------
                                                  9,090
     -----------------------------------------------------
     TOTAL CORPORATE OBLIGATIONS--10.5%
     (Cost: $91,919)                             89,458
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $731,664)                          $854,112
     -----------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO KEMPER TOTAL RETURN PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(b) Non-income producing security.

Based on the cost of investments of $731,664,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $141,136,000, the gross unrealized depreciation was $18,688,000 and the net unrealized appreciation on investments was $122,448,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HIGH YIELD PORTFOLIO

Portfolio of Investments at December 31, 1998

(DOLLARS IN THOUSANDS)

                                      PRINCIPAL
           CORPORATE OBLIGATIONS        AMOUNT       VALUE
------------------------------------------------------------
 AEROSPACE--.8%
------------------------------------------------------------
        BE Aerospace, Inc.,
          9.50%, 2008                  $   770      $    808
        DeCrane Aircraft Holdings, Inc.,
          12.00%, 2008                   1,140         1,140
        L-3 Communication Corp.,
          10.375%, 2007                    450           494
        Transdigm, Inc.,
          10.375%, 2008                  1,200         1,194
        ----------------------------------------------------
                                                       3,636
------------------------------------------------------------
 BROADCASTING, CABLESYSTEMS AND PUBLISHING--16.2%
------------------------------------------------------------
        American Banknote Corp.,
          11.25%, with warrants,
          2007                           1,200           804
   (b)  American Lawyer,
          12.25%, 2008                     220           136
        American Radio Systems,
          9.00%, 2006                      880           962
(a)(b)  Australis Holdings,
          15.00%, with warrants,
          2002                           3,660            91
        Australis Media, Ltd.,
          14.00%, 2000                     154           118
        Avalon Cable
          9.375%, 2008                     200           204
   (b)    11.875%, 2008                  1,870         1,047
        Big Flower Press, Inc.,
          8.875%, 2007                   2,390         2,390
        CSC Holdings, Inc.
          9.25%, 2005                      860           920
          7.875%, 2007                     270           284
          7.25%, 2008                      500           505
          8.125%, 2009                   1,010         1,086
          9.875%, 2013                   1,145         1,278
          10.50%, 2016                   1,640         1,943
   (b)  Capstar Broadcasting,
          12.75%, 2009                   2,570         2,133
        Century Communications Corp.
          9.50%, 2005                      300           338
          8.375%, 2007                     550           595
        Chancellor Media Corp.
          8.125%, 2007                   1,180         1,168
          8.00%, 2008                    1,900         1,938
          9.00%, 2008                      480           509
        Charter Communications,
   (b)    14.00%, 2007                   2,120         1,897
        Charter Communications, L.P.,
          11.25%, 2006                     700           786
        Comcast Corp.,
          9.125%, 2006                   2,630         2,807
   (b)  Comcast UK Cable
        Partners, Ltd.,
          11.20%, 2007                   3,130         2,637
   (b)  DIVA Systems Corp.,
          12.625%, with warrants,
          2008                           2,080           868
   (b)  Diamond Cable
        Communications, PLC,
          13.25%, 2004                   1,990         1,915
        EZ Communications,
          9.75%, 2005                      590           646



                                      PRINCIPAL
                                        AMOUNT       VALUE
------------------------------------------------------------
 BROADCASTING, CABLESYSTEMS AND PUBLISHING--CONTINUED
------------------------------------------------------------
        Falcon Holding Group, L.P.
          8.375%, 2010                 $ 5,410      $  5,545
   (b)    9.285%, 2010                   1,060           726
        Frontiervision
          11.00%, 2006                     860           955
   (b)    11.875%, 2007                  1,110           927
        Interep National Radio Sales, Inc.,
          10.00%, 2008                   1,060         1,092
        Intermedia Capital Partners,
          11.25%, 2006                   1,300         1,430
        Mediacom LLC,
          8.50%, 2008                    1,350         1,380
        NTL
          11.50%, 2008                   4,610         4,996
   (b)    12.375%, 2008                  1,230           772
   (b)  PX Escrow Corp.,
          9.625%, 2006                   2,680         1,474
        Price Communications Corp.,
          9.125%, 2006                   2,780         2,808
   (b)  Radio Unica Corp.,
          11.75%, 2006                   1,500           810
        Rogers Communications,
          8.875%, 2007                     630           652
        SFX Entertainment, Inc.,
          9.125%, 2008                   5,885         5,835
        Salem Communications Corp.,
          9.50%, 2007                      770           801
        Sinclair Broadcasting Group, Inc.
          8.75%, 2007                      940           949
          9.00%, 2007                      350           357
        Star Choice,
          13.00%, with warrants,
          2005                             750           783
        TeleWest Communications, PLC
          9.625%, 2006                     710           738
   (b)    11.00%, 2007                   2,895         2,414
          11.25%, 2008                   1,650         1,856
   (b)  Transwestern Holdings,
          11.875%, 2008                    420           278
        Transwestern Publishing,
          9.625%, 2007                     750           784
   (b)  21st Century Telecom Group, Inc.,
          12.25%, with warrants,
          2008                           1,000           426
   (b)  UIH Australia Pacific, Inc.,
          14.00%, with warrants,
          2006                             750           365
   (b)  United International Holdings,
          10.75%, 2008                   2,400         1,296
        ----------------------------------------------------
                                                      70,454
------------------------------------------------------------
 BUSINESS SERVICES--2.2%
------------------------------------------------------------
        Allied Waste Industries,
          7.625%, 2006                     730           739
        CEX Holdings, Inc.,
          9.625%, 2008                     460           414
        Corporate Express, Inc.,
          4.50%, 2000                    2,660         2,288
        DIMAC Corp.,
          12.50%, 2008                   1,540         1,540
        Intertek Finance,
          10.25%, 2006                     940           865

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                      PRINCIPAL
                                        AMOUNT       VALUE
------------------------------------------------------------
 BUSINESS SERVICES--CONTINUED
------------------------------------------------------------
        Outdoor Systems, Inc.
          9.375%, 2006                 $ 2,395      $  2,587
          8.875%, 2007                   1,130         1,203
        ----------------------------------------------------
                                                       9,636
------------------------------------------------------------
 CHEMICALS AND AGRICULTURE--3.8%
------------------------------------------------------------
        Atlantis Group, Inc.,
          11.00%, 2003                   1,735         1,765
        Hines Horticulture,
          11.75%, 2005                     996         1,066
        Huntsman Corp.,
          9.50%, 2007                    1,700         1,696
        Huntsman Package,
          11.75%, 2004                   2,450         2,597
        NL Industries, Inc.,
          11.75%, 2003                   3,780         4,068
        Terra Industries, Inc.
          10.75%, 2003                   2,060         2,081
          10.50%, 2005                     870           892
        Texas Petrochemicals,
          11.125%, 2006                  1,410         1,389
        UCC Investors Holdings, Inc.,
          10.50%, 2002                     840           926
        ----------------------------------------------------
                                                      16,480
------------------------------------------------------------
 COMMUNICATIONS--20.1%
------------------------------------------------------------
        Allegiance Telecom, Inc.
   (b)    11.75%, 2008                   1,370           668
          12.875%, 2008                  1,780         1,775
        American Cellular Corp.,
          10.50%, 2008                   1,900         1,857
        Birch Telecom,
          14.00%, 2008                     660           607
   (b)  Call-Net Enterprises, Inc.
          13.25%, 2004                   1,020           991
          9.27%, 2007                    1,050           677
          8.94%, 2008                    1,360           782
        Centennial Cellular Corp.,
          10.75%, 2008                     670           673
        Comcast Cellular Holdings, Inc.,
          9.50%, 2007                    1,870         1,991
   (b)  Communications Cellular,
          14.125%, with warrants,
          2005                           2,400         1,900
   (b)  Crown Castle International Corp.,
          10.625%, 2007                  2,500         1,725
        Dobson Communication Corp.,
          11.75%, 2007                   3,000         3,000
        Econophone, Inc.
          13.50%, with warrants, 2007      635           696
   (b)    11.00%, 2008                     680           340
        Esprit Telecom
          11.50%, 2007                   1,625         1,731
          10.875%, 2008                    800           828
   (b)  Focal Communications Corp.,
          12.125%, 2008                    350           185
        GCI General Communication,
          9.75%, 2007                    1,070         1,049
   (b)  ICG Holdings,
          13.50%, 2005                   5,530         4,618
   (b)  IPC Information Systems,
          10.875%, 2008                  3,140         1,884
        Impsat, S.A.,
          12.375%, 2008                  1,805         1,444


                                      PRINCIPAL
                                       AMOUNT        VALUE
------------------------------------------------------------

 COMMUNICATIONS--CONTINUED
------------------------------------------------------------
       Intermedia Communications of
        Florida, Inc.
   (b)    12.50%, 2006                 $   830      $    649
          8.875%, with warrants,
          2007                           1,570         1,564
   (b)    11.25%, 2007                   2,700         1,836
   (b)  KMC Telecom Holdings, Inc.,
          12.50%, with warrants,
          2008                           1,950           942
        Level 3 Communication,
          9.125%, 2008                   1,710         1,691
        Long Distance International,
          12.25%, with warrants, 2008    1,300         1,082
        MGC Communications,
          13.00%, with warrants,
          2004                           1,290           891
        McLeod, Inc.
          9.25%, 2007                    1,040         1,071
   (b)    10.50%, 2007                   2,080         1,591
          9.50%, 2008                    1,400         1,484
        Metromedia Fiber Network Inc.,
          10.00%, 2008                   1,600         1,648
        Metronet Communications
   (b)    10.75%, 2007                     630           409
          12.00%, with warrants,
          2007                             550           622
   (b)    9.95%, 2008                    2,540         1,556
          10.625%, 2008                  1,410         1,495
   (b)  Millicom International
        Cellular, S.A.,
          13.50%, 2006                   2,860         2,009
        Netia Holdings
          10.25%, 2007                     225           192
   (b)    11.25%, 2007                     795           449
   (b)  Nextel Communications
          9.75%, 2004                    2,540         2,464
          9.75%, 2007                      940           569
          10.65%, 2007                   2,225         1,424
          9.95%, 2008                    2,760         1,642
        Nextlink Communications
          12.50%, 2006                     950         1,016
   (b)    9.45%, 2008                      920           520
          10.75%, 2008                   3,000         3,068
   (b)  PTC International Finance, B.V.,
          10.75%, 2007                   1,810         1,249
   (b)  Pinnacle Holdings,
          10.00%, 2008                   1,800         1,048
        Primus Telecommunications Group,
          11.75%, with warrants,
          2004                           1,360         1,420
          9.875%, 2008                     160           151
        PSINet, Inc.
          10.00%, 2005                   1,160         1,154
          11.50%, 2008                   1,670         1,741
        RCN Corp.
          10.00%, 2007                   1,080         1,031
   (b)    11.00%, 2008                     900           473
        Rogers Cantel
          9.375%, 2008                   1,120         1,182
          9.75%, 2016                    2,000         2,140
   (b)  SBA Communication,
          12.00%, 2008                   2,310         1,340
        Satelites Mexicanos, S.A. de C.V.,
          10.125%, 2004                    770           616
   (b)  Spectrasite Holdings, Inc.,
          12.00%, 2008                   2,290         1,168
        Teligent, Inc.
          11.50%, 2007                     800           744
   (b)    11.50%, 2008                   1,000           495

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                      PRINCIPAL
                                        AMOUNT       VALUE
------------------------------------------------------------
 COMMUNICATIONS--CONTINUED
------------------------------------------------------------
   (b)  Triton Communications,
          11.00%, 2008                 $ 2,380      $  1,113
        USA Mobile Communications,
        Inc. II,
          14.00%, 2004                   1,190         1,214
        US Xchange, LLC.,
          15.00%, 2008                   1,140         1,197
        Versatel Telecom,
          13.25%, with warrants,
          2008                           1,430         1,425
        Viatel, Inc.
          11.25%, 2008                     880           880
   (b)    12.50%, 2008                   1,880         1,090
        Western Wireless Corp.,
          10.50%, 2007                   1,200         1,260
        Winstar Communication,
          15.00%, 2007                     440           409
        Winstar Equipment,
          12.50%, 2004                     190           193
        Winstar Equipment II Corp.,
          12.50%, 2004                   1,180         1,198
        ----------------------------------------------------
                                                      87,236
------------------------------------------------------------
 CONSTRUCTION MATERIALS--3.7%
------------------------------------------------------------
        Airxcel,
          11.00%, 2007                   1,350         1,357
        American Standard, Inc.
          9.25%, 2016                    1,189         1,207
          10.875%, 2099                    100           101
        Building Materials
        Corporation of America,
          8.00%, 2008                      910           913
        Congoleum Corp.,
          8.625%, 2008                   1,560         1,537
        Desa International,
          9.875%, 2007                   2,950         2,212
   (b)  Falcon Building Products, Inc.,
          10.50%, 2007                     140            83
        Kevco,
          10.375%, 2007                  1,765         1,588
        Nortek, Inc.
          9.875%, 2004                     960           994
          9.125%, 2007                   1,300         1,336
        Terex Corp.,
          8.875%, 2008                   3,740         3,703
   (b)  Waxman Industries, Inc.,
          12.75%, with warrants,
          2004                             400           208
        Werner Holdings,
          10.00%, 2007                     850           842
        ----------------------------------------------------
                                                      16,081
------------------------------------------------------------
 CONSUMER PRODUCTS AND SERVICES--11.0%
------------------------------------------------------------
        AMF Bowling World
          10.875%, 2006                  2,620         2,109
   (b)    12.25%, 2006                   2,070         1,185
        Avondale Mills,
          10.25%, 2006                   1,670         1,754
        Cinemark USA, Inc.
          8.50%, 2008                    1,300         1,300
          9.625%, 2008                   1,480         1,547
        Coinmach Corp.,
          11.75%, 2005                   4,890         5,379
        Doskocil Manufacturing Co.,
          10.125%, 2007                  1,010           949

                                        PRINCIPAL     VALUE
                                         AMOUNT
------------------------------------------------------------
CONSUMER PRODUCTS AND
SERVICES--CONTINUED
------------------------------------------------------------
        Dyersburg Corp.,
          9.75%, 2007                  $ 1,260      $  1,128
        Grupo Azucarero Mexico, S.A.
        de C.V.,
          11.50%, 2005                     630           227
        HMH Properties,
          7.875%, 2008                   2,960         2,871
        Hedstrom Corp.,
          10.00%, 2007                   1,280         1,088
        Herff Jones, Inc.,
          11.00%, 2005                     900           968
        Imax Corp.,
          7.875%, 2005                     760           762
        Imperial Home Decor Group, Inc.,
          11.00%, 2008                   1,590         1,415
        Kinder-Care Learning Centers,
          9.50%, 2009                    2,550         2,537
        La Petite Academy, Inc.,
          10.00%, 2008                   1,990         1,970
        Mastellone Hermonos,
          11.75%, 2008                   1,440         1,152
        NBTY Inc.,
          8.625%, 2007                     570           556
        Nine West Group,
          9.00%, 2007                      400           380
        Perkins Family Restaurant,
          L.P.
          10.125%, 2007                    660           700
        Pillowtex Corp.,
          9.00%, 2007                      500           515
        Premier Parks, Inc.,
          12.00%, 2003                     780           844
        Protection One,
          8.125%, 2009                     360           361
        Purina Mills, Inc.,
          9.00%, 2010                    2,650         2,637
        Regal Cinemas,
          9.50%, 2008                    2,360         2,431
          8.875%, 2010                     600           594
   (b)  Restaurant Co.,
          11.25%, 2008                   1,420           758
        Sealy Mattress
          9.875%, 2007                     382           369
   (b)    10.875%, 2007                    770           462
        Six Flags Theme Park,
          12.25%, 2005                   3,500         3,885
   (b)  Spin Cycle,
          12.75%, 2005                   1,520           699
        United Artists Theatre Co.,
          9.75%, 2008                    3,320         3,171
        United Rentals, Inc.,
          9.25%, 2009                    1,210         1,213
        ----------------------------------------------------
                                                      47,916
------------------------------------------------------------
 DRUGS AND HEALTH CARE--2.9%
------------------------------------------------------------
        Abbey Healthcare Group, Inc.,
          9.50%, 2002                    1,550         1,511
   (b)  ALARIS Medical Systems, Inc.,
          11.125%, 2008                  1,150           627
        Dade International, Inc.,
          11.125%, 2006                  1,730         1,912
        Magellan Health Services,
          9.00%, 2008                    2,890         2,543

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

                                      PRINCIPAL
                                        AMOUNT       VALUE
-------------------------------------------------------------
 DRUGS AND HEALTH CARE--CONTINUED
-------------------------------------------------------------
   (b)  Mariner Post-Acute
        Network, Inc.,
        10.50%, 2007                   $ 4,340      $  1,866
        Mediq, Inc.,
          11.00%, 2008                     980           941
        Paracelsus Healthcare,
          10.00%, 2006                     970           873
        Vencor,
          9.875%, 2005                   3,070         2,487
        ----------------------------------------------------
                                                      12,760
------------------------------------------------------------
 ENERGY AND RELATED SERVICES--4.1%
------------------------------------------------------------
        Bellweather Exploration Co.,
          10.875%, 2007                  1,290         1,251
        Benton Oil & Gas Co.
          11.625%, 2003                  1,275           829
        9.375%, 2007                       290           174
        Chesapeake Energy Corp.,
          9.125%, 2006                     100            77
        Continental Resources, Inc.,
          10.25%, 2008                   1,660         1,378
        Forcenergy Gas Exploration
          9.50%, 2006                    1,040           801
        8.50%, 2007                        420           311
        GulfMark Offshore, Inc.,
          8.75%, 2008                      770           701
        HS Resources,
          9.25%, 2008                      310           296
        Mariner Energy,
          10.50%, 2006                   2,060         1,751
        Ocean Energy
          10.375%, 2005                    850           884
        9.75%, 2006                        620           647
        Pacalta Resources, Ltd.,
          10.75%, 2004                   2,740         2,192
        Parker Drilling Corp.,
          9.75%, 2006                    1,360         1,217
        Pen Holdings, Inc.,
          9.875%, 2008                   1,205         1,205
        Prestolite Electric,
          9.625%, 2008                     795           779
        RAM Energy,
          11.50%, 2008                     600           390
        R & B Falcon Corp.,
          9.50%, 2008                      680           680
        Rutherford-Moran Oil Corp.,
        10.75%, 2004                       520           572
        Seven Seas Petroleum, Inc.,
          12.50%, 2005                     640           320
        Stone Energy Corp.,
          8.75%, 2007                    1,290         1,266
        ----------------------------------------------------
                                                      17,721
------------------------------------------------------------
 FINANCIAL SERVICES, HOME BUILDING AND REAL ESTATE--2.2%
------------------------------------------------------------
        Beazer Homes,
          8.875%, 2008                   2,110         2,026
        Del Webb Corp.
          9.75%, 2008                    1,300         1,280
        9.375%, 2009                       650           627
        Forecast Group, L.P.,
          11.375%, 2000                  1,025         1,005
        Fortress Group,
          13.75%, 2003                     880           915



------------------------------------------------------------
 FINANCIAL SERVICES, HOME BUILDING AND REAL ESTATE--CONT.
------------------------------------------------------------
                                      PRINCIPAL
                                        AMOUNT       VALUE
------------------------------------------------------------
        Hovnanian Enterprises
          11.25%, 2002                 $   438      $    445
        9.75%, 2005                        260           247
        Investcorp,
          9.50%, 2007                    1,670         1,505
        Ryland Group, Inc.,
          8.25%, 2008                    1,310         1,271
        ----------------------------------------------------
                                                       9,321
------------------------------------------------------------
 HOTEL AND GAMING--1.9%
------------------------------------------------------------
        Eldorado Resorts,
          10.50%, 2006                   2,010         2,090
        Empress River Casino,
          10.75%, 2002                   1,640         1,749
        Hard Rock Hotel,
          9.25%, 2005                      225           225
        Harvey's Casino Resorts,
          10.625%, 2006                    960         1,094
        Players International,
          10.875%, 2005                    880           946
        Rio Hotel & Casino, Inc.,
          9.50%, 2007                      610           678
        Station Casinos, Inc.
          10.125%, 2006                    700           735
        9.75%, 2007                        680           707
        ----------------------------------------------------
                                                       8,224
------------------------------------------------------------
 MANUFACTURING, METALS AND MINING--8.4%
------------------------------------------------------------
        Accuride,
          9.25%, 2008                    1,080         1,080
        Aftermarket Technology,
          12.00%, 2004                     985         1,034
        AK Steel Holdings Corp.,
          10.75%, 2004                   1,790         1,862
        Bar Technologies,
          13.50%, with warrants,
          2001                           1,060         1,172
        Day International Group, Inc.,
        11.125%, 2005                    1,480         1,587
        Delco Remy International,
          10.625%, 2006                  1,380         1,468
        E-P Acquisition, Inc.,
          9.375%, 2008                   1,410         1,339
        Earle M. Jorgensen Co.,
          9.50%, 2005                      440           405
        Euramax International, PLC,
        11.25%, 2006                     1,800         1,800
        Foamex, L.P.
          13.50%, with warrants,
          2005                           1,240         1,458
        9.875%, 2007                       485           524
        Golden Northwest Aluminum,
        12.00%, 2006                     1,720         1,733
        GS Technologies
          12.00%, 2004                     380           258
        12.25%, 2005                       620           415
   (b)  Grove Holdings LLC,
          11.625%, 2009                    340           143
        Grove Investors, PIK,
          14.50%, 2010                     699           559
        Grove Worldwide LLC,
          9.25%, 2008                      320           288
        Hayes Wheels International, Inc.,
        11.00%, 2006                     1,750         1,942

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                      PRINCIPAL
                                        AMOUNT       VALUE
------------------------------------------------------------
 MANUFACTURING, METALS AND MINING--CONTINUED
------------------------------------------------------------
        JPS Automotive Products Corp.,
        11.125%, 2001                  $ 1,500      $  1,575
        Jackson Products, Inc.,
          9.50%, 2005                      790           790
        Knoll, Inc.,
          10.875%, 2006                  1,456         1,602
        MMI Products, Inc.,
          11.25%, 2007                   1,225         1,323
        Metal Management, Inc.,
          10.00%, 2008                     970           582
        Metal USA,
          8.625%, 2008                   1,430         1,344
        Motors and Gears, Inc.,
          10.75%, 2006                     640           656
        Neenah Corp.,
          11.125%, 2007                  2,090         2,148
        Renco Metals,
          11.50%, 2003                   1,005         1,035
        Renco Steel Holdings,
          10.875%, 2005                  2,330         2,004
        Scovill Fasteners,
          11.25%, 2007                     800           696
        Spinnaker Industries,
          10.75%, 2006                   1,450         1,160
        Venture Holdings,
          9.50%, 2005                      950           945
        Wells Aluminum Corp.,
          10.125%, 2005                  1,400         1,302
        ----------------------------------------------------
                                                      36,229
------------------------------------------------------------
 PAPER, FOREST PRODUCTS AND CONTAINERS--8.5%
------------------------------------------------------------
        AEP Industries, Inc.,
          9.875%, 2007                     550           555
        BPC Holding Corp.,
          12.50%, 2006                     750           780
        Berry Plastics Corp.,
          12.25%, 2004                   1,330         1,386
        BWAY Corp.,
          10.25%, 2007                     870           905
        Doman Industry
          8.75%, 2004                      470           367
        9.25%, 2007                        650           481
        Fonda Group,
          9.50%, 2007                      840           697
        Gaylord Container Corp.
          9.75%, 2007                      890           761
        9.875%, 2008                     3,460         2,595
        Graham Packaging Co.
          8.75%, 2008                      580           583
   (b)  10.75%, 2009                       580           412
        IMPAC Group, Inc.,
          10.125%, 2008                  4,630         4,653
        Millar Western Forest
        Products Ltd.,
        9.875%, 2008                     2,590         1,942
        Norampac,
          9.50%, 2008                    2,020         2,050
        Pindo Deli Finance Mauritius, Ltd.,
        10.75%, 2007                        60            32
        Plainwell, Inc.,
          11.00%, 2008                   4,405         3,436
        Printpack, Inc.
          9.875%, 2004                     530           527
        10.625%, 2006                    1,440         1,411


------------------------------------------------------------
    PAPER, FOREST PRODUCTS AND CONTAINERS--CONTINUED
------------------------------------------------------------
                                       PRINCIPAL
                                        AMOUNT       VALUE
------------------------------------------------------------
       Riverwood International
          10.25%, 2006                 $   660      $    647
        10.625%, 2007                      230           228
        10.875%, 2008                    7,130         6,453
   (b)  SF Holdings Group, Inc.,
          12.75%, 2008                   1,000           320
        Stone Container Corp.
          12.25%, 2002                   1,550         1,558
        11.50%, 2006                     1,745         1,826
        Tjiwi Kimia Finance
        Mauritius, Ltd.,
        10.00%, 2004                        70            37
        U.S. Can Corp.,
          10.125%, 2006                  2,120         2,229
        ----------------------------------------------------
                                                      36,871
------------------------------------------------------------
 RETAILING--7.6%
------------------------------------------------------------
       AFC Enterprises, Inc.,
          10.25%, 2007                   2,370         2,477
        Advantica Restaurant Co.,
          11.25%, 2008                   3,135         3,170
        Agrilink Foods,
          11.875%, 2008                    550           561
        Ameriking,
          10.75%, 2006                   1,020         1,063
        Carrols Corp.,
          9.50%, 2008                    1,390         1,400
        Cole National Group
          9.875%, 2006                     450           466
        8.625%, 2007                       910           896
   (a)  Color Tile, Inc.,
          10.75%, 2001                   1,470            15
        Finlay Enterprises, Inc.,
          9.00%, 2008                      500           435
        Finlay Fine Jewelry Corp.,
          8.375%, 2008                     980           902
        Galey & Lord,
          9.125%, 2008                   2,430         2,078
        Guitar Center Management,
        11.00%, 2006                       880           924
        Iron Age Holdings, Corp.
          9.875%, 2008                   1,000           850
   (b)  12.125%, 2009                      570           257
        J. Crew Group
          10.375%, 2007                  2,165         1,873
   (b)  13.125%, 2008                    3,010         1,355
        Jafra Cosmetics International, Inc.,
        11.75%, 2008                     1,620         1,474
        NE Restaurant Co., Inc.,
          10.75%, 2008                     100           101
        National Vision Association Ltd.,
        12.75%, 2005                     2,180         2,311
        Pamida Holdings,
          11.75%, 2003                   1,140         1,100
        Pathmark Stores,
          9.625%, 2003                     760           737
        Petro Stopping Centers,
          10.50%, 2007                   2,520         2,627
        Phillips-Van Heusen Corp.,
          9.50%, 2008                    1,380         1,380
        Port Royal Holdings,
          10.25%, 2007                     710           728
        Riddel Sports, Inc.,
          10.50%, 2007                     425           402

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------
                                      PRINCIPAL
                                        AMOUNT      VALUE
------------------------------------------------------------
 RETAILING--CONTINUED
------------------------------------------------------------
        Specialty Retailers
          8.50%, 2005                  $   950      $    817
        9.00%, 2007                      1,200           948
        TravelCenters of America, Inc.,
        10.25%, 2007                     1,640         1,624
        ----------------------------------------------------
                                                      32,971
------------------------------------------------------------
 TECHNOLOGY--1.3%
------------------------------------------------------------
        Axiohm Transaction Solutions, Inc.,
        9.75%, 2007                        960           893
        Communication and Power
        Industry, Inc.,
        12.00%, 2005                       585           607
        MTS Systems Corp.,
          9.375%, 2005                   2,510         2,447
        Viasystems, Inc.,
          9.75%, 2007                    1,700         1,590
        ----------------------------------------------------
                                                       5,537
------------------------------------------------------------
 TRANSPORTATION--.7%
------------------------------------------------------------
        Canadian Airlines Corp.,
          10.00%, 2005                     600           514
        TFM, S.A. de C.V.,
          10.25%, 2007                   1,540         1,324
        Trans World Airlines, Inc.,
          11.375%, 2006                    960           672
   (b)  Transtar Holdings, L.P.,
          13.375%, 2003                    631           574
        ----------------------------------------------------
                                                       3,084
        ----------------------------------------------------
        TOTAL CORPORATE OBLIGATIONS--95.4%
        (Cost: $435,977)                             414,157
        ----------------------------------------------------


                                        NUMBER
                                      OF SHARES
                                     OR PRINCIPAL
                                       AMOUNT       VALUE
------------------------------------------------------------

 COMMON AND PREFERRED STOCKS--1.8%
------------------------------------------------------------
        Benedek Communications Corp.,
        warrants                         5,000shs.  $     10
        Clark USA, Inc., PIK,
          preferred                      2,890           248
        Crown American Realty Trust,
        preferred                       25,070         1,225
   (a)  Capital Pacific Holdings         3,634             4
        Dobson Communication,
          PIK, preferred                   808           695
   (a)  Eagle-Picher Holdings, Inc.,
          preferred                        170           859
   (a)  EchoStar Communications
          Corp.                          7,387           357
   (a)  Empire Gas Corp., warrants       2,070             1
   (a)  Gaylord Container Corp.        122,950           753
        Global Crossing, PIK,
          preferred                      2,000           194
   (a)  Intelcom Group, Inc.             4,851            58
        Nextel, PIK, preferred           1,597         1,453
   (a)  SF Holdings Group, Inc.          3,110             6
   (a)  SF Holdings Group, Inc.,
          PIK, preferred                    30           142
        Sinclair Capital, preferred     13,000         1,385
        21st Century Telecom Group,
          Inc., preferred                  207           142
        Viatel, Inc., preferred          1,416           177
        ----------------------------------------------------
        TOTAL COMMON AND
        PREFERRED STOCKS--1.8%
        (Cost: $7,356)                                 7,709
        ----------------------------------------------------
        MONEY MARKET INSTRUMENT--2.8%
        Yield--5.11% to 5.91%
        Due--January 1999
        (Cost: $11,982)                $12,000        11,982
        ----------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO--100%
        (Cost: $455,315)                            $433,848
        ----------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO KEMPER HIGH YIELD PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $455,315,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $8,366,000, the gross unrealized depreciation was $29,833,000 and the net unrealized depreciation on investments was $21,467,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GROWTH PORTFOLIO

Portfolio of Investments at December 31, 1998

(DOLLARS IN THOUSANDS)

-------------------------------------------------------
                                   NUMBER OF
            COMMON STOCKS           SHARES     VALUE
-------------------------------------------------------
 COMPUTER SYSTEMS AND SOFTWARE--13.3
-------------------------------------------------------
(a)  Cadence Design System, Inc.    471,000    $ 14,012
     Compaq Computer Corp.           95,600       4,009
     Computer Associates
       International, Inc.          103,900       4,429
(a)  Gartner Group                  161,300       3,428
(a)  Microsoft Corp.                155,000      21,496
(a)  Oracle Corp.                    95,000       4,097
(a)  Parametric Technology Corp.    355,700       5,825
(a)  PeopleSoft, Inc.               171,400       3,246
(a)  Sterling Commerce, Inc.         37,000       1,665
(a)  Sun Microsystems               165,400      14,162
     Xerox Corp.                     61,000       7,198
     --------------------------------------------------
                                                 83,567
-------------------------------------------------------
 CONSUMER CYCLICALS--12.1%
-------------------------------------------------------
(a)  Consolidated Stores Corp.      235,000       4,744
     Dayton Hudson Corp.            187,000      10,145
     Federal-Mogul Corp.            128,300       7,634
(a)  Federated Department Stores    210,000       9,148
     Home Depot                     157,000       9,606
     Magna International, Inc.
     "A"                             72,200       4,476
     May Department Stores Co.      151,200       9,129
     Rite Aid Corp.                  90,000       4,461
     Tyco International Ltd.             30           2
     Wal-Mart Stores, Inc.          205,000      16,695
     --------------------------------------------------
                                                 76,040
-------------------------------------------------------
 CONSUMER STAPLES--12.4%
-------------------------------------------------------
     Albertson's, Inc.               50,000       3,184
     Avon Products                  109,800       4,859
     Coca-Cola Co.                  202,000      13,509
     Colgate-Palmolive Co.           68,800       6,390
     Emerson Electric Co.            67,000       4,054
     General Electric Co.           190,000      19,392
     Gillette Co.                   145,800       7,044
     H.J. Heinz Co.                 107,000       6,059
     Philip Morris Cos.              55,000       2,942
     Procter & Gamble Co.            82,000       7,488
     Wm. Wrigley Jr. Co.             25,100       2,248
     --------------------------------------------------
                                                 77,169
-------------------------------------------------------
 FINANCE--15.2%
-------------------------------------------------------
     American Express Co.            47,700       4,877
     BankAmerica Corp.              202,076      12,150
     Chase Manhattan Corp.           85,000       5,785
     CIGNA Corp.                     58,000       4,484
     Citigroup, Inc.                287,200      14,216
     Federal Home Loan Mortgage
       Corp.                         50,800       3,273
     Hartford Financial Services    159,000       8,725
     Household International        296,300      11,741
     MBIA, Inc.                      90,000       5,901
     MGIC Investment Corp.          177,900       7,083
     Merrill Lynch & Co., Inc.       45,400       3,031


-------------------------------------------------------
 FINANCE--CONTINUED
-------------------------------------------------------
                                    NUMBER OF
            COMMON STOCKS           SHARES     VALUE
------------------------------------------------------

     Morgan Stanley, Dean Witter,
       & Co.                        109,400    $  7,767
     UNUM Life Insurance Company
       of America                   105,000       6,129
-------------------------------------------------------
                                                 95,162
-------------------------------------------------------
 HEALTH CARE--20.4%
-------------------------------------------------------
     Abbott Laboratories             65,000       3,185
     American Home Products Corp.   247,600      13,943
(a)  Arterial Vascular
       Engineering                   60,000       3,150
     Baxter International            68,000       4,373
     Becton, Dickinson & Co.        138,000       5,891
     Bristol-Myers Squibb Co.        82,200      10,999
     Eli Lilly & Co.                146,800      13,047
(a)  HEALTHSOUTH Corp.              249,800       3,856
     Medtronic, Inc.                103,600       7,692
     Pfizer, Inc.                   165,500      20,760
     Schering-Plough PLC            330,000      18,233
     SmithKline Beecham Group PLC    70,000       4,865
     Warner-Lambert Co.             240,700      18,098
     --------------------------------------------------
                                                128,092
-------------------------------------------------------
 SEMICONDUCTORS AND NETWORKING--12.6%
-------------------------------------------------------
(a)  Applied Materials, Inc.        153,800       6,566
(a)  Ascend Communications, Inc.    158,300      10,408
(a)  Cisco Systems                  197,650      18,344
(a)  Dell Computer Corp.             21,400       1,566
     Intel Corp.                    123,000      14,583
     Linear Technology Corp.         35,000       3,135
(a)  Seagate Technology, Inc.       162,000       4,901
(a)  Solectron Corp.                 38,000       3,532
     Texas Instruments               38,000       3,251
(a)  3Com Corp.                     165,000       7,394
(a)  Xilinx Inc.                     80,000       5,210
     --------------------------------------------------
                                                 78,890
-------------------------------------------------------
 TELECOMMUNICATIONS--12.1%
-------------------------------------------------------
(a)  AirTouch Communications,
       Inc.                          49,000       3,534
(a)  Chancellor Media Corp.         176,300       8,440
(a)  Clear Channel
       Communications, Inc.          69,100       3,766
     Comcast Corp. "A"               60,000       3,521
     Frontier Corp.                 133,900       4,553
(a)  Infinity Broadcasting Corp.    253,700       6,945
     Interpublic Group of
       Companies, Inc.               63,400       5,056
(a)  MCI WorldCom, Inc.             250,900      18,002
     Nokia Corp.                     39,000       4,697
(a)  Tele-Comm Liberty Media
       Group "A"                    155,000       7,140

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
------------------------------------------------------------
 TELECOMMUNICATIONS--CONTINUED
------------------------------------------------------------
(a)  Tele-Communications, Inc.
       "A"                          145,000    $  8,020
     Time Warner, Inc.               36,200       2,247
     -----------------------------------------------------
                                                 75,921
------------------------------------------------------------
 TRANSPORTATION--.9%
------------------------------------------------------------
(a)  US Airways Group, Inc.         112,600       5,855
     -----------------------------------------------------
     TOTAL COMMON STOCKS--99.0%
     (Cost: $496,022)                           620,696
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--1.0%
     Yield--4.68%
     Due--January 1999
     (Cost: $5,991)                $  6,000       5,991
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $502,013)                          $626,687
     -----------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO KEMPER GROWTH PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $502,013,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $147,233,000, the gross unrealized depreciation was $22,559,000 and the net unrealized appreciation on investments was $124,674,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GOVERNMENT SECURITIES PORTFOLIO

Portfolio of Investments at December 31, 1998

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                               COUPON                PRINCIPAL
    GOVERNMENT OBLIGATIONS                              TYPE                   RATE     MATURITY     AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------

    GOVERNMENT
    NATIONAL MORTGAGE
    ASSOCIATION--52.6%
    (Cost: $63,421)
                                         Pass-through Certificates             6.50%    2024-2028    $10,858    $ 10,965
                                                                               7.00     2011-2028     18,348      18,786
                                                                               7.50     2022-2028     16,515      17,029
                                                                               8.00     2016-2025     13,903      14,482
                                                                               8.50     2016-2027      1,208       1,284
                                                                               9.00     2016-2027        828         888
                                                                               9.50     2013-2022        404         435
                                                                              10.00       2016           350         385
                                          ------------------------------------------------------------------------------
                                                                                                                  64,254
------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY
    SECURITIES--13.4%
    (Cost: $16,696)
                                         Notes                                 8.75          2000      5,000       5,314
                                                                              7.875          2001      1,000       1,078
                                                                               7.00          2006        200         228
                                                                               5.25          2003        300         308
                                         Bonds                                 8.75          2008        930       1,084
                                                                              9.125          2009        484         580
                                                                              12.00          2013      1,500       2,290
                                                                              9.125          2018        555         802
                                                                               6.75          2026      3,900       4,672
                                          ------------------------------------------------------------------------------
                                                                                                                  16,356
------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME
    LOAN MORTGAGE
    CORPORATION--12.0%
    (Cost: $14,035)
                                         Pass-through Certificates             6.50          2029      2,000       2,014
                                                                               7.00     2023-2028     12,478      12,716
                                          ------------------------------------------------------------------------------
                                                                                                                  14,730
------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE
    ASSOCIATION--7.7%
    (Cost: $9,410)
                                         Pass-through Certificates             6.50     2025-2028      8,517       8,580
                                                                               7.50          2025        354         363
                                                                               8.00          2024        425         440
                                          ------------------------------------------------------------------------------
                                                                                                                   9,383
------------------------------------------------------------------------------------------------------------------------
    CANADIAN PROVINCIAL
    OBLIGATIONS--.9%
    (Cost: $1,094)
                                         Province of Ontario                  7.625          2004        500         550
                                         Province of Quebec                   8.625          2005        500         575
                                          ------------------------------------------------------------------------------
                                                                                                                   1,125
                                          ------------------------------------------------------------------------------
                                         TOTAL GOVERNMENT OBLIGATIONS--86.6%
                                         (Cost: $104,656)                                                        105,848
                                          ------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
                                                                              COUPON                PRINCIPAL
                                                        TYPE                   RATE     MATURITY     AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
   (A) CORPORATE
    OBLIGATIONS--10.1%
    (Cost: $12,183)                      American Express Master Trust        7.60%       2002       $ 2,500    $  2,633
                                         Chase Credit Co.                     5.55        2003         2,500       2,506
                                         Equitable Life                       6.95        2005           500         524
                                         Ford Motor Credit                    8.00        2002           500         536
                                         Green Tree Financial Corp.           7.00        2027         2,500       2,519
                                         Olympic Automobile Receivable        7.00        2004         2,500       2,560
                                         Sears Roebuck Acceptance Corp.       6.75        2005           500         525
                                         Southwestern Bell Telephone          6.625       2005           500         530
                                          ------------------------------------------------------------------------------
                                                                                                                  12,333
------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS--3.3%
                                         Yield--5.08%
                                         Due--January 1999
                                         (Cost: $3,984)                                                4,000       3,985
                                          ------------------------------------------------------------------------------
                                         TOTAL INVESTMENT PORTFOLIO--100%
                                         (Cost: $120,823)                                                       $122,166
                                          ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO KEMPER GOVERNMENT SECURITIES PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) The portfolio may invest up to 35% of total assets in fixed income securities other than U.S. Government Securities.

Based on the cost of investments of $120,823,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $1,855,000, the gross unrealized depreciation was $512,000 and the net unrealized appreciation on investments was $1,343,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
INVESTORS FUND SERIES KEMPER INTERNATIONAL PORTFOLIO

Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)


                                      NUMBER
            COMMON STOCKS           OF SHARES      VALUE
----------------------------------------------------------
                    EUROPE
----------------------------------------------------------
 UNITED KINGDOM--23.4%
----------------------------------------------------------
     BBA Group, PLC
       MANUFACTURER OF AUTOMOTIVE
       COMPONENTS AND INDUSTRIAL
       MATERIALS                       239,363    $  1,485
     British Airways, PLC
       PROVIDER OF PASSENGER AND
       CARGO AIRLINE SERVICES          215,300       1,482
     British Petroleum, PLC
       MAJOR INTEGRATED WORLD OIL
       COMPANY                         230,000       3,427
     British Telecom, PLC
       TELECOMMUNICATION SERVICES      569,013       8,620
     Compass Group, PLC
       INTERNATIONAL CATERING
       GROUP                           273,200       3,121
     Glaxo Wellcome, PLC
       PHARMACEUTICAL COMPANY          224,200       7,725
     Hays, PLC
       BUSINESS SERVICES               144,600       1,275
     National Westminster Bank
       BANK                             70,578       1,367
     Norwich Union, PLC
       MULTI-LINE INSURANCE
       COMPANY                         201,000       1,464
(a)  Orange, PLC
       OPERATOR OF DIGITAL MOBILE
       TELEPHONE NETWORK               186,200       2,137
     Reed International, PLC
       PUBLISHER OF SCIENTIFIC,
       PROFESSIONAL AND BUSINESS
       TO BUSINESS MATERIALS           210,441       1,673
     Rentokil Initial, PLC
       ENVIRONMENTAL SERVICES
       COMPANY                         960,000       7,264
     Select Appointments Holdings
       RECRUITMENT SERVICES FOR
       TEMPORARY AND PERMANENT
       STAFF                           160,000       1,650
     Unilever, PLC
       MANUFACTURER OF BRANDED
       AND PACKAGED CONSUMER
       GOODS, FOOD, DETERGENTS
       AND PERSONAL CARE PRODUCTS      445,382       5,014
     Vodafone Group, PLC
       TELECOMMUNICATION SERVICES      139,826       2,274
     -----------------------------------------------------
                                                    49,978
 NETHERLANDS--13.0%
----------------------------------------------------------
     Aalberts Industries
       CAPITAL GOODS AND
       COMPONENTS                       79,205       2,045
     Aegon Insurance Group, N.V.
       INSURANCE COMPANY                   105          13
     Content Beheer
       RECRUITMENT SERVICES FOR
       TEMPORARY STAFF                  62,000       1,059
     Getronics, N.V.
       PROVIDER OF COMPUTER
       INSTALLATION AND
       MAINTENANCE SERVICES             92,588       4,584



----------------------------------------------------------
                                      NUMBER
                                    OF SHARES      VALUE
----------------------------------------------------------
 NETHERLANDS--CONTINUED
----------------------------------------------------------
     ING Groep, N.V.
       INSURANCE AND FINANCIAL
       SERVICES                         50,151    $  3,057
     Koninklijke Ahold, N.V.
       INTERNATIONAL FOOD
       RETAILER                        176,832       6,533
     Koninklijke Numico, N.V.
       NUTRITIONAL FOOD
       MANUFACTURER                     78,007       3,717
     Laurus, N.V.
       INTERNATIONAL FOOD
       RETAILER                         28,050         708
     Nedcon Groep, N.V.
       MANUFACTURER OF RACKING
       SYSTEMS                          47,707         884
     Unique International N.V.
       OPERATOR OF RETAIL
       CLOTHING STORES,
       EMPLOYMENT AGENCIES,
       TECHNICAL TRADE SCHOOLS
       AND ENGINEERING SERVICES         89,316       2,045
     Vedior N.V. CVA
       TEMPORARY EMPLOYMENT
       SERVICES                        155,101       3,055
     -----------------------------------------------------
                                                    27,700
 GERMANY--10.2%
----------------------------------------------------------
     Allianz A.G.
       MULTI-LINE INSURANCE
       COMPANY                           9,500       3,483
     Bayerische Vereinsbank A.G.
       COMMERCIAL BANK                  51,100       4,001
     Gehe A.G.
       PHARMACEUTICALS
       DISTRIBUTOR                      56,000       3,864
     Mannesmann A.G.
       DIVERSIFIED CONSTRUCTION
       AND TECHNOLOGY COMPANY           31,700       3,633
     VEBA A.G.
       ELECTRIC UTILITY,
       DISTRIBUTOR OF OIL AND
       CHEMICALS                        32,400       1,938
     VIAG, A.G.
       PROVIDER OF ELECTRICAL
       POWER AND NATURAL GAS
       SERVICES, ALUMINUM
       PRODUCTS, CHEMICALS,
       CERAMIC AND GLASS                 8,300       4,865
     -----------------------------------------------------
                                                    21,784
 FRANCE--9.0%
----------------------------------------------------------
     AXA S.A.
       INSURANCE GROUP PROVIDING
       INSURANCE, FINANCE AND
       REAL ESTATE SERVICES             20,903       3,028
     Alcatel Alsthom
       MANUFACTURER OF
       TRANSPORTATION,
       TELECOMMUNICATION AND
       ENERGY EQUIPMENT                  7,979         976
     Carrefour
       HYPERMARKET OPERATOR AND
       FOOD RETAILER                        36          27

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                      NUMBER
                                    OF SHARES      VALUE
-----------------------------------------------------------
 FRANCE--CONTINUED
-----------------------------------------------------------
     Compagnie Francaise d'Etudes
       de Construction Technip
       DESIGNS AND CONSTRUCTS
       INDUSTRIAL FACILITIES             3,286    $    309
     Groupe Danone
       PRODUCER OF PACKAGED FOODS
       AND BEVERAGES                    20,063       5,742
     Sanofi S.A.
       RESEARCHER AND
       MANUFACTURER OF HEATH CARE
       PRODUCTS AND BEAUTY AIDS         12,950       2,131
     Societe Lyonnaise des Eaux,
     S.A.
       WATER UTILITY                    12,900       2,649
     Television Francaise
       TELEVISION BROADCASTING          24,880       4,428
     -----------------------------------------------------
                                                    19,290
 ITALY--8.5%
 ---------------------------------------------------------
     AEM, SpA
       ELECTRIC AND GAS UTILITY      1,450,000       3,477
     Assicurazioni Generali, SpA
       LIFE AND PROPERTY
       INSURANCE COMPANY                53,250       2,222
     Istituto Bancario San Paolo
       di Torino
       COMMERCIAL BANK                 195,937       3,460
     Telecom Italia, SpA
       TELECOMMUNICATIONS,
       ELECTRONICS AND NETWORK
       CONSTRUCTION                    801,000       6,830
     Telecom Italia Mobile, SpA
       CELLULAR TELECOMMUNICATION
       SERVICE                         300,000       2,214
     -----------------------------------------------------
                                                    18,203
 SPAIN--4.8%
----------------------------------------------------------
    Argentaria S.A.
       BANK                            126,000       3,258
     Compania Telefonica Nacional
       de Espana S.A.
       TELECOMMUNICATION SERVICES       91,788       4,075
     Empresa Nacional de
     Electricidad S.A.
       ELECTRIC UTILITY                112,293       2,971
     Telefonica S.A.
       TELECOMMUNICATION SERVICES       91,788          82
     -----------------------------------------------------
                                                    10,386
 SWITZERLAND--3.2%
----------------------------------------------------------
     Nestle S.A.
       FOOD MANUFACTURER                 1,000       2,179
     Novartis A.G.
       PHARMACEUTICAL COMPANY            2,337       4,598
     -----------------------------------------------------
                                                     6,777



----------------------------------------------------------
                                      NUMBER
                                    OF SHARES      VALUE
-----------------------------------------------------------
 SWEDEN--2.9%
-----------------------------------------------------------
     Astra A.B.
       PHARMACEUTICAL COMPANY          100,000    $  2,044
     Gambro, A.B.
       HEALTHCARE SERVICES AND
       MEDICAL-TECHNOLOGY
       PROVIDER                        147,900       1,607
(a)  Industri-Matematik
     International Corp.
       SERVICE SOFTWARE
       APPLICATIONS                     56,100         280
     Securitas A.B.
       INSTALLS SECURITY SYSTEMS
       AND PROVIDER OF GUARD
       SERVICES                        288,800       2,252
     -----------------------------------------------------
                                                     6,183
 IRELAND--2.1%
----------------------------------------------------------
     Bank of Ireland, PLC
       BANK                            199,792       4,442
     -----------------------------------------------------
 PORTUGAL--.7%
 ---------------------------------------------------------
     Electricidade de Portugal,
     S.A.
       ELECTRIC UTILITY                 63,810       1,405
     -----------------------------------------------------
     TOTAL EUROPEAN
     COUNTRIES--77.8%                              166,148
     -----------------------------------------------------
                   PACIFIC REGION
-----------------------------------------------------------
 JAPAN--7.9%
----------------------------------------------------------
     Bellsystem 24, Inc.
       CALL CENTER OPERATOR             10,000       2,231
     Fuji Photo Film Co., Ltd.
       LEADING FILM AND CAMERA
       MANUFACTURER                     55,000       2,046
     Fujitsu Support and Service,
       Inc.
       PROVIDER OF INFORMATION
       SERVICES AND SUPPORT FOR
       COMPUTER NETWORK SYSTEMS         19,000       1,371
     Murata Manufacturing Co.,
       Ltd.
       LEADING MAKER OF CERAMIC
       CAPACITORS AND FILTERS           74,000       3,073
     Nidec Corp.
       MANUFACTURER OF
       SMALL-SCALE MOTORS FOR
       HARD DISC DRIVES                 21,800       2,670
     Nikko Securities Co., Ltd.
       LEADING SECURITIES BROKER
       AND DEALER                      551,000       1,537
     Sony Corp.
       CONSUMER ELECTRONIC
       PRODUCTS MANUFACTURER            28,200       2,055
     Uni-Charm Co., Ltd.
       LEADING MANUFACTURER OF
       SANITARY NAPKINS AND PAPER
       DIAPERS                          38,300       1,798
     -----------------------------------------------------
     TOTAL PACIFIC REGION--7.9%                     16,781
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      NUMBER
        COMMONWEALTH COUNTRIES      OF SHARES      VALUE
----------------------------------------------------------
 CANADA--5.0%
----------------------------------------------------------
     BCE, Inc.
       TELECOMMUNICATION SERVICES       56,000    $  2,115
(a)  Boardwalk Equities, Inc.
       REAL ESTATE MANAGEMENT
       COMPANY                          85,000         938
     Canadian National Railway
       RAILROAD OPERATOR                34,700       1,807
(a)  Husky Injection Molding
     Systems, Ltd.
       SUPPLIER OF INJECTION
       MOLDING EQUIPMENT AND
       SERVICES FOR THE PLASTICS
       INDUSTRY                        290,000       2,764
     Petro-Canada
       OIL EXPLORATION AND
       REFINING                        282,700       3,004
     -----------------------------------------------------
                                                    10,628
----------------------------------------------------------
 AUSTRALIA--4.5%
----------------------------------------------------------
     AAPT Limited
       TELECOMMUNICATION SERVICES      880,000       2,265
(a)  Cable & Wireless Optus Ltd.
       PROVIDER OF COMMUNICATIONS
       AND TELECOMMUNICATION
       SERVICES                      1,450,000       3,048
     Leighton Holdings
       CONSTRUCTION SERVICES AND
       CONSULTING                      481,600       2,066
     St. George Bank Ltd.
       COMMERCIAL BANK                 344,450       2,176
     -----------------------------------------------------
                                                     9,555
----------------------------------------------------------
 NEW ZEALAND--.4%
----------------------------------------------------------
     Restaurant Brands
       FAST FOODS CHAIN              1,490,000         846
     -----------------------------------------------------


----------------------------------------------------------
                                      NUMBER
                                    OF SHARES
                                   OR PRINCIPAL
                                      AMOUNT       VALUE
----------------------------------------------------------
 SOUTH AFRICA--.9%
----------------------------------------------------------
(a)  Sanlam Limited
       INSURANCE COMPANY AND
       FINANCIAL SERVICES                2,000    $  1,986
     -----------------------------------------------------
     TOTAL COMMONWEALTH
     COUNTRIES--10.8%                               23,015
     -----------------------------------------------------
                    LATIN AMERICA
----------------------------------------------------------
 MEXICO--1.2%
----------------------------------------------------------
     Fomento Economico Mexicano
       de C.V.
       PRODUCER OF BEER AND SOFT
       DRINKS                          490,000       1,328
     Kimberly Clark de Mexico
       S.A. de C.V.
       PRODUCER OF CONSUMER PAPER
       PRODUCTS                        392,700       1,249
     -----------------------------------------------------
     TOTAL LATIN AMERICA--1.2%                       2,577
     -----------------------------------------------------
     TOTAL COMMON STOCKS--97.7%
     -----------------------------------------------------
     (Cost: $179,272)                              208,521
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--2.3%
     -----------------------------------------------------
     Yield--3.38%
     Due--January 1999
     (Cost: $4,998)                 $    5,000       4,998
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     -----------------------------------------------------
     (Cost: $184,270)                             $213,519
     -----------------------------------------------------

At December 31, 1998, the Kemper International Portfolio had the following industry diversification (dollars in thousands):

                                                                 VALUE        %
---------------------------------------------------------------------------------
Communications                                                  $ 38,087     17.9
---------------------------------------------------------------------------------
Finance                                                           36,432     17.1
---------------------------------------------------------------------------------
Consumer Cyclicals                                                29,925     14.0
---------------------------------------------------------------------------------
Consumer Staples                                                  29,064     13.6
---------------------------------------------------------------------------------
Health Care                                                       21,969     10.3
---------------------------------------------------------------------------------
Basic Industries                                                  17,815      8.3
---------------------------------------------------------------------------------
Utilities                                                         12,441      5.8
---------------------------------------------------------------------------------
Technology                                                        10,607      5.0
---------------------------------------------------------------------------------
Energy                                                             6,431      3.0
---------------------------------------------------------------------------------
Transportation                                                     3,289      1.5
---------------------------------------------------------------------------------
Capital Goods                                                      2,461      1.2
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              208,521     97.7
---------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                           4,998      2.3
---------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO                                      $213,519    100.0
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO KEMPER INTERNATIONAL PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $184,270,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $41,551,000, the gross unrealized depreciation was $12,302,000 and the net unrealized appreciation on investments was $29,249,000.

See accompanying Notes to Financial Statements.
 66

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)


                                      NUMBER
              COMMON STOCKS         OF SHARES      VALUE
----------------------------------------------------------
 BASIC INDUSTRIES--4.8%
----------------------------------------------------------
   (a)  Casella Waste Systems,
        Inc.                          94,300      $  3,501
        Spartech Corp.               155,000         3,410
   (a)  Superior Services, Inc.      165,000         3,310
        --------------------------------------------------
                                                    10,221
 CAPITAL GOODS--4.6%
----------------------------------------------------------
   (a)  American Tower Corp.         140,000         4,139
        Applied Power, Inc.           65,000         2,454
   (a)  Hayes Lemmerz
        International, Inc.          102,500         3,094
        --------------------------------------------------
                                                     9,687
 CONSUMER CYCLICALS--17.9%
----------------------------------------------------------
   (a)  Bright Horizons Family
          Solutions, Inc.            160,357         4,330
   (a)  CSK Auto Corp.               155,000         4,137
   (a)  Cinar Films, Inc.            232,500         5,900
   (a)  Consolidated Graphics,
        Inc.                          34,000         2,297
   (a)  Heftel Broadcasting Corp.     65,000         3,201
   (a)  Men's Wearhouse               75,000         2,381
        Pittway Corp.                151,000         4,992
   (a)  Vail Resorts, Inc.           140,000         3,080
   (a)  Westwood One                 100,000         3,050
   (a)  Young Broadcasting Corp.     105,000         4,397
        --------------------------------------------------
                                                    37,765
 CONSUMER DURABLES--1.1%
----------------------------------------------------------
        U.S. Industries              125,000         2,328
 CONSUMER STAPLES--2.3%
----------------------------------------------------------
   (a)  Duane Reade, Inc.            125,000         4,812
 ENERGY--1.2%
----------------------------------------------------------
   (a)  Newfield Exploration Co.     120,000         2,505
 FINANCE--8.0%
----------------------------------------------------------
   (a)  Data Broadcasting Corp.      130,000         2,324
   (a)  Financial Federal Corp.      103,800         2,569
        Legg Mason                    90,000         2,841
        Protective Life Insurance
          Co.                         80,000         3,185
        Sterling Bancshares, Inc.    140,000         2,082
   (a)  Trammell Crow Co.            134,900         3,777
        --------------------------------------------------
                                                    16,778

                                      NUMBER
              COMMON STOCKS         OF SHARES      VALUE
----------------------------------------------------------
 HEALTH CARE--14.3%
----------------------------------------------------------
        Alpharma, Inc.                80,000      $  2,825
   (a)  CONMED Corp.                  85,000         2,805
   (a)  Hanger Orthopedic Group      145,800         3,280
   (a)  IDEXX Laboratories           120,000         3,229
   (a)  Incyte Pharmaceuticals,
        Inc.                          75,000         2,803
   (a)  Medquist, Inc.                80,000         3,160
   (a)  PathoGenesis Corp.            40,000         2,320
   (a)  Province Healthcare Co.       85,600         3,071
   (a)  Serologicals Corp.            65,000         1,950
   (a)  Techne Corp.                 100,000         2,112
   (a)  Xomed Surgical                82,500         2,640
        --------------------------------------------------
                                                    30,195
 SERVICES--14.8%
----------------------------------------------------------
   (a)  Apollo Group                 120,000         4,065
   (a)  Boron, Lepore &
        Associates, Inc.              75,000         2,587
   (a)  Education Management
        Corp.                        100,600         2,377
   (a)  ITT Educational Services     118,700         4,036
   (a)  Lamar Advertising Co.        100,000         3,725
   (a)  Outdoor Systems, Inc.        281,062         8,432
        Stewart Enterprises, Inc.    135,000         3,004
   (a)  Sylvan Learning Systems,
        Inc.                         100,000         3,050
        --------------------------------------------------
                                                    31,276
 TECHNOLOGY--23.4%
----------------------------------------------------------
   (a)  Applied Micro Circuits
        Corp.                         70,000         2,378
   (a)  Broadcast.com, Inc.           25,000         1,913
   (a)  Business Objects, S.A.       100,000         3,250
   (a)  Cambridge Technology
        Partners                     135,000         2,987
   (a)  Cognos, Inc.                 100,000         2,500
   (a)  DII Group, Inc.              100,000         2,331
   (a)  Digital River                 60,000         2,130
   (a)  Exodus Communications,
        Inc.                          40,000         2,570
   (a)  Gilat Satellite Networks,
        Ltd.                          55,000         3,032
   (a)  Inktomi Corp.                 25,000         3,234
   (a)  Insight Enterprises, Inc.     60,000         3,053
   (a)  Iona Technologies             85,000         3,230
   (a)  Jabil Circuit                 35,000         2,612
   (a)  Kulicke & Soffa
        Industries                   165,000         2,929
   (a)  Mercury Interactive Corp.     45,000         2,846
   (a)  New Era of Networks, Inc.     50,000         2,200
   (a)  Read-Rite Corp.              150,000         2,217
   (a)  Verity, Inc.                 135,000         3,578
        --------------------------------------------------
                                                    48,990

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                      NUMBER
                                    OF SHARES
                                   OR PRINCIPAL
                                      AMOUNT       VALUE
----------------------------------------------------------
 TRANSPORTATION--1.0%
----------------------------------------------------------
   (a)  Wisconsin Central
        Transportation Corp.         120,000      $  2,063
----------------------------------------------------------
 UTILITIES--1.4%
----------------------------------------------------------
   (a)  Barrett Resources Corp.      120,000         2,880
        --------------------------------------------------
        TOTAL COMMON STOCKS--94.8%
        (Cost: $157,096)                           199,500
        --------------------------------------------------
        MONEY MARKET INSTRUMENTS
        Yield--4.88% to 5.10%
        Due--January 1999
        Ford Motor Credit            $ 5,000         4,992
        Other                          6,000         5,993
        --------------------------------------------------
        TOTAL MONEY MARKET INSTRUMENTS--5.2%
        (Cost: $10,986)                             10,985
        --------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO--100%
        (Cost: $168,082)                          $210,485
        --------------------------------------------------

----------------------------------------------------------
 NOTES TO KEMPER SMALL CAP GROWTH PORTFOLIO OF INVESTMENTS
----------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $168,082,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $44,123,000, the gross unrealized depreciation was $1,720,000 and the net unrealized appreciation on investments was $42,403,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER INVESTMENT GRADE BOND PORTFOLIO

Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)

                                        PRINCIPAL
GOVERNMENT OBLIGATIONS                   AMOUNT      VALUE
-----------------------------------------------------------
 U.S. TREASURY NOTES
-----------------------------------------------------------
        4.625%, 2000                     $12,000    $12,007
        5.25%, 2003                          650        666
        5.50%, 2003                           75         77
        7.875%, 2004                       2,100      2,433
        7.50%, 2005                          530        607
        4.75%, 2008                        2,780      2,801
        5.625%, 2008                       1,180      1,259
        ---------------------------------------------------
                                                     19,850
-----------------------------------------------------------
 U.S. TREASURY BONDS
-----------------------------------------------------------
        10.75%, 2003                       2,450      3,023
        6.125%, 2027                         880        985
        6.375%, 2027                         350        402
        5.25%, 2028                          500        512
        5.50%, 2028                          300        314
        ---------------------------------------------------
                                                      5,236
-----------------------------------------------------------
 MORTGAGE BACKED SECURITIES
-----------------------------------------------------------
        FNMA, 5.75%, 2008                  1,000      1,035
        FNMA, 6.00%, 2008                  4,750      5,010
        FNMA, 7.00%, 2028                    946        965
        --------------------------------------------------
                                                      7,010
-----------------------------------------------------------
 GOVERNMENT AGENCY
-----------------------------------------------------------
        Tennessee Valley Authority,
        6.25%, 2017                          100        105
 CANADIAN PROVINCIAL OBLIGATION
        Province of Quebec,
        8.625%, 2005                         500        575
        --------------------------------------------------
        TOTAL GOVERNMENT OBLIGATIONS--64.5%
        (Cost: $32,556)                              32,776
        --------------------------------------------------
 CORPORATE OBLIGATIONS
-----------------------------------------------------------
 AEROSPACE--1.1%
-----------------------------------------------------------
        Lockheed Martin Corp.
          6.75%, 2003                        400        415
          7.25%, 2006                        150        162
        --------------------------------------------------
                                                        577
 BANKS--4.5%
-----------------------------------------------------------
        ABN-Amro Holding, N.V.,
          8.25%, 2009                        100        109
        Abbey National, PLC,
          6.69%, 2005                         25         26
        Capital One Bank,
          8.125%, 2000                       100        102
        Crestar Financial Corp.,
          8.25%, 2002                        100        108
        Den Danske Bank,
          6.375%, 2008                       350        354
        Kansallis Osake Bank,
          10.00%, 2002                       100        112
        NationsBank Corp.,
          9.50%, 2004                        200        234

 BANKS--CONTINUED
-----------------------------------------------------------
                                        PRINCIPAL
                                         AMOUNT      VALUE
-----------------------------------------------------------
        Northern Trust Co.,
          6.25%, 2008                    $   500    $   521
        Riggs National Corp.,
          8.50%, 2006                        100        101
        Scotland International,
          8.80%, 2004                         50         56
        Svenska Handelsbanken,
          7.125%, 2049                        50         49
        Wells Fargo & Co.,
          6.875%, 2006                       500        530
        ---------------------------------------------------
                                                      2,302
-----------------------------------------------------------
 COMMUNICATIONS, MEDIA AND ELECTRONICS--5.4%
-----------------------------------------------------------
        Cable & Wireless
        Communication,
          6.75%, 2008                        400        405
        Comcast Cable,
          8.50%, 2027                        100        124
        GTE Corp.,
          6.90%, 2008                        100        109
        MCI WorldCom, Inc.
          7.75%, 2007                         50         57
          7.75%, 2027                        100        118
        News American Holdings, Inc.
          9.25%, 2013                         75         94
          8.15%, 2036                        300        339
        Tele-Communications, Inc.,
          9.80%, 2012                        350        467
        Time Warner, Inc.
          9.125%, 2013                       350        443
          6.875%, 2018                       300        313
          9.15%, 2023                        200        264
        ---------------------------------------------------
                                                      2,733
-----------------------------------------------------------
 CONSUMER PRODUCTS, SERVICES AND RETAIL--5.3%
-----------------------------------------------------------
        Dayton Hudson Corp.,
          7.50%, 2006                        100        111
        Dillard's, Inc.,
          6.17%, 2001                        500        501
        Federated Department Stores,
          6.125%, 2001                       500        504
        May Department Stores Co.,
          6.875%, 2005                        50         53
        Phillip Morris Cos.,
          7.20%, 2007                        150        163
        Raytheon Co.
          6.75%, 2007                        150        159
          6.15%, 2008                        500        508
        Royal Caribbean Cruises, Ltd.,
          8.25%, 2005                        120        127
        Safeway,
          6.05%, 2003                        250        253
        Sears Roebuck Acceptance
        Corp.,
          7.00%, 2007                        150        161
        Sony Corp.,
          6.125%, 2003                       150        153
        ---------------------------------------------------
                                                      2,693
-----------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                        PRINCIPAL
                                         AMOUNT      VALUE
 ENERGY AND CHEMICAL--.8%
-----------------------------------------------------------
        Occidental Petroleum Corp.,
          7.375%, 2008                   $   400    $   410
 FINANCIAL SERVICES--2.9%
-----------------------------------------------------------
        Associates Corp.,
          6.625%, 2001                       200        206
        FINOVA Capital Corp.,
          6.50%, 2002                        100        101
        General Electric Capital Corp.
          8.75%, 2007                         50         61
          8.625%, 2008                        50         61
        Household Finance Corp.,
          6.50%, 2008                      1,000      1,045
        ---------------------------------------------------
                                                      1,474
-----------------------------------------------------------
 TRANSPORTATION--1.1%
-----------------------------------------------------------
        Continental Airlines, Inc.
          6.90%, 2018                         50         49
          7.75%, 2014                         47         49
        Delta Air Lines, Inc.,
          9.75%, 2021                        300        368
        Ford Motor Credit,
          7.75%, 2005                        100        111
        ---------------------------------------------------
                                                        577
-----------------------------------------------------------
 UTILITIES--4.6%
-----------------------------------------------------------
        BellSouth Telecommunications,
          6.375%, 2028                       500        520

 UTILITIES--CONTINUED
-----------------------------------------------------------
                                        PRINCIPAL
                                         AMOUNT      VALUE
-----------------------------------------------------------
        Centerior Energy,
          7.67%, 2004                    $   100    $   105
        Cincinnati Bell, Inc.,
          6.30%, 2028                        300        305
        Commonwealth Edison
          7.375%, 2004                        50         53
          7.00%, 2005                        100        106
        El Paso Electric Co.,
          8.90%, 2006                        350        394
        Sprint Capital Corp.,
          6.875%, 2028                       800        832
        ---------------------------------------------------
                                                      2,315
        ---------------------------------------------------
        TOTAL CORPORATE OBLIGATIONS--25.7%
-----------------------------------------------------------
        (Cost: $12,746)                              13,081
        ---------------------------------------------------
        MONEY MARKET INSTRUMENTS--9.8%
-----------------------------------------------------------
        Yield--5.01%
        Due--January 1999
        Federal Home Loan Bank
        (Cost: $4,996)                   $ 5,000      4,996
        --------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO--100%
-----------------------------------------------------------
        (Cost: $50,298)                             $50,853
        ---------------------------------------------------

-------------------------------------------------------------------------------
 NOTE TO KEMPER INVESTMENT GRADE BOND PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

Based on the cost of investments of $50,298,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $665,000, the gross unrealized depreciation was $110,000 and the net unrealized appreciation on investments was $555,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER CONTRARIAN VALUE PORTFOLIO

Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)


                                     NUMBER
             COMMON STOCKS          OF SHARES    VALUE
 BANKING--17.3%
     Banc One Corp.                   95,320    $  4,867
     BankAmerica Corp.                98,006       5,893
     Bankers Trust New York Corp.     55,000       4,699
     Chase Manhattan Corp.            58,000       3,948
     First Union Corp.                90,800       5,522
     J.P. Morgan & Co.                18,000       1,891
     KeyCorp                         120,000       3,840
     PNC Bank Corp.                  108,900       5,894
     Wachovia Corp.                   20,000       1,749
     Washington Mutual, Inc.          94,304       3,601
     Wells Fargo & Co.                73,200       2,923
     -----------------------------------------------------
                                                  44,827
----------------------------------------------------------
 BASIC INDUSTRIES--12.8%
----------------------------------------------------------
     Dow Chemical Co.                 41,500       3,774
     E.I. du Pont de Nemours & Co.    93,000       4,935
     Eastman Chemical Co.             50,000       2,238
     Georgia-Pacific Corp.            40,000       2,343
     Georgia-Pacific Timber Group    136,200       3,243
     Halliburton Co.                  40,000       1,185
     Louisiana-Pacific Corp.         225,000       4,120
     Nucor Corp.                      50,000       2,163
     Praxair, Inc.                   125,000       4,406
     Sonoco Products Co.             106,000       3,140
     Union Camp Corp.                 21,500       1,451
     -----------------------------------------------------
                                                  32,998
----------------------------------------------------------
 CAPITAL GOODS--13.2%
----------------------------------------------------------
     AMP, Inc.                       167,000       8,694
     Crown Cork & Seal Co.            43,500       1,340
     Diebold                         105,000       3,747
     General Electric Co.             37,000       3,776
     Minnesota Mining &
       Manufacturing                  96,800       6,885
     Pitney Bowes, Inc.               68,000       4,492
     Xerox Corp.                      45,000       5,310
     -----------------------------------------------------
                                                  34,244
----------------------------------------------------------
 CONSUMER CYCLICALS--3.6%
----------------------------------------------------------
     May Department Stores Co.        60,000       3,622
     Sears, Roebuck & Co.             75,000       3,188
     V.F. Corp.                       55,000       2,578
     -----------------------------------------------------
                                                   9,388
----------------------------------------------------------
 CONSUMER DURABLES--1.8%
----------------------------------------------------------
     Ford Motor Co.                   44,500       2,612
     Superior Industries
       International                  69,000       1,919
     -----------------------------------------------------
                                                   4,531
----------------------------------------------------------
                                     NUMBER
                                    OF SHARES    VALUE
----------------------------------------------------------
 CONSUMER STAPLES--7.9%
----------------------------------------------------------
     International Flavors &
       Fragrances                     28,000    $  1,237
     Kimberly-Clark Corp.             60,000       3,270
     McDonald's Corp.                 33,000       2,529
     Phillip Morris Cos.             193,600      10,358
     Wendy's International           133,000       2,901
     -----------------------------------------------------
                                                  20,295
----------------------------------------------------------
 ENERGY--9.6%
----------------------------------------------------------
     AMOCO Corp.                      58,900       3,556
     Atlantic Richfield Co.           85,000       5,546
     Chevron Corp.                    23,500       1,949
     Exxon Corp.                      60,000       4,388
     Lubrizol Corp.                  155,000       3,982
     Royal Dutch Petroleum Co.        45,000       2,154
     Schlumberger, Ltd.               25,000       1,153
     Texaco, Inc.                     40,000       2,115
     -----------------------------------------------------
                                                  24,843
----------------------------------------------------------
 FINANCIAL SERVICES--12.6%
----------------------------------------------------------
     Allstate Corp.                   65,000       2,511
     Associates First Capital
     Corp.                            81,148       3,439
     BRE Properties, Inc.             60,000       1,485
     Federal Home Loan Mortgage
       Corp.                         164,600      10,606
     Federal National Mortgage
       Association                   113,600       8,406
     Golden West Financial Corp.      25,000       2,292
     Meditrust                        39,652         600
     National City Corp.              20,000       1,450
     Post Properties                  45,000       1,730
     -----------------------------------------------------
                                                  32,519
----------------------------------------------------------
 HEALTH CARE--6.7%
----------------------------------------------------------
     American Home Products Corp.     80,000       4,505
     Baxter International             60,000       3,859
     Bristol-Myers Squibb Co.         30,000       4,014
     C.R. Bard                        99,500       4,925
     -----------------------------------------------------
                                                  17,303
----------------------------------------------------------
 TECHNOLOGY--3.2%
----------------------------------------------------------
     Hewlett-Packard Co.              70,000       4,782
     Raytheon Co.                     61,500       3,275
     Tektronix, Inc.                   9,900         298
     -----------------------------------------------------
                                                   8,355
----------------------------------------------------------
 UTILITIES--1.0%
----------------------------------------------------------
     GTE Corp.                        40,000       2,698
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT      VALUE
     -----------------------------------------------------
     TOTAL COMMON STOCKS--89.7%
----------------------------------------------------------
     (Cost: $199,601)                           $232,001
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
----------------------------------------------------------
     Yield--4.50% to 5.59%
     Due -- January and March 1999
     Countrywide Home Loan           $ 8,000       7,987
     Federal Home Loan Mortgage
       Corp.                          11,700      11,688
     Other                             7,000       6,974
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--10.3%
----------------------------------------------------------
     (Cost: $26,649)                              26,649
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
----------------------------------------------------------
     (Cost: $226,250)                           $258,650
     -----------------------------------------------------

----------------------------------------------------------
 NOTE TO KEMPER CONTRARIAN VALUE PORTFOLIO OF INVESTMENTS
----------------------------------------------------------

Based on the cost of investments of $226,250,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $40,254,000, the gross unrealized depreciation was $7,854,000 and the net unrealized appreciation on investments was $32,400,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER SMALL CAP VALUE PORTFOLIO

Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)

-------------------------------------------------------
                                    NUMBER
            COMMON STOCKS          OF SHARES    VALUE
---------------------------------------------------------
 CAPITAL GOODS--4.3%
---------------------------------------------------------
    Albany International Corp.       53,358    $  1,010
(a) Alliant Techsystems, Inc.        10,400         857
    Apogee Enterprises, Inc.         84,100         946
    Kaydon Corp.                      4,400         176
(a) Lydall, Inc.                     37,200         442
    Robbins & Myers, Inc.            20,400         451
    Southdown, Inc.                   8,200         485
    -----------------------------------------------------
                                                  4,367
---------------------------------------------------------
 CONSUMER DISCRETIONARY--13.6%
---------------------------------------------------------
(a) AMC Entertainment, Inc.          41,500         874
    Applebee's International         40,900         844
    Brown Group, Inc.                27,700         487
(a) Brylane, Inc.                    34,100         793
(a) Budget Group, Inc.               29,300         465
(a) CDI Corp.                         8,100         164
(a) Carmike Cinemas, Inc.            17,500         356
    Columbia Sportswear Co.          53,600         905
(a) Dollar Thrifty Automotive
      Group, Inc.                    80,300       1,034
    Harman International
      Industries                     21,600         824
    Herbalife International, Inc.
    Class "A"                         9,266         132
    Class "B"                        23,333         267
(a) Lone Star Steakhouse & Saloon    23,200         213
(a) Modis Professional Services,
      Inc.                           57,500         834
(a) Pacific Sun Wear of
      California, Inc.               34,600         567
    Springs Industries, Inc.         18,200         754
(a) Superior Services, Inc.          16,900         339
(a) Swisher International Group,
      Inc.                           50,500         455
    True North Communications,
      Inc.                           17,000         457
(a) Valassis Communications, Inc.    30,800       1,590
    Wolverine World Wide             17,500         232
(a) Young Broadcasting Corp.         30,900       1,294
    -----------------------------------------------------
                                                 13,880
---------------------------------------------------------
 CONSUMER STAPLES--2.8%
---------------------------------------------------------
(a) Fresh Del Monte Produce, Inc.    55,000       1,193
(a) Performance Food Group           18,000         506
    Richfood Holdings                53,000       1,100
    -----------------------------------------------------
                                                  2,799
---------------------------------------------------------

---------------------------------------------------------
                                    NUMBER
                                   OF SHARES    VALUE
---------------------------------------------------------
 ENERGY--4.5%
---------------------------------------------------------
(a) Basin Exploration, Inc.          35,000    $    440
    Cross Timbers Oil Co.            69,000         518
    Giant Industries                 18,500         173
    KCS Energy, Inc.                 43,200         132
    New England Electric System       9,200         443
    Newpark Resources                65,100         443
(a) Nuevo Energy Co.                 33,700         388
(a) Seitel, Inc.                     44,500         553
(a) Tesoro Petroleum Corp.           59,500         721
    USEC, Inc.                       51,500         715
(a) Veritas DGC, Inc.                 6,800          88
    -----------------------------------------------------
                                                  4,614
---------------------------------------------------------
 FINANCIAL SERVICES--21.6%
---------------------------------------------------------
(a) Acceptance Insurance Cos.        33,700         682
    Apartment Investment & Mgmt.
      Co.                            28,126       1,046
    Associated Banc Corp.            26,045         890
    Chartwell Re Corp.               24,000         570
    Commercial Federal Corp.         34,250         794
    Compass Bancshares               16,550         630
(a) Contifinancial Corp.             39,600         282
    Cullen Frost Bankers             13,000         713
    Fremont General Corp.            44,000       1,089
    HCC Insurance Holdings           24,300         428
    HUBCO, Inc.                      24,157         728
(a) Headlands Mortgage Co.           40,000         838
    Health Care Property
      Investors, Inc.                27,700         852
    Imperial Credit Mortgage
      Holdings                       57,500         539
    LandAmerica Financial
      Group, Inc.                    10,000         558
    Nationwide Health Properties     47,500       1,024
    North Fork Bancorp               33,600         804
    Omega Healthcare Investors       33,800       1,020
    PMI Group                        17,700         874
    Pacific Bank, N.A.                7,500         327
    Peoples Heritage Financial
      Group                          49,100         982
    Philips International Realty
      Corp.                          31,700         487
    Prentiss Properties Trust        46,500       1,038
    Redwood Trust                    26,000         364
    Reliance Group Holdings, Inc.    58,300         751
    Resource Bancshares Mortgage
      Group                          73,715       1,221
    Sovereign Bancorp                19,955         284
    UST Corp.                         8,500         200
(a) UniCapital Corp.                 34,500         254
    W.R. Berkley Corp.               28,000         954
    Webster Financial Corp.          29,300         804
    -----------------------------------------------------
                                                 22,027
---------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------
                                    NUMBER
                                   OF SHARES    VALUE
---------------------------------------------------------
 HEALTH CARE--3.8%
---------------------------------------------------------
(a) CONMED Corp.                     48,500    $  1,601
(a) Genesis Health Ventures          87,000         761
(a) Hologic, Inc.                    46,300         561
(a) Sola International               52,200         900
    -----------------------------------------------------
                                                  3,823
---------------------------------------------------------
 MATERIALS AND PROCESSING--11.9%
---------------------------------------------------------
    AK Steel Holding Corp.           28,700         674
    AMCOL International              75,650         747
    Ball Corp.                       13,500         618
(a) Buckeye Technologies, Inc.       50,500         754
    Carpenter Technology Corp.       26,200         889
    Elcor Corp.                      42,550       1,375
    Flowserve Corp.                  43,826         726
    Furon Co.                        56,100         957
    Intermet Corp.                   67,400         880
(a) Lone Star Industries, Inc.        9,000         331
(a) Lone Star Technologies, Inc.     41,500         420
    Mississippi Chemical Corp.       74,300       1,040
    Quanex Corp.                     34,600         781
(a) Shaw Group                       35,800         286
    Trinity Industries, Inc.         26,500       1,020
(a) Wyman-Gordon Co.                 60,000         615
    -----------------------------------------------------
                                                 12,113
---------------------------------------------------------
 PRODUCER DURABLES--5.8%
---------------------------------------------------------
    Belden, Inc.                     45,700         968
    Blount, Inc.                     42,000       1,047
    Briggs & Stratton Corp.          22,800       1,137
    Del Webb Corp.                   26,200         722
    General Cable Corp.              34,800         713
    Stewart & Stevenson Services     51,100         498
    Watts Industries, Inc.           51,000         848
    -----------------------------------------------------
                                                  5,933
---------------------------------------------------------
 TECHNOLOGY--9.0%
---------------------------------------------------------
(a) Benchmark Electronics            32,100       1,176
(a) Burr Brown Corp.                 29,925         701
    CTS Corp.                         6,800         296
(a) Etec Systems                     28,800       1,152
(a) HMT Technology Corp.            106,700       1,367
(a) Hutchinson Technology            47,600       1,696
(a) Inter-tel, Inc.                  33,600         785
(a) MasTec, Inc.                     48,500       1,019
(a) Tech-Sym Corp.                   14,500         323
(a) Xylan Corp.                      39,100         687
    -----------------------------------------------------
                                                  9,202
---------------------------------------------------------

---------------------------------------------------------
                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
---------------------------------------------------------
 TRANSPORTATION--10.2%
---------------------------------------------------------
    Airborne Freight Corp.           53,300    $  1,922
(a) America West Holdings Corp.      53,500         910
    Borg-Warner Automotive, Inc.     16,300         910
(a) Breed Technologies, Inc.         20,000         164
(a) Coltec Industries, Inc.          55,300       1,078
(a) Eagle USA Freight                65,900       1,615
    Fleetwood Enterprises            30,000       1,043
    Myers Industries                 22,220         636
    Teekay Shipping Corp.            44,100         830
    Royal Nelloyd Group, ADR         57,700         390
(a) Wisconsin Central
      Transportation Corp.           54,400         935
    -----------------------------------------------------
                                                 10,433
---------------------------------------------------------
 UTILITIES--4.3%
---------------------------------------------------------
    Atmos Energy Corp.               17,300         558
(a) El Paso Electric                124,600       1,090
(a) Jones Intercable, Inc.           49,800       1,774
    TNP Enterprises, Inc.            24,500         930
    -----------------------------------------------------
                                                  4,352
    -----------------------------------------------------
    TOTAL COMMON STOCKS--91.8%
---------------------------------------------------------
    (Cost: $97,961)                              93,543
    -----------------------------------------------------
    MONEY MARKET INSTRUMENTS
    Yield--4.70% to 5.51%
    Due--January 1999
    Federal Home Loan Mortgage      $ 4,388       4,386
    Other                             4,000       3,994
    -----------------------------------------------------
    TOTAL MONEY MARKET INSTRUMENTS--8.2%
    (Cost: $8,380)                                8,380
    -----------------------------------------------------
    TOTAL INVESTMENT PORTFOLIO--100%
    (Cost: $106,341)                           $101,923
    -----------------------------------------------------

---------------------------------------------------------
 NOTES TO KEMPER SMALL CAP VALUE PORTFOLIO OF INVESTMENTS
---------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $106,341,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $11,989,000, the gross unrealized depreciation was $16,407,000 and the net unrealized depreciation on investments was $4,418,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER VALUE+GROWTH PORTFOLIO

Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)

                                    NUMBER OF
             COMMON STOCK             SHARES       VALUE
----------------------------------------------------------
 BASIC INDUSTRIES--7.1%
----------------------------------------------------------
     ABM Industries, Inc.               12,500    $    433
     AK Steel Holding Corp.             12,000         282
     AMP, Inc.                          13,694         713
     Allied Signal, Inc.                10,000         443
     Bandag, Inc.                       15,100         603
(a)  Bethlehem Steel Corp.              18,200         152
     Carlisle Companies, Inc.           11,300         583
     Centex Construction Products        9,500         386
     Dexter Corp.                        6,600         207
     Georgia-Pacific Corp.              12,400         295
     Harsco Corp.                        5,300         161
     H.B. Fuller Co.                    16,000         770
     Honeywell, Inc.                     3,400         256
     IMC Global, Inc.                   15,200         325
     Inland Steel Industries             5,700          96
(a)  Interim Services                    7,800         182
(a)  Jacobs Engineering                 14,100         575
     Lubrizol Corp.                     20,000         514
     M.A. Hanna Co.                     60,200         741
     Manitowoc Company, Inc.            10,000         444
     Millennium Chemicals, Inc.         10,100         201
(a)  Mueller Industries, Inc.           15,400         313
     Nucor Corp.                         7,000         303
     OM Group, Inc.                      9,200         336
     Olin Corp.                         19,200         544
     Trinity Industries, Inc.           14,900         574
     US Steel Group                     17,200         396
     -----------------------------------------------------
                                                    10,828
----------------------------------------------------------
 CAPITAL GOODS--5.7%
----------------------------------------------------------
     Barnes Group, Inc.                 21,200         623
     B.F. Goodrich Co.                   6,600         237
     Borg Warner Automotive, Inc.        3,300         184
     Case Corp.                         17,900         390
     Cummins Engine, Inc.               15,200         540
     Fluor Corp.                        10,700         455
     Kaydon Corp.                        7,400         296
     Kennametal, Inc.                   20,700         440
     LaFarge Corp.                      13,200         535
     Lone Star Industries, Inc.          7,000         258
     Modine Manufacturing Co.           46,800       1,696
     NACCO Industries, Inc.              5,800         534
     Pentair, Inc.                       5,800         231
(a)  Solectron Corp.                     9,200         855
     Teleflex, Inc.                      8,500         388
     Timken Co.                         18,700         353
     USG Corp.                          11,300         576
     -----------------------------------------------------
                                                     8,591
----------------------------------------------------------
 CONSUMER CYCLICALS--17.2%
----------------------------------------------------------
(a)  American Eagle Outfitters          11,600         773
     American Greetings Corp.           21,000         862
     Banta Corp.                        11,500         315
(a)  Bed, Bath, & Beyond, Inc.           5,000         171
     Burlington Coat Factory            25,600         418
(a)  CMG Information Services           10,600       1,129
     Carnival Corp.                     28,800       1,382
(a)  Costco Companies, Inc.              2,200         159

 CONSUMER CYCLICALS--CONTINUED
----------------------------------------------------------
                                    NUMBER OF
             COMMON STOCK             SHARES       VALUE
----------------------------------------------------------
(a)  DeVry, Inc.                        16,200    $    496
     Dillard Department Stores          32,000         908
     Family Dollar Stores, Inc.         30,000         660
(a)  Federated Department Stores,
       Inc.                             12,400         540
     Fingerhut Companies, Inc.          19,400         299
(a)  Furniture Brand
       International                     5,300         144
     GAP, Inc.                           9,750         548
     Gaylord Entertainment Co.          22,600         681
     Great Atlantic & Pacific Tea
       Co.                              49,700       1,472
     Harman International
       Industries, Inc.                 17,500         667
     Home Depot                         17,000       1,040
(a)  ITT Educational Services,
       Inc.                              6,200         211
     John Wiley & Sons, Inc.            11,800         570
     Kellwood Co.                       24,500         612
     Kelly Services, Inc.               13,000         413
(a)  Kohl's Corp.                       11,700         719
     Lancaster Colony Corp.              5,700         183
     Liz Claiborne, Inc.                 6,300         199
     Lowe's Companies, Inc.              9,000         461
(a)  Neiman Marcus                       5,100         127
(a)  O'Reilly Automotive, Inc.          10,700         506
     Paychex, Inc.                       7,400         381
(a)  Premier Parks, Inc.                20,300         614
     Regis Corp.                        23,100         924
(a)  Safeway, Inc.                       8,200         500
(a)  Saks Holdings                      12,300         388
(a)  Scotts Co.                          3,900         150
(a)  ShopKo Stores                       4,000         133
     Springs Industries, Inc.           14,100         584
     Standard Registar                  18,100         560
(a)  Staples, Inc.                       8,700         380
     TJX Companies, Inc.                12,800         371
(a)  Tommy Hilfiger Corp.               16,700       1,002
(a)  Toys "R" US, Inc.                  16,800         283
     Walgreen Co.                        5,400         316
     Wallace Computer Service           19,000         501
     Wal-Mart Stores, Inc.              12,000         977
(a)  Westpoint Stevens, Inc.             9,400         297
(a)  Williams-Sonoma                    15,000         605
(a)  Zale Corp.                         13,900         448
     -----------------------------------------------------
                                                    26,079
----------------------------------------------------------
 CONSUMER DURABLES----3.0%
----------------------------------------------------------
     Cooper Tire & Rubber Co.            4,700          96
     D.R. Horton, Inc.                  13,300         306
     Ford Motor Co.                      7,000         411
     Harley-Davidson, Inc.              13,200         625
     Hillenbrand Industries, Inc.        4,400         250
     Hughes Supply, Inc.                17,700         518
(a)  Knoll, Inc.                         9,400         278
(a)  Mohawk Industries, Inc.            25,800       1,085
     Navistar International Corp.        7,500         214
     Paccar, Inc.                       12,000         493
     Pulte Corp.                        10,500         292
     -----------------------------------------------------
                                                     4,568

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER OF
                                      SHARES       VALUE
----------------------------------------------------------
 CONSUMER STAPLES--4.5%
----------------------------------------------------------
     Block Drug Co., Inc.                9,270    $    402
     CKE Restaurants, Inc.              15,950         470
     CVS Corp.                           7,400         407
     Cracker Barrel Old Country
       Store, Inc.                      11,600         270
     Dole Food Co.                      23,000         690
     Gannett Co., Inc.                   4,400         291
(a)  Just For Feet, Inc.                 7,000         122
(a)  NBTY, Inc.                         19,700         140
     Newell Co.                         15,000         619
     Service Corporation
       International                     6,900         263
     Tootsie Roll Industries             5,700         223
     UST, Inc.                          36,500       1,273
     Universal Corp.                    48,500       1,704
     -----------------------------------------------------
                                                     6,874
----------------------------------------------------------
 ENERGY--3.4%
----------------------------------------------------------
     Ashland, Inc.                      13,100         634
     Devon Energy Corp.                 22,300         684
     Helmerich & Payne, Inc.            22,800         442
     K.N. Energy, Inc.                   8,300         302
     KeySpan Energy Corp.                4,900         152
     Oneok, Inc.                        16,700         603
     Praxair, Inc.                      10,000         352
     Sunoco, Inc.                       23,600         851
     Ultramar Diamond Shamrock
       Corp.                            11,200         272
     Valero Energy Corp.                 9,200         195
     Western Resources, Inc.            17,900         595
     -----------------------------------------------------
                                                     5,082
----------------------------------------------------------
 FINANCE--17.8%
----------------------------------------------------------
     A.G. Edwards, Inc.                 10,900         406
     Allmerica Financial Corp.           8,400         486
     Ambac Financial Group, Inc.        13,500         813
     American Financial Group,
       Inc.                             12,900         566
     American National Insurance
       Co.                              14,600       1,208
(a)  Amerin Corp.                        7,000         165
     Amerus Life Holdings, Inc.         12,200         273
     C.I.T. Group Holdings              13,600         433
     CMAC Investment Corp.              11,800         542
     CNA Financial Corp.                 4,900         197
     Capital One Finance                 4,400         506
     Chubb Corp.                         9,400         610
     Commerce Group, Inc.               13,700         485
     Conseco, Inc.                       5,700         174
     Delphi Financial Group             13,056         685
     Doral Financial Corp.              38,100         843
     Downey Financial Corp.             17,000         432
     Enhance Financial Services
       Group, Inc.                      13,700         411
     Everest Reinsurance
       Holdings, Inc.                    3,800         148
     FBL Financial Group, Inc.          11,300         274
     Federal National Mortgage
       Association                      15,200       1,125
     Fidelity National Financial,
       Inc.                             15,070         460
     Financial Security Assurance        8,700         472
     First American Financial
       Corp.                             3,800         122

----------------------------------------------------------
 FINANCE--CONTINUED
----------------------------------------------------------
                                    NUMBER OF
                                      SHARES       VALUE
----------------------------------------------------------
     Fremont General Corp.              19,000    $    470
     Golden West Financial Corp.         3,000         275
     GreenPoint Financial Corp.          6,500         228
     Harleysville Group, Inc.           11,500         297
     Hartford Financial Services
       Group, Inc.                      30,000       1,646
     LandAmerica Financial Group        16,400         915
     Liberty Corp.                      12,500         616
     Liberty Financial Cos.             20,400         551
     Loews Corp.                         5,300         521
     MBIA, Inc.                          8,400         551
(a)  Markel Corp.                        8,000       1,448
     Mercury General Corp.               6,000         263
     NAC Reinsurance Corp.               8,600         404
     Ohio Casualty Corp.                15,100         621
     Orion Capital Corp.                14,100         561
     Providian Financial Corp.           6,900         518
     ReliaStar Financial Corp.           3,000         138
     SEI Investments Co.                 6,800         676
     Safeco Corp.                       14,000         601
     St. Paul Companies, Inc.           14,000         486
     Selective Insurance Group,
       Inc.                              8,300         167
     Sotheby's Holding                  15,000         480
     TCF Financial Corp.                 5,500         133
     TIG Holdings, Inc.                  8,100         126
     Torchmark Corp.                    14,500         512
     Transamerica Corp.                  7,300         843
     Transatlantic Holdings, Inc.        7,900         597
     UNUM Life Insurance Company
       of America                        6,000         350
     Waddell & Reed Financial,
       Inc.                              3,551          83
     Washington Federal, Inc.            4,900         131
     -----------------------------------------------------
                                                    27,044
----------------------------------------------------------
 HEALTH CARE--11.1%
----------------------------------------------------------
(a)  ALZA Corp.                         16,300         852
     Aetna, Inc.                         2,800         220
(a)  Amgen, Inc.                         5,700         596
     Ballard Medical Products            5,700         139
(a)  Becton Dickinson & Co.              7,800         333
(a)  Biogen, Inc.                        4,900         407
     Biomet, Inc.                       10,800         435
     Cardinal Health, Inc.              14,250       1,081
(a)  Crescendo Pharmaceutical
       Corp.                             1,050          14
     Dentsply International, Inc.       12,900         332
(a)  Express Scripts, Inc.               6,400         430
(a)  Forest Laboratories                 7,200         383
(a)  ICOS Corp.                         16,400         488
     McKesson Corp.                      9,000         712
(a)  Medimmune, Inc.                     9,400         935
     Merck & Co.                         4,500         665
(a)  MiniMed, Inc.                       8,800         922
     Mylan Laboratories, Inc.           10,400         328
     Patterson Dental Co.               11,400         496
     Pfizer, Inc.                        7,400         928
(a)  Quintiles Transnational,
       Inc.                             16,900         902
(a)  Safeskin Corp.                      9,200         222
     Schering-Plough PLC                25,600       1,414
(a)  Sepracor, Inc.                      8,700         762
(a)  Serological Corp.                  11,800         354
(a)  Sierra Health Services             16,600         350
(a)  Universal Health Service            5,000         259

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER OF
                                      SHARES       VALUE
----------------------------------------------------------
 HEALTH CARE--CONTINUED
----------------------------------------------------------
(a)  Visx, Inc.                          8,800    $    769
     Warner-Lambert Co.                  5,700         429
(a)  Watson Pharmaceuticals              7,300         459
(a)  WellPoint Health Networks,
       Inc.                              1,700         148
     -----------------------------------------------------
                                                    16,764
----------------------------------------------------------
 TECHNOLOGY--21.4%
----------------------------------------------------------
(a)  Affiliated Computer Services       45,300       2,039
(a)  Alliant Techsystems, Inc.           6,600         544
(a)  America Online, Inc.                6,800         984
(a)  American Power Conversion,
       Inc.                              5,300         257
(a)  Ascend Communications, Inc.        12,100         796
     Automatic Data Processing,
       Inc.                              4,900         393
(a)  BMC Software                       13,500         602
(a)  Bisys, Inc.                        26,900       1,389
(a)  Centennial Cellular Corp.          12,200         500
(a)  Cisco Systems                      20,175       1,872
(a)  Citrix Systems                     13,700       1,330
     Computer Sciences Corp.            15,300         986
(a)  Compuware Corp.                    11,700         914
(a)  Concord EFS, Inc.                  17,700         750
     Cordant Technologies, Inc.          6,700         251
     Dallas Semiconductor               15,300         623
(a)  Dell Computer Corp.                 5,300         388
(a)  EMC Corp.                           4,900         416
(a)  Gateway 2000, Inc.                 10,100         517
     Intel Corp.                         6,900         818
(a)  Intuit                              8,800         638
     Jack Henry & Associates,
       Inc.                             12,300         612
(a)  Keane, Inc.                        21,800         871
(a)  Legato Systems                     14,500         956
(a)  Lexmark International Inc.          6,200         623
(a)  Medquist, Inc.                     13,600         537
(a)  Microsoft Corp.                     5,500         763
     National Computer Systems,
       Inc.                             13,700         507
(a)  Network Appliance, Inc.             8,800         396
     Northrop Grumman Corp.              7,300         534
(a)  Orbital Sciences Corp.              4,400         195
(a)  PSINet, Inc.                       33,700         703
(a)  Qlogic Corp.                        4,100         537
     Raytheon Co.                        9,000         479
     Reynolds & Reynolds Co.            34,500         791

 TECHNOLOGY--CONTINUED
----------------------------------------------------------
                                    NUMBER OF
                                      SHARES       VALUE
----------------------------------------------------------
     Scientific-Atlanta                  9,100    $    208
(a)  Smart Modular Technologies,
       Inc.                             12,800         355
(a)  Sun Microsystems                    8,000         685
     Sundstrand Corp.                   12,800         664
     Symbol Technologies, Inc.          12,100         774
(a)  Tech Data Corp.                    22,000         885
     Thomas & Betts Corp.                8,400         364
     Total System Services, Inc.        14,100         331
(a)  UNOVA, Inc.                        13,800         250
     United Technologies, Inc.           3,200         348
(a)  VERITAS Software Corp.             12,900         773
(a)  Vishay Intertechnology             18,600         270
(a)  Xilinx, Inc.                       10,000         651
(a)  Xircom, Inc.                       11,700         398
     -----------------------------------------------------
                                                    32,467
----------------------------------------------------------
 TRANSPORTATION--4.1%
----------------------------------------------------------
(a)  AMR Corp.                           8,200         487
     ASA Holdings, Inc.                 30,500         149
     Airborne Freight Corp.             14,000         505
(a)  Alaska Air Group, Inc.             12,200         540
     Alexander & Baldwin, Inc.          22,700         528
     Arvin Industries, Inc.             20,200         842
     CSX Corp.                          21,500         892
     Comair Holding, Inc.                7,800         263
     Delta Air Lines Inc.               16,600         863
     Superior Industries
       International                    14,000         389
     Swift Transportation Co.,
       Inc.                             12,800         359
     Werner Enterprise, Inc.            25,000         442
     -----------------------------------------------------
                                                     6,259
----------------------------------------------------------
 UTILITIES--.8%
----------------------------------------------------------
(a)  AirTouch Communications            17,500       1,262
     -----------------------------------------------------
     TOTAL COMMON STOCKS--96.1%
     (Cost: $126,618)                              145,818
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--3.9%
     Yield--4.50% to 5.48%
     Due--January 1999
     (Cost: $5,993)                 $    6,000       5,993
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $132,611)                             $151,811
     -----------------------------------------------------

----------------------------------------------------------
 NOTES TO KEMPER VALUE+GROWTH PORTFOLIO OF INVESTMENTS
----------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $132,611,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $22,275,000, the gross unrealized depreciation was $3,075,000 and the net unrealized appreciation of investments was $19,200,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HORIZON 20+ PORTFOLIO

Portfolio of Investments at December 31, 1998
(Dollars in thousands)

----------------------------------------------------------
                                   PRINCIPAL
                                   AMOUNT OR
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES       VALUE
----------------------------------------------------------
 U.S. TREASURY SECURITIES--17.8%
 Notes
     7.50%, 1999                   $    100       $   102
     8.875%, 2000                       250           264
     8.50%, 2000                        800           850
     6.75%, 2000                        799           820
     5.50%, 2000                        875           888
     6.625%, 2001                     1,900         1,991
     6.50%, 2001                      1,200         1,250
     6.25%, 2002                        280           293
     7.875%, 2004                       261           302
     -----------------------------------------------------
                                                    6,760
----------------------------------------------------------
 MORTGAGE BACKED SECURITIES--1.0%
----------------------------------------------------------
     FNMA       6.01%, 2000             150           152

     FHLMC      6.00%, 2006              41            41

     FHLMC      6.50%, 2014             107           108

     GNMA       7.00%, 2015              88            88
     -----------------------------------------------------
                                                      389
----------------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--18.8%
----------------------------------------------------------
     (Cost: $7,059)                                 7,149
     -----------------------------------------------------

     COMMON STOCKS
 BASIC INDUSTRIES--5.2%
----------------------------------------------------------
     AK Steel Holding Corp.             910shs.        21
     Alcan Aluminum Ltd.              2,800            76
     AMCOL International Corp.        1,815            18
     BASF, A.G.                       5,100           195
     Bayer, A.G.                      5,300           221
(a)  Bethlehem Steel Corp.            9,400            79
     Burmah Castrol PLC              12,400           177
     Cockerill Sambre, S.A.          31,800           149
     Crown Cork & Seal Co., Inc.        500            15
     Dow Chemical Co.                   500            45
     Eastman Chemical Co.               200             9
     FPB Holding, A.G.                  966           187
     Fletcher Challenge Building     43,800            68
     Nucor Corp.                      1,200            52
     Praxair, Inc.                      700            25
     Rohm & Haas Co.                  2,000            60
     Standard-Pacific Corp.          25,000           353
     Toray Industries, Inc.             500             3
     Trelleborg A.B.                 12,200            99
     UPM-Kymmene, OYJ                   900            25
     Valhi, Inc.                     10,100           115
     -----------------------------------------------------
                                                    1,992
----------------------------------------------------------
 CAPITAL GOODS--7.4%
----------------------------------------------------------
     Albany International Corp.,
       "A"                              102             2
(a)  Alliant Techsystems                500            41
     Ball Corp.                       3,600           165
     Blount International, Inc.       1,460            36
     Canon, Inc.                        900            19
     Columbus McKinnon Corp.          3,800            68
(a)  Cooper Cameron Corp.             2,500            61
     Elcor Corp.                        500            16
(a)  FDX Corp.                          500            44
     Flowserve Corp.                    986            16
     General Binding Corp.            2,500            93
     Hillenbrand Industries, Inc.     2,100           119
(a)  Hologic, Inc.                    1,100            13
     HON Industries, Inc.            13,500           323

 CAPITAL GOODS--continued
----------------------------------------------------------
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES       VALUE
----------------------------------------------------------
     Lafarge Corp.                    1,200       $    49
(a)  MSC Industrial Direct            2,800            63
     Maeda Road Construction          7,000            47
     Mannesmann, A.G.                 3,210           404
     Minnesota Mining &
       Manufacturing Co.                800            57
(a)  Mueller Industries, Inc.         8,700           177
     Okuma Corp.                     27,000           141
     Penta-Ocean Construction       161,000           322
     Pitney Bowes, Inc.                 400            26
(a)  RTI International Metals         4,400            62
     Reliance Steel & Aluminum        1,700            47
(a)  SLI, Inc.                        4,300           119
     Scana Corp.                      3,700           119
(a)  Shaw Group, Inc.                 1,100             9
     Sony Corp.                         700            51
(a)  Superior Services, Inc.          1,500            30
     Swire Pacific, Ltd., "A"        12,000            54
     Technip, S.A.                      193            18
(a)  Wyman-Gordon Co.                   400             4
     -----------------------------------------------------
                                                    2,815
----------------------------------------------------------
 CONSUMER CYCLICALS--11.2%
----------------------------------------------------------
     American Greetings Corp., "A"    2,400            99
(a)  Ames Department Stores           3,700           100
(a)  AutoZone, Inc.                   1,800            59
(a)  Avis Rent A Car, Inc.              800            19
(a)  Best Buy Co., Inc.               1,500            92
     Borg-Warner Automotive, Inc.       450            25
     Brown Group, Inc.                1,360            24
     Burlington Coat Factory          5,500            90
     Cap Gemini S.A.                  1,100           176
(a)  Cellstar Corp.                  19,900           136
(a)  Chattem, Inc.                      600            29
     Coachmen Industries, Inc.          200             5
     Comdisco                         4,900            83
(a)  Consolidated Graphics              700            47
     Dillard's, Inc.                  4,300           122
     Douglas Holding, A.G.              200            12
(a)  Education Management Corp.       1,000            24
(a)  Electronic Arts, Inc.            1,000            56
     Family Dollar Stores, Inc.       5,000           110
(a)  Finish Line, Inc., "A"           3,700            30
(a)  Friedman's, Inc., "A"            1,400            14
     GenCorp., Inc.                   3,500            87
(a)  General Nutrition Cos.           2,000            33
(a)  Genesco, Inc.                   13,500            77
     Hartmax Corp.                   10,000            56
     Home Depot                       1,200            73
     International Flavors &
       Fragrances, Inc.                 400            18
(a)  Jones Apparel Group              5,000           110
     Kingfisher, PLC                 17,200           186
     Longs Drug Stores                  600            23
(a)  Mail-Well, Inc.                  6,900            79
     May Department Stores Co.          600            36
     Maytag Corp.                     2,500           156
(a)  Men's Wearhouse, Inc.            2,100            67
     Meredith Corp.                     400            15
(a)  Mirage Resorts, Inc.             4,500            67
(a)  MotivePower Industries, Inc.     1,000            32
(a)  Neiman Marcus                    2,000            50
     Newell Co.                       3,200           132

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                    NUMBER
                                   OF SHARES       VALUE
---------------------------------------------------------
 CONSUMER CYCLICALS--continued
     Nike, Inc., "B"                  1,550       $    63
(a)  Nine West Group, Inc.            5,500            86
(a)  Pacific Sunwear of California    1,200            20
     Penton Media, Inc.                 100             2
(a)  Personnel Group of America,
       Inc.                           7,000           123
     Pillowtex Corp.                  1,300            35
     Rentokil Initial, PLC           12,205            92
     Sears, Roebuck & Co.             1,900            81
(a)  Sola International, Inc.         2,300            40
     Stewart Enterprises, Inc.        1,800            40
(a)  Sylvan Learning Systems, Inc.    7,550           230
(a)  Tower Automotive, Inc.             600            15
(a)  Veritas DGC, Inc.               10,800           140
(a)  Viacom, "B"                      2,000           148
     Wal-Mart Stores, Inc.            3,000           244
(a)  Wet Seal, "A"                    7,200           217
(a)  Whole Foods Market               1,000            48
     -----------------------------------------------------
                                                    4,273
----------------------------------------------------------
 CONSUMER DURABLES--1.1%
----------------------------------------------------------
(a)  Ducommun, Inc.                   5,200            72
(a)  Fairchild Corp., "A"             8,000           126
     Fiat, SpA                       18,100            63
     Ford Motor Co.                   1,800           106
     Honda Motor Co., Ltd.            1,100            36
     -----------------------------------------------------
                                                      403
----------------------------------------------------------
 CONSUMER STAPLES--6.1%
----------------------------------------------------------
     Adolph Coors Co.                   900            51
     Booker, PLC                      3,300             3
     ConAgra                          5,000           157
     Farmer Brothers Co.                600           128
     Imperial Tobacco Group, PLC     28,900           303
     Koninklijke Ahold, N.V.          7,998           295
(a)  Lone Star Steakhouse & Saloon    1,340            12
     McDonald's Corp.                 2,900           222
     Michael Foods, Inc.              2,700            81
(a)  Ocular Sciences, Inc.              200             5
     Philip Morris Cos.               6,000           321
(a)  Ryan's Family Steak Houses,
       Inc.                          19,200           238
     Seaboard Corp.                     100            42
     SEITA                              500            31
     UST, Inc.                        6,200           216
     Universal Corp.                  5,000           176
     Wendy's International            1,800            39
     -----------------------------------------------------
                                                    2,320
----------------------------------------------------------
 ENERGY--2.4%
----------------------------------------------------------
     Ashland, Inc.                      900            44
     Atlantic Richfield Co.           1,100            72
     Atmos Energy Corp.                 600            19
     BG, PLC                         11,700            75
     Chevron Corp.                      500            41
     Cia Espanola de Petroleos,
       S.A.                             400            15
     Elf Aquitaine                    1,128           130
     Ente Nazionale Idrocarburi,
       SpA                           20,900           137
     Exxon Corp.                      1,200            88
(a)  Nabors Industries, Inc.          1,300            18
     Repsol, S.A.                       820            44
     Royal Dutch Petroleum Co.        1,396            69
(a)  Tesoro Petroleum Corp.           1,190            14
     TransCanada Pipelines, Ltd.      1,000            15
(a)  UTI Energy Corp.                19,700           143
     -----------------------------------------------------
                                                      924
----------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
----------------------------------------------------------
 FINANCE--15.4%
----------------------------------------------------------
     A.G. Edwards, Inc.               6,600       $   246
     AXA-UAP, S.A.                    2,000           290
     Aetna, Inc.                      1,000            79
     Ambac, Inc.                      2,500           150
     American General Corp.           1,000            78
     Assicurazioni Generali, SpA        700            29
     Associates First Capital
       Corp.                            942            40
     BB&T Corp.                       4,000           161
     Bank One Corp.                   1,094            56
     BankAmerica Corp.                3,714           223
     Bankque Nationale de Paris       2,200           181
     Bear Stearns Cos.                1,600            60
     Chase Manhattan Corp.              800            54
     China Resources Enterprises,
       Ltd.                          35,000            54
     Cincinnati Financial Corp.       4,300           157
     Citigroup, Inc.                  2,200           109
     Commercial Federal Corp.         1,650            38
     Compass Bancshares, Inc.           610            23
     Dah Sing Financial              44,000           107
     Del Webb Corp.                   1,230            34
     Dresdner Bank, A.G.                900            38
     Executive Risk, Inc.               300            16
     Federal Home Loan Mortgage
       Corp.                          1,500            97
     Federal National Mortgage
       Association                    4,500           333
(a)  Financial Federal Corp.          4,400           109
     First Union Corp.                1,640           100
     Fleet Financial Group, Inc.        600            27
     Golden West Financial Corp.        400            37
     HSBC Holdings, PLC               3,644            91
     Hang Seng Bank, Ltd.            10,400            93
     Hartford Financial Services      2,200           121
     Hibernia Corp.                   6,000           104
     ING Groep, N.V.                  2,820           172
     Jefferson-Pilot Corp.              825            62
     KeyCorp.                           600            19
(a)  Lasalle Partners, Inc.           1,200            35
     MGIC Investment Corp.            1,600            64
     Merrill Lynch & Co., Inc.        1,700           113
     Mitsui Trust & Banking Co.,
       Ltd.                         154,000           176
     Morgan Stanley, Dean
       Witter & Co.                   2,000           142
     NAC Re Corp.                     4,100           192
     PNC Bank Corp.                     800            43
     Protective Life Insurance Co.    1,700            68
     Raymond James Financial         15,600           330
     Resource Bancshares Mortgage
       Group, Inc.                    1,890            31
     SLM Holding Corp.                5,600           269
     Safeco Corp.                     2,000            86
     Sakura Bank, Ltd.               66,000           151
     St. George Bank, Ltd.           41,000           259
     Stewart Information Services       700            41
     Texas Regional Bancshares,
       Inc.                           1,650            41
     Torchmark Corp.                  2,100            74
(a)  Waddell & Reed Financial           514            12
     Washington Mutual, Inc.          2,184            83
     Wells Fargo Co.                  1,000            40
     Wing Hang Bank, Ltd.             5,500            14
     -----------------------------------------------------
                                                    5,852
----------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                    NUMBER
                                   OF SHARES       VALUE
---------------------------------------------------------
HEALTH CARE--7.6%
---------------------------------------------------------
     Abbott Laboratories              3,000       $   147
     American Home Products Corp.     4,400           248
(a)  American Oncology Resources      7,000           102
(a)  Amgen, Inc.                        300            31
(a)  Arterial Vascular Engineering    4,800           252
     Bergen Brunswig Corp. "A"        6,000           209
     Bristol-Myers Squibb Co.           800           107
     C.R. Bard, Inc.                  1,300            64
(a)  CONMED Corp.                     1,270            42
(a)  Genesis Health Ventures, Inc.    1,000             9
(a)  Hanger Orthopedic Group, Inc.    8,900           200
     Johnson & Johnson                1,200           101
     McKesson Corp.                     800            63
     Merck & Co., Inc.                1,200           177
(a)  NBTY, Inc.                       8,600            61
     Novartis, A.G.                      21            41
     Omnicare, Inc.                   2,900           101
(a)  Renal Care Group, Inc.           2,100            61
(a)  Safeskin Corp.                   1,800            43
     Schering-Plough PLC              4,000           221
(a)  Sofamor-Danek Group, Inc.          600            73
     Suzuken Co., LTD                20,000           454
(a)  Xomed Surgical                   3,150           101
     -----------------------------------------------------
                                                    2,908
----------------------------------------------------------
TECHNOLOGY--11.4%
----------------------------------------------------------
(a)  ADC Telecommunications, Inc.    11,300           393
     AMP, Inc.                        1,570            82
     AT&T Corp.                       1,500           113
(a)  Affiliated Computer Services,
       Inc.                           4,300           194
(a)  AirTouch Communications, Inc.    1,500           108
     Alcatel Sel AG                     369            67
     BellSouth Corp.                  7,600           379
(a)  CHS Electronics, Inc.            7,800           132
     Computer Associates
       International                  3,000           128
     Computer Sciences Corp.          2,800           180
(a)  Comverse Technologies, Inc.      3,700           263
     Deutsche Telekom                 5,400           178
     Fuji Photo Film Co., Ltd         1,000            37
     GTE Corp.                        1,200            81
     Hewlett-Packard Co.                900            61
(a)  HMT Technology Corp.             1,600            21
     Hong Kong Telecommunications,
       Ltd.                          93,400           163
     Intel Corp.                      3,100           368
(a)  Learning Co., Inc.                 850            22
     Linear Technology Corp.          3,000           269
     Murata Manufacturing               200             8
(a)  Orbital Sciences Corp.           2,600           115
     Pittway Corp.                      200             7
(a)  Pomeroy Computer Resources       4,300            97
(a)  Quantum Corp.                    2,400            51
     Raytheon Co., "B"                  900            48
     Reynolds and Reynolds Co.        6,300           145
     SAP, A.G.                          100            48
(a)  Sun Microsystems                 3,700           317
(a)  Synopsys, Inc.                   2,000           109
(a)  Tech Data Corp.                  2,000            81
     Telecom Italia, SpA              2,700            23
(a)  Thermo Ecotek Corp.              3,200            34
     -----------------------------------------------------
                                                    4,322
----------------------------------------------------------
                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT         VALUE
----------------------------------------------------------
TRANSPORTATION--1.4%
----------------------------------------------------------
     Air New Zealand, Ltd., "B"     118,500       $   186
     Roadway Express, Inc.            4,700            68
     Sairgroup                          300            75
     Tranz Rail Holdings             52,000           119
     Trinity Industries                 570            22
(a)  U.S. Xpress Enterprises, "A"     3,200            48
(a)  Wisconsin Central
       Transportation Corp.           1,200            21
     -----------------------------------------------------
                                                      539
----------------------------------------------------------
 UTILITIES--8.8%
----------------------------------------------------------
     Aquarion Co.                     1,900            78
     Ameritech Corp.                  1,300            82
     Black Hills Corp.                2,600            69
     CLP Holdings, Ltd.               8,000            40
(a)  Calpine Corp.                    7,000           177
(a)  Casella Waste Systems, Inc.      2,400            89
     Central Hudson Gas & Electric      900            40
     Chugoku Electric Power             400             7
     CINergy Corp.                    3,600           124
     Columbia Energy Group              450            26
(a)  El Paso Electric Co.            10,500            92
     Empire District Electric         7,100           176
     FPL Group                        1,200            74
     FirstEnergy Corp.                2,200            72
     Hong Kong Electric Holdings,
       Ltd.                          24,500            74
     LG&E Energy Corp.               12,000           340
     Northwestern Corp.              14,800           391
(a)  Patterson Energy, Inc.          17,000            69
     Scottish & South Energy         31,800           359
     Scottish Power, PLC              2,300            24
     Shikoku Electric Power          19,300           330
     TNP Enterprises                    700            27
     Texas Utilities Co., Inc.        2,100            98
     Tohoku Electric Power Co.       19,300           342
(a)  United Utilities, PLC            7,100            99
     WPS Resources Corp.              1,700            60
     -----------------------------------------------------
                                                    3,359
     -----------------------------------------------------
     TOTAL COMMON STOCKS--78.0%
     (Cost: $26,426)                               29,707
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(b)  Repurchase agreement--
       Investors Fiduciary Trust
       Company, dated 12/31/98,
       4.00% due 1/4/99            $    240           240
     Other
     Yield--4.88%
     Due--January 1999                1,000           998
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--3.2%
     (Cost: $1,238)                                 1,238
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $34,723)                              $38,094
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

 NOTES TO KEMPER HORIZON 20+ PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $34,723,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $4,630,000, the gross unrealized depreciation was $1,259,000 and the net unrealized appreciation on investments was $3,371,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HORIZON 10+ PORTFOLIO

Portfolio of Investments at December 31, 1998

(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                     AMOUNT OR
                                      NUMBER
         GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
----------------------------------------------------------
 U.S. TREASURY SECURITIES--36.0%
----------------------------------------------------------
     Notes
                8.875%, 2000          $ 1,178     $ 1,243
     8.50%, 2000                        1,970       2,081
     6.75%, 2000                        2,245       2,304
     5.50%, 2000                        1,700       1,728
     8.00%, 2001                        1,000       1,074
     6.625%, 2001                       2,650       2,777
     6.50%, 2001                        2,960       3,083
     5.375%, 2001                       1,200       1,218
     6.25%, 2002                        3,950       4,128
     7.875%, 2004                         750         869
     -----------------------------------------------------
                                                   20,505
----------------------------------------------------------
 MORTGAGE BACKED SECURITIES--1.9%
----------------------------------------------------------
     FNMA
                6.01%, 2000               500         508
     FHLMC
                6.00%, 2006               135         135
     FHLMC
                6.50%, 2014               230         232
     GMNA
                7.00%, 2015               221         221
     -----------------------------------------------------
                                                    1,096
     -----------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--37.9%
     (Cost: $21,393)                               21,601
     -----------------------------------------------------

     COMMON STOCKS
----------------------------------------------------------
 BASIC INDUSTRIES--3.3%
----------------------------------------------------------
     AK Steel Holding Corp.             1,350shs.      32
     AMCOL International Corp.          2,625          26
     BASF, A.G.                         6,100         233
     Bayer, A.G.                        2,300          96
     Burmah Castrol                     2,200          31
     Cockerill Sambre, S.A.             3,000          14
     Crown Cork & Seal Co., Inc.          500          15
     Dow Chemical Co.                     600          55
     Eastman Chemical Co.                 200           9
     Elcor Corp.                          800          26
     FPB Holding, A.G.                  1,671         323
     Fletcher Challenge Building       56,600          87
     Henkel KGaA                          600          54
     Louisiana-Pacific Corp.            3,000          55
(a)  MAXXAM, Inc.                       7,500         430
     Millennium Chemicals, Inc.           107           2
     Nucor Corp.                        1,400          61
     Pioneer International, Ltd.       16,200          34
     Praxair, Inc.                        700          25
     Technip, S.A.                        350          33
     UPM-Kymmene, OYJ                   1,100          31
     V.F. Corp.                           600          28
     Valhi, Inc.                       13,800         157
     -----------------------------------------------------
                                                    1,857
----------------------------------------------------------
 CAPITAL GOODS--3.6%
----------------------------------------------------------
(a)  Alliant Techsystems, Inc.          2,000         165
     Albany International Corp.,
       "A"                                102           2
     Ball Corp.                         7,800         357
     Blount International, Inc.         2,180          54
     Canon, Inc.                        1,700          36
(a)  Cooper Cameron Corp.               1,500          37
     Emerson Electric Co.               1,200          73
     Flowserve Corp.                    1,440          24


 CAPITAL GOODS--CONTINUED
----------------------------------------------------------
                                      NUMBER
         GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
----------------------------------------------------------
     Gleason Corp.                      4,500     $    82
     Hillenbrand Industries, Inc.       2,200         125
     Hologic, Inc.                      1,600          19
(a)  MSC Industrial Direct Co.,
       Inc.                             1,200          27
     Mannesmann, A.G.                     850          97
     Man, A.G.                            200          59
     Minnesota Mining &
       Manufacturing Co.                  800          57
     Okuma Corp.                       17,000          89
     Pitney Bowes, Inc.                   400          26
     Scana Corp.                       10,500         339
(a)  Shaw Group, Inc.                   1,600          13
     Sony Corp.                           800          58
(a)  Superior Services, Inc.            1,100          22
     Swire Pacific, Ltd., "A"          18,500          83
(a)  Wyman-Gordon Co.                     600           6
     Xerox Corp.                        1,600         189
     -----------------------------------------------------
                                                    2,039
----------------------------------------------------------
 CONSUMER CYCLICALS--8.3%
----------------------------------------------------------
     American Greetings Corp., "A"      2,100          86
(a)  Ames Department Stores, Inc.       2,800          76
(a)  AutoZone, Inc.                     2,300          76
(a)  Best Buy Co., Inc.                   600          37
     Borg-Warner Automotive, Inc.         640          36
     Brown Group, Inc.                  2,000          35
     Burlington Coat Factory
       Warehouse Corp.                  4,500          73
     Carrefour                             81          61
(a)  Central Garden & Pet Co.           2,800          40
(a)  Consolidated Graphics              1,550         105
     Dillard's, Inc.                    3,800         108
     Douglas Holding, A.G.                200          12
(a)  Education Management Corp.         1,600          38
     Etablissements Economiques du
       Casino Guichard-Perrachon,
       S.A.                             2,700         281
(a)  Finish Line, Inc., "A"             4,400          35
(a)  Friedman's, Inc., "A"              1,985          20
(a)  Garden Ridge Corp.                 5,900          53
(a)  General Nutrition Cos.             2,000          32
(a)  Genesco, Inc.                     33,600         191
     Hartmax Corp.                     10,000          56
     Home Depot                         2,800         171
     International Flavors &
       Fragrances, Inc.                   400          18
(a)  Jones Apparel Group, Inc.          4,000          88
     Kingfisher, PLC                   17,800         193
     Longs Drug Stores, Inc.            1,300          49
(a)  Mail-Well, Inc.                    3,600          41
     May Department Stores Co.            300          18
     Maytag Corp.                       2,000         125
(a)  Men's Wearhouse, Inc.              1,950          62
     Meredith Corp.                       400          15
(a)  Mirage Resorts, Inc.              20,500         306
(a)  Neiman Marcus                      2,000          50
     Newell Companies, Inc.             2,000          83
     Nike, Inc., "B"                    3,000         122
(a)  Nine West Group, Inc.              4,000          62
(a)  OfficeMax, Inc.                   39,500         484
(a)  Pacific Sunwear of California        600          10

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                      NUMBER
                                     OF SHARES     VALUE
---------------------------------------------------------
CONSUMER CYCLICAL--CONTINUED
---------------------------------------------------------
     Penton Media, Inc.                   200     $     4
(a)  Personnel Group of America,
       Inc.                             9,500         166
     Rentokil Initial, PLC             15,248         115
     Sears, Roebuck & Co.               2,200          94
     Stewart Enterprises, Inc.          1,800          40
(a)  Sylvan Learning Systems, Inc.      7,400         226
(a)  Tower Automotive, Inc.             1,600          40
(a)  Viacom, Inc., "B"                    900          67
     W.H. Smith Group, PLC             37,600         298
     Wal-Mart Stores, Inc.              2,000         163
(a)  Wet Seal, Inc., "A"                4,700         142
(a)  Whole Foods Market, Inc.           1,000          48
     -----------------------------------------------------
                                                    4,751
----------------------------------------------------------
 CONSUMER DURABLES--1.6%
----------------------------------------------------------
     BBA Group, PLC                     6,044          37
     Excel Industries, Inc.             2,300          40
(a)  Fairchild Corp., "A"               9,700         153
     Fiat, SpA                         23,400          81
     Ford Motor Co.                     2,000         117
     Honda Motor Co., Ltd.              1,300          43
     Primex Technologies, Inc.          1,900          81
     Pulte Corp.                          900          25
     Yamaha Motor Co., LTD             48,000         310
     -----------------------------------------------------
                                                      887
----------------------------------------------------------
 CONSUMER STAPLES--4.5%
----------------------------------------------------------
(a)  American Italian Pasta Co.           900          24
     Booker, PLC                        3,400           4
     ConAgra                            6,000         189
     Farmer Brothers Co.                  300          64
     Imperial Tobacco Group, PLC       31,000         325
     Koninklijke Ahold, N.V.            4,400         163
(a)  Lone Star Steakhouse & Saloon      1,950          18
     McDonald's Corp.                   2,400         184
     Michael Foods, Inc.               14,600         438
(a)  Ocular Sciences, Inc.                500          13
     Philip Morris Cos.                 6,400         342
(a)  Ryan's Family Steak Houses,
       Inc.                            26,700         330
     SEITA                                800          50
     UST, Inc.                          6,000         209
     Universal Corp.                    5,500         193
     Wendy's International              1,800          39
     -----------------------------------------------------
                                                    2,585
----------------------------------------------------------
 ENERGY--2.8%
----------------------------------------------------------
     Ashland, Inc.                      1,200          58
     Atlantic Richfield Co.             1,100          72
     Atmos Energy Corp.                   900          29
     BG, PLC                           31,500         203
     Chevron Corp.                        400          33
     Cia Espanola de Petroleos,
       S.A.                             2,900         108
     Elf Aquitaine                      1,439         166
     Ente Nazionale Idrocarburi,
       SpA                             32,800         214
     Exxon Corp.                          900          66
(a)  Pool Energy Services Co.          26,500         287
     Repsol, S.A.                         960          51
(a)  Rowan Companies, Inc.              7,500          75
     Royal Dutch Petroleum Co.          1,534          76
     TransCanada Pipelines, Ltd.        1,100          16


 ENERGY--CONTINUED
-----------------------------------------------------------
                                      NUMBER
                                     OF SHARES     VALUE
----------------------------------------------------------
(a)  Tesoro Petroleum Corp.             1,760     $    21
(a)  UTI Energy Corp.                  20,200         146
     -----------------------------------------------------
                                                    1,621
 FINANCE--9.7%
----------------------------------------------------------
    AMBAC, Inc.                         2,000         120
     AXA-UAP, S.A.                      1,100         159
     American General Corp.             1,000          78
     Assicurazioni Generali, SpA          700          29
     Associates First Capital Corp.     1,048          44
     Bank One Corp.                     1,799          92
     Banco Popular Espanol                941          71
     BankAmerica Corp.                  3,364         202
     Bear Stearns Cos                   1,400          52
     Chase Manhattan Corp.              2,800         191
     China Resources Enterprises,
       Ltd.                            64,000         100
     Citigroup, Inc.                    3,000         149
     Commercial Federal Corp.           1,850          43
     Compass Bancshares, Inc.             900          34
     Dah Sing Financial Group          34,000          83
     Del Webb Corp.                     1,800          50
     Executive Risk, Inc.                 400          22
     Federal Home Loan Mortgage
       Corp.                            5,900         380
     Federal National Mortgage
       Association                      4,800         355
(a)  Financial Federal Corp.            3,200          79
     First Union Corp.                  1,560          95
     Fleet Financial Group, Inc.          400          18
     HSBC Holdings, PLC                 4,855         121
     Hang Seng Bank, Ltd.              19,100         171
     Hartford Financial Services        1,200          66
     Hibernia Corp.                     4,000          70
     ING Groep, N.V.                    3,287         200
(a)  Imperial Credit Industries,
       Inc.                             1,490          12
     Jefferson-Pilot Corp.                750          56
     KeyCorp                              400          13
(a)  Lasalle Partners, Inc.               500          15
     Lehman Brothers Holdings, Inc.     7,100         313
     MGIC Investment Corp.              1,400          56
     Man (ED&F) Group, PLC              5,800          34
     Merrill Lynch & Co., Inc.          1,100          73
     Mitsui Trust & Banking Co.,
       Ltd.                           130,000         148
     Morgan Stanley, Dean Witter &
       Co.                              1,000          71
     PNC Bank Corp.                       900          49
     Protective Life Insurance Co.      1,500          60
     Raymond James Financial, Inc.     17,600         372
     Resource Bancshares Mortgage
       Group, Inc.                      2,656          44
     Rouse Co.                          3,200          88
     Safeco Corp.                       1,700          73
     Sakura Bank, Ltd.                103,000         236
     St. George Bank, Ltd.             41,400         262
     Stewart Information Services
       Corp.                            2,500         145
     Texas Regional Bancshares,
       Inc.                             2,350          59
     Torchmark Corp.                    2,100          74
(a)  Waddell & Reed Financial, Inc.       514          12
     Washington Mutual, Inc.            2,184          83

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                      NUMBER
                                     OF SHARES     VALUE
----------------------------------------------------------
 FINANCE--CONTINUED
----------------------------------------------------------
     Wells Fargo Co.                    1,000     $    40
     Wing Hang Bank, Ltd.              31,500          78
     -----------------------------------------------------
                                                    5,540
----------------------------------------------------------
 HEALTH CARE--5.8%
----------------------------------------------------------
     Abbott Laboratories                2,400         118
     American Home Products Corp.       5,600         315
(a)  American Oncology Resources,
       Inc.                             8,700         127
(a)  Arterial Vascular Engineering,
       Inc.                             6,300         331
     Bristol-Myers Squibb Co.           1,700         227
     C.R. Bard, Inc.                    1,000          49
     Cardinal Health, Inc.              1,140          86
(a)  CONMED Corp.                       1,850          61
(a)  First Health Group Corp.           2,900          48
(a)  Genesis Health Ventures, Inc.      1,400          12
(a)  Hanger Orthopedic Group, Inc.      8,700         196
     McKesson Corp.                       700          55
     Merck & Co., Inc.                  1,300         192
(a)  NBTY, Inc.                        11,200          80
     Novartis, A.G.                        31          61
     Omnicare, Inc.                     2,900         101
(a)  Renal Care Group, Inc.             2,100          61
(a)  Safeskin Corp.                     1,800          43
     Schering-Plough PLC                5,000         276
(a)  Sofamor-Danek Group, Inc.            800          97
     Stryker Corp.                      3,500         193
     Suzuken Co., LTD                  21,400         486
(a)  Universal Health Services,
       Inc.                             1,100          57
(a)  Xomed Surgical Products, Inc.      1,500          48
     -----------------------------------------------------
                                                    3,320
----------------------------------------------------------
 TECHNOLOGY--9.4%
----------------------------------------------------------
(a)  ADC Telecommunications, Inc.      12,400         431
     AMP, Inc.                          1,657          86
(a)  Affiliated Computer Services       1,900          85
(a)  AirTouch Communications, Inc.      2,000         144
     Alltel Corp.                         600          36
     BCE, Inc.                          4,600         174
     BellSouth Corp.                    8,000         399
(a)  CHS Electronics, Inc.             15,500         263
     Computer Associates
       International, Inc.              2,000          85
     Computer Sciences Corp.            2,940         189
(a)  Compuware Corp.                      700          55
(a)  Comverse Technologies, Inc.          300          21
     Deutsche Telekom, A.G.             2,600          85
     Diebold, Inc.                      1,600          57
(a)  Fuji Photo Film Co., Ltd.          1,000          37
     GTE Corp.                          1,200          81
(a)  HMT Technology Corp.               2,300          30
     Hewlett-Packard Co.                  800          55
     Intel Corp.                        3,300         391
(a)  Keane, Inc.                        2,200          88
(a)  Learning Company, Inc.             1,200          31
     Linear Technology Corp.            3,300         296
(a)  Orbital Sciences Corp.             6,900         305
     Pittway Corp.                        400          13
(a)  Pomeroy Computer Resources,
       Inc.                             8,500         191
(a)  Quantum Corp.                      4,600          98


 TECHNOLOGY--CONTINUED
-----------------------------------------------------------
                                     NUMBER OF
                                     SHARES OR
                                     PRINCIPAL
                                      AMOUNT       VALUE
-----------------------------------------------------------
     Raytheon Co., "B"                    900     $    48
     Reynolds and Reynolds Co.          6,500         149
     SAP, A.G.                            200          95
     Scientific-Atlanta, Inc.           7,300         167
(a)  Sun Microsystems                   4,100         351
(a)  Synopsys, Inc.                     7,600         412
(a)  Tech Data Corp.                    2,300          93
     Telecom Italia, SpA               18,600         159
     Telecom Italia Mobile, SpA        11,420          84
(a)  VLSI Technology, Inc.              5,000          55
     -----------------------------------------------------
                                                    5,339
-----------------------------------------------------------
 TRANSPORTATION--2.8%
     Air New Zealand, Ltd., "B"       138,400         217
(a)  Atlantic Coast Airlines
       Holdings                         9,100         227
(a)  FDX Corp.                            500          44
(a)  Greyhound Lines, Inc.             47,600         283
     Jurong Shipyard, Ltd.             48,600         214
     Qantas Airways, Ltd.              19,200          39
     Roadway Express, Inc.              5,800          84
     Tranz Rail Holdings              168,100         385
     Trinity Industries, Inc.             830          32
     USFreightways Corp.                2,300          67
(a)  Wisconsin Central
       Transportation Corp.             1,700          29
     -----------------------------------------------------
                                                    1,621
-----------------------------------------------------------
 UTILITIES--6.9%
-----------------------------------------------------------
     Aquarion Co.                       8,800         361
     Ameritech Corp.                    6,200         393
     Black Hills Corp.                  2,200          58
     CLP Holdings, Ltd.                19,000          95
(a)  Casella Waste Systems, Inc.        2,100          78
     Central Hudson Gas & Electric
       Co.                              1,900          85
     Chugoku Electric Power Co.,
       Inc.                            20,200         369
     CINergy Corp.                        600          21
     Columbia Energy Group                750          43
     FPL Group, Inc.                      500          31
(a)  Jones Intercable, Inc.             2,080          74
     Kyushu Electric Power Co.         19,500         371
     LG&E Energy Corp.                 13,300         377
(a)  MCI WorldCom, Inc.                 5,500         395
     Northwestern Corp.                16,400         434
     Scottish & South Energy           33,900         383
     Scottish Power, PLC                5,600          58
     TNP Enterprises, Inc.                900          34
     Texas Utilities Co., Inc.          4,000         187
(a)  United Utilities, PLC              7,300         101
     -----------------------------------------------------
                                                    3,948
     -----------------------------------------------------
     TOTAL COMMON STOCKS--58.7%
     (Cost: $29,467)                               33,508
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--3.4%
     Yield--4.88%
     Due--January 1999
     (Cost: $1,950)                   $ 1,952       1,950
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $52,810)                              $57,059
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 NOTES TO KEMPER HORIZON 10+ PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $52,810,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $5,605,000, the gross unrealized depreciation was $1,356,000 and the net unrealized appreciation on investments was $4,249,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HORIZON 5 PORTFOLIO

Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    PRINCIPAL
                                    AMOUNT OR
                                     NUMBER
        GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
----------------------------------------------------------
 U. S. TREASURY SECURITIES--54.8%
----------------------------------------------------------
     Notes
     8.875%, 2000                    $ 1,470     $ 1,551
     8.50%, 2000                       1,750       1,869
     6.75%, 2000                       2,299       2,359
     5.875%, 2000                        340         344
     5.50%, 2000                         300         305
     8.00%, 2001                         573         615
     6.625%, 2001                      4,150       4,349
     6.50%, 2001                       1,580       1,646
     5.375%, 2001                      1,000       1,015
     6.25%, 2002                       2,800       2,927
     7.875%, 2004                        650         753
     -----------------------------------------------------
                                                  17,733
----------------------------------------------------------
 MORTGAGE BACKED SECURITIES--2.4%
----------------------------------------------------------
     FNMA
                6.01%, 2000              350         355
     FHLMC
                6.00%, 2006               86          86
     FHLMC
                6.50%, 2014              141         142
     GMNA
                7.00%, 2015              204         204
     -----------------------------------------------------
                                                     787
     -----------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--57.2%
----------------------------------------------------------
     (Cost: $18,351)                              18,520
     -----------------------------------------------------

     COMMON STOCKS
 BASIC INDUSTRIES--1.8%
----------------------------------------------------------
     AK Steel Holding Corp.              430shs.      10
     AMCOL International Corp.           960           9
     BASF, A.G.                        2,600          99
(a)  Bethlehem Steel Corp.             5,200          44
     Burmah Castrol                    1,800          26
     Crown Cork & Seal Co., Inc.         200           6
     Dow Chemical Co.                    200          18
     Eastman Chemical Co.                100           4
     Elcor Corp.                         200           6
     FPB Holding, A.G.                   595         115
     Fletcher Challenge Building      25,700          40
(a)  Genlyte Group, Inc.               1,200          23
     Kyowa Hakko Kogyp                 2,000          10
     Louisiana-Pacific Corp.           1,300          24
     Nucor Corp.                         500          22
     Praxair, Inc.                       300          11
     Taiheiyo Cement Corp.             6,000          15
     Technip, S.A.                       169          16
     Toray Industries, Inc.              500           3
     V.F. Corp.                          200           9
     Valhi, Inc.                       3,700          42
     Vulcan Materials Co.                200          26
     -----------------------------------------------------
                                                     578
----------------------------------------------------------
 CAPITAL GOODS--3.6%
----------------------------------------------------------
(a)  Alliant Techsystems, Inc.         1,800         148
     Ball Corp.                        3,200         146
     Blount International, Inc.          800          20
     Canon, Inc.                         400           9
     Columbus McKinnon Corp.           4,500          81
     CONECTIV, Inc.                    1,100          27

 CAPITAL GOODS--CONTINUED
----------------------------------------------------------
                                     NUMBER
        GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
----------------------------------------------------------
(a)  Cooper Cameron Corp.                500     $    12
     Emerson Electric Co.                500          30
     Flowserve Corp.                     519           9
(a)  Hologic, Inc.                       500           6
     Hon Industries, Inc.              5,800         139
(a)  MSC Industrial Direct Co.,
       Inc.                              400           9
     Mannesmann, A.G.                    420          48
     Man, A.G.                           100          29
     Minnesota Mining &
       Manufacturing Co.                 300          21
     Okuma Corp.                      23,000         120
     Pitney Bowes, Inc.                  200          13
     Premark International, Inc.         500          17
     Reliance Steel & Aluminum
       Co.                               700          19
(a)  SLI, Inc.                         5,600         155
     Scana Corp.                       1,100          35
(a)  Shaw Group, Inc.                    600           5
     Sony Corp.                          400          29
(a)  Superior Services, Inc.             300           6
(a)  Wyman-Gordon Co.                    200           2
     Xerox Corp.                         250          29
     -----------------------------------------------------
                                                   1,164
----------------------------------------------------------
 CONSUMER CYCLICALS--4.5%
----------------------------------------------------------
     American Greetings Corp.,
       "A"                               800          33
(a)  Ames Department Stores, Inc.      5,600         151
(a)  AutoZone, Inc.                    1,100          36
(a)  Best Buy Co., Inc.                1,600          98
     Borg-Warner Automotive, Inc.        240          13
     Brown Group, Inc.                   730          13
(a)  Budget Group, Inc.                  200           3
(a)  Chattem, Inc.                     1,900          91
     Dillard's, Inc.                   1,700          48
     Douglas Holding, A.G.               100           6
(a)  Education Management Corp.        1,000          24
(a)  Electronic Arts, Inc.             1,100          62
(a)  Finish Line, Inc., "A"            1,800          14
(a)  Friedman's, Inc., "A"               740           8
(a)  Garden Ridge Corp.                9,700          88
     International Flavors &
       Fragrances, Inc.                  200           9
(a)  Jones Apparel Group, Inc.         2,000          44
     Kingfisher, PLC                   7,800          85
     Longs Drug Stores, Inc.           2,300          86
     May Department Stores Co.           200          12
(a)  Men's Wearhouse, Inc.               750          24
     Meredith Corp.                      200           8
(a)  Mirage Resorts, Inc.              6,700         100
(a)  Neiman Marcus                     1,600          40
     Newell Companies, Inc.            1,300          54
(a)  Nine West Group, Inc.             2,000          31
(a)  Pacific Sunwear of
       California                        450           7
     Penton Media, Inc.                  100           2
     Rentokil Initial, PLC             3,200          24
     Sears, Roebuck & Co.              1,000          42
(a)  Sylvan Learning Systems,
       Inc.                            2,200          67
(a)  Tower Automotive, Inc.            1,000          25
(a)  Viacom, Inc., "B"                   200          15

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
 CONSUMER CYCLICALS--CONTINUED
----------------------------------------------------------
     Wal-Mart Stores, Inc.             1,000     $    81
(a)  Wet Seal, Inc., "A"               1,000          30
     -----------------------------------------------------
                                                   1,474
----------------------------------------------------------
 CONSUMER DURABLES--1.0%
----------------------------------------------------------
     Coachmen Industries, Inc.         1,000          26
(a)  Ducommun, Inc.                      900          12
(a)  Fairchild Corp., "A"              3,600          57
     Ford Motor Co.                      900          53
     Honda Motor Co., Ltd.               600          20
     Primex Technologies, Inc.         3,400         144
     -----------------------------------------------------
                                                     312
----------------------------------------------------------
 CONSUMER STAPLES--3.2%
----------------------------------------------------------
(a)  American Italian Pasta Co.          600          16
     Booker, PLC                       1,500           2
     ConAgra                           2,500          79
     Farmer Brothers Co.                 200          43
     Imperial Tobacco Group, PLC      12,300         129
     Koninklijke Ahold, N.V.             988          37
(a)  Lone Star Steakhouse &
       Saloon                            705           6
     McDonald's Corp.                  1,100          84
     Michael Foods, Inc.               1,000          30
(a)  Ocular Sciences, Inc.               100           3
     Philip Morris Cos.                2,500         134
(a)  Ryan's Family Steak Houses,
       Inc.                           10,600         131
     SEITA                             2,400         150
     Universal Corp.                   2,900         102
     UST, Inc.                         2,000          70
     Wendy's International               800          17
     -----------------------------------------------------
                                                   1,033
----------------------------------------------------------
 ENERGY--1.3%
----------------------------------------------------------
     Atlantic Richfield Co.              500          33
     Atmos Energy Corp.                  320          10
     BG, PLC                           6,200          40
     Chevron Corp.                       300          25
     Elf Aquitaine                       763          88
     Ente Nazionale Idrocarburi,
       SpA                            18,400         120
     Exxon Corp.                         500          37
     Repsol, S.A.                        390          21
     Royal Dutch Petroleum Co.           636          32
(a)  Tesoro Petroleum Corp.              650           8
     -----------------------------------------------------
                                                     414
----------------------------------------------------------
 FINANCE--8.2%
----------------------------------------------------------
     A.G. Edwards, Inc.                4,300         160
     AXA-UAP, S.A.                       515          75
     Allmerica Financial Corp.         1,100          64
     American General Corp.              300          23
     Associates First Capital
       Corp.                             470          20
     Banc One Corp.                      653          33
     Banco Popular Espanol               170          13
     BankAmerica Corp.                 1,113          67
     Banque Nationale de Paris,
       S.A.                            1,900         156
     Bear Stearns Cos.                   400          15
     Chase Manhattan Corp.             1,300          88
     China Resources Enterprises,
       Ltd.                           23,000          36
     Citigroup, Inc.                   1,300          64
     Commercial Federal Corp.            700          16

 FINANCE--CONTINUED
----------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
     Compass Bancshares, Inc.            320     $    12
     Dah Sing Financial Group         12,000          29
     Del Webb Corp.                      650          18
     Executive Risk, Inc.                200          11
     Federal National Mortgage
       Association                     1,900         141
(a)  Financial Federal Corp.           2,100          52
     First Union Corp.                   620          38
     HSBC Holdings, PLC                  814          20
     Hang Seng Bank, Ltd.             12,800         114
     Hartford Financial Services         600          33
     Hibernia Corp.                    1,500          26
     ING Groep, N.V.                   2,051         125
     Jefferson-Pilot Corp.               375          28
     KeyCorp                             400          13
(a)  Lasalle Partners, Inc.              300           9
     MGIC Investment Corp.               500          20
     Man (ED&F) Group, PLC             1,300           8
     Merrill Lynch & Co., Inc.         1,900         127
     Mitsui Trust & Banking Co.,
       Ltd.                           69,000          79
     Morgan Stanley, Dean Witter
       & Co.                             500          35
     NAC Re Corp.                        200           9
     PNC Bank Corp.                      500          27
     Progressive Corp.                   400          68
     Protective Life Insurance
       Co.                               600          24
     Provident Financial Group           600          23
     Raymond James Financial,
       Inc.                            6,800         144
     Resource Bancshares Mortgage
       Group, Inc.                       945          16
     Rouse Co.                         1,400          38
     SLM Holding Corp.                   300          14
     Safeco Corp.                      1,000          43
     St. George Bank, Ltd.            21,500         136
     Stewart Information Services Corp.    2,200     128
     Texas Regional Bancshares,
       Inc.                            1,650          41
     Torchmark Corp.                     700          25
     20th Century Industries           1,200          28
(a)  Waddell & Reed Financial,
       Inc.                              171           4
     Wing Hang Bank, Ltd.             54,000         135
     -----------------------------------------------------
                                                   2,671
----------------------------------------------------------
 HEALTH CARE--4.3%
----------------------------------------------------------
     Abbott Laboratories               1,200          59
     American Home Products Corp.      2,000         113
(a)  Amgen, Inc.                         500          52
(a)  Arterial Vascular Engineering, Inc.      500      26
(a)  Bio-Rad Laboratories, Inc.,
       "A"                             1,000          21
     Bristol-Myers Squibb Co.            300          40
     C.R. Bard, Inc.                     300          15
(a)  CONMED Corp.                        685          23
(a)  First Health Group Corp.          1,000          17
(a)  Genesis Health Ventures,
       Inc.                              500           4
(a)  Hanger Orthopedic Group,
       Inc.                            4,600         104
(a)  Lincare Holdings, Inc.              800          32
     McKesson Corp.                      500          40
     Merck & Co., Inc.                   500          74
(a)  NBTY, Inc.                        6,600          47
     Novartis, A.G.                       14          28
     Omnicare, Inc.                    1,700          59
(a)  Renal Care Group, Inc.            1,200          35
(a)  Safeskin Corp.                    1,000          24

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
 HEALTH CARE--CONTINUED
----------------------------------------------------------
     Schering-Plough PLC               1,400     $    77
     Shinonogi                         3,000          22
(a)  Sofamor-Danek Group, Inc.           300          37
     Stryker Corp.                       400          22
     Suzuken Co., LTD                  8,500         193
(a)  Trigon Healthcare, Inc.           1,000          37
(a)  Universal Health Services,
       Inc.                            2,700         140
(a)  Xomed Surgical Products,
       Inc.                            1,350          43
     -----------------------------------------------------
                                                   1,384
----------------------------------------------------------
 TECHNOLOGY--6.9%
----------------------------------------------------------
(a)  ADC Telecommunications, Inc.      4,700         163
     AMP Inc.                            698          36
     AT&T Corp.                          900          68
(a)  Affiliated Computer Services      3,800         171
     Alltel Corp.                      2,300         138
     BellSouth Corp.                     800          40
(a)  CHS Electronics, Inc.             2,800          47
     Computer Associates
       International, Inc.             1,000          43
     Computer Sciences Corp.           1,400          90
(a)  Compuware Corp.                     200          16
(a)  Comverse Technologies, Inc.         200          14
     Deutsche Telekom, A.G.            1,300          43
(a)  Fuji Photo Film Co., Ltd.         2,000          74
     GTE Corp.                           600          40
(a)  HMT Technology Corp.                800          10
     Hewlett-Packard Co.                 300          20
     Intel Corp.                       1,300         154
(a)  Learning Company, Inc.              470          12
     Linear Technology Corp.           1,600         143
     Murata Manufacturing Co.,
       Ltd.                              700          29
(a)  Orbital Sciences Corp.            1,300          58
     Pittway Corp.                       200           7
(a)  Pomeroy Computer Resources,
       Inc.                            2,500          56
(a)  Quantum Corp.                     1,400          30
     Raytheon Co., "B"                   400          21
     Reynolds & Reynolds Co.           3,100          71
     SAP, A.G.                           200          95
     Scientific-Atlanta, Inc.            600          14
(a)  Sun Microsystems                  2,000         171
(a)  Synopsys, Inc.                    2,800         152
(a)  Tech Data Corp.                   1,500          60
     Telecom Italia, SpA              13,000         111
(a)  Veritas DGC, Inc.                 2,900          38
     -----------------------------------------------------
                                                   2,235
----------------------------------------------------------
----------------------------------------------------------
                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT       VALUE
----------------------------------------------------------
 TRANSPORTATION--1.3%
----------------------------------------------------------
(a)  AMR Corp.                           600     $    36
     Air New Zealand, Ltd., "B"       39,500          62
(a)  Atlantic Coast Airlines
       Holdings                        3,000          75
(a)  FDX Corp.                           200          18
(a)  Greyhound Lines, Inc.            18,800         112
     Jurong Shipyard, Ltd.             4,000          18
     Roadway Express, Inc.             2,000          29
     Tranz Rail Holdings              17,300          40
     Trinity Industries, Inc.            290          11
(a)  Wisconsin Central
       Transportation Corp.              600          10
     -----------------------------------------------------
                                                     411
----------------------------------------------------------
 UTILITIES--3.6%
----------------------------------------------------------
     Aquarion Co.                      1,000          41
     Black Hills Corp.                   700          18
(a)  Casella Waste Systems, Inc.         800          30
     Central Hudson Gas &
       Electric Co.                      900          40
     Chugoku Electric Power Co.,
       Inc.                            8,000         146
     CINergy Corp.                       700          24
     Columbia Energy Group               150           9
     DTE Energy Co.                      300          13
     FPL Group, Inc.                     600          37
     Kyushu Electric Power Co.         7,700         147
     LG&E Energy Corp.                 2,600          74
     New England Electric System       1,600          77
     Northwestern Corp.                3,100          82
     OGE Energy Corp.                    700          20
     Scottish & South Energy          13,700         155
     TNP Enterprises, Inc.               300          11
     Texas Utilities Co., Inc.         1,000          47
(a)  United Utilities, PLC             3,200          44
     WPS Resources Corp.                 700          25
     Western Resources, Inc.           1,700          57
     Yorkshire Water, PLC              7,100          65
     -----------------------------------------------------
                                                   1,162
     -----------------------------------------------------
     TOTAL COMMON STOCKS--39.7%
     (Cost: $11,288)                              12,838
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--3.1%
     Yield--4.88%
     Due--January 1999
     (Cost: $998)                    $ 1,000         998
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $30,637)                             $32,356
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
NOTES TO KEMPER HORIZON 5 PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $30,637,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $2,167,000, the gross unrealized depreciation was $448,000 and the net unrealized appreciation on investments was $1,719,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER BLUE CHIP PORTFOLIO

Portfolio of Investments at December 31, 1998
 (DOLLARS IN THOUSANDS)

--------------------------------------------------------
                                    NUMBER OF
             COMMON STOCKS           SHARES      VALUE
----------------------------------------------------------
 COMMUNICATIONS--7.2%
----------------------------------------------------------
     AT&T Corp.                      15,000     $ 1,129
     Ameritech Corp.                 13,000         824
     Bell Atlantic Corp.             18,500       1,051
     Frontier Corp.                  21,600         734
(a)  MCI WorldCom, Inc.               7,000         502
     SBC Communications, Inc.        13,800         740
     US West, Inc.                   10,000         646
     -----------------------------------------------------
                                                  5,626
----------------------------------------------------------
 CONSUMER DISCRETIONARY--4.9%
----------------------------------------------------------
(a)  Consolidated Stores Corp.       11,300         228
     Home Depot                      14,500         887
     May Department Stores           18,000       1,087
(a)  Mirage Resorts, Inc.            28,000         418
     Newell Cos., Inc.               14,000         578
     Wal-Mart Stores, Inc.            8,000         652
     -----------------------------------------------------
                                                  3,850
----------------------------------------------------------
 CONSUMER STAPLES--9.3%
----------------------------------------------------------
(a)  Albertson's, Inc.               19,000       1,210
     Coca-Cola Co.                    9,000         602
     ConAgra, Inc.                   31,700         999
     Dial Corp.                      30,700         886
     H.J. Heinz Co.                  15,300         866
     McCormick & Company, Inc.       28,000         947
     PepsiCo, Inc.                   20,000         819
     Procter & Gamble Co.            10,000         913
     -----------------------------------------------------
                                                  7,242
----------------------------------------------------------
 DURABLES--1.3%
----------------------------------------------------------
     Federal-Mogul Corp.              5,000         298
     Stanley Works                   15,900         441
     Sundstrand Corp.                 6,000         311
     -----------------------------------------------------
                                                  1,050
----------------------------------------------------------
 ENERGY--5.4%
----------------------------------------------------------
     Chevron Corp.                   10,800         896
     Conoco Inc., "A"                16,300         340
     Exxon Corp.                      8,100         592
     Mobil Corp.                      8,900         775
     Royal Dutch Petroleum Co.       16,000         766
     Texaco, Inc.                     8,500         449
     Unocal Corp.                    13,000         379
     -----------------------------------------------------
                                                  4,197
----------------------------------------------------------
 FINANCE--13.1%
----------------------------------------------------------
     American Express Co.             5,100         521
     American International Group,
       Inc.                          10,500       1,015
     BankAmerica Corp.               12,316         741
     BankBoston Corp.                14,000         545
     CIGNA Corp.                      9,400         727
     Chase Manhattan Corp.            6,600         449

                                    NUMBER OF
                                     SHARES      VALUE
----------------------------------------------------------
 FINANCE--CONTINUED
----------------------------------------------------------
     Citigroup, Inc.                 13,500     $   668
     Compass Bancshares, Inc.        14,300         544
     Federal National Mortgage
       Association                    6,000         444
     First Security Corp.            24,000         561
     First Tennessee National
       Corp.                         10,000         381
     General Growth Properties,
       Inc.                           2,200          83
     Household International         28,799       1,141
     Jefferson-Pilot Corp.           10,350         776
     Lincoln National Corp.           7,000         573
     MGIC Investment Corp.            9,700         386
     UNUM Life Insurance Company
       of America                    12,000         701
     -----------------------------------------------------
                                                 10,256
----------------------------------------------------------
 HEALTH CARE--13.2%
----------------------------------------------------------
     Abbott Laboratories             20,000         980
     American Home Products Corp.    13,800         777
     Baxter International, Inc.      10,000         643
     Becton, Dickinson & Co.         24,000       1,025
     Bristol-Myers Squibb Co.         9,500       1,271
     Eli Lilly & Co.                 15,000       1,333
     Glaxo Wellcome, PLC              8,000         556
     Pfizer, Inc.                     6,500         815
     Schering-Plough PLC             16,000         884
     SmithKline Beecham Group, PLC   14,000         973
(a)  Sofamor-Danek Group, Inc.        9,000       1,096
     -----------------------------------------------------
                                                 10,353
----------------------------------------------------------
 MANUFACTURING--3.1%
----------------------------------------------------------
     Corning, Inc.                   12,000         540
     Emerson Electric Co.            14,600         883
     General Electric Co.             4,600         469
     Textron, Inc.                    7,100         539
     -----------------------------------------------------
                                                  2,431
----------------------------------------------------------
 MEDIA--6.1%
----------------------------------------------------------
     CBS Corp.                       27,600         904
(a)  Infinity Broadcasting Corp.     13,900         381
(a)  Jacor Communications, Inc.,
       "A"                            9,500         612
(a)  Tele-Comm Liberty Media
       Group, "A"                    16,000         737
     Time Warner, Inc.               13,400         832
     Tribune Co.                      5,000         330
(a)  Univision Communication, Inc.   12,600         456
     Young & Rubicam, Inc.           16,300         528
     -----------------------------------------------------
                                                  4,780
----------------------------------------------------------
 SERVICE INDUSTRIES--.6%
----------------------------------------------------------
     R.R. Donnelley & Sons Co.       10,300         451
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

FINANCE--CONTINUED

-------------------------------------------------------
                                    NUMBER OF
                                     SHARES      VALUE
---------------------------------------------------------
 TECHNOLOGY--18.0%
---------------------------------------------------------
     AMP, Inc.                       15,723     $   819
(a)  Applied Materials, Inc.         11,000         470
(a)  Cisco Systems, Inc.              9,725         903
     Compaq Computer Corp.           24,400       1,023
     Hewlett-Packard Co.             15,900       1,086
     International Business
       Machines Corp.                 7,000       1,293
(a)  Intuit                          10,000         725
     Motorola, Inc.                  23,800       1,453
(a)  Oracle Systems Corp.            30,000       1,294
     Raytheon Co., "A"               19,243         995
(a)  Seagate Technology, Inc.        23,000         696
(a)  Sun Microsystems                 9,800         839
     Texas Instruments, Inc.         11,700       1,001
     Xerox Corp.                      6,300         743
(a)  Xilinx, Inc.                    12,000         782
     -----------------------------------------------------
                                                 14,122
---------------------------------------------------------
 TRANSPORTATION--2.7%
---------------------------------------------------------
     CSX Corp.                       15,000         623
     Canadian National Railway       11,000         573
     Norfolk Southern Corp.          30,000         951
     -----------------------------------------------------
                                                  2,147
-------------------------------------------------------

-------------------------------------------------------
                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT      VALUE
---------------------------------------------------------
 UTILITIES--.8%
---------------------------------------------------------
     Cincinnati Bell, Inc.           17,200     $   650
     -----------------------------------------------------
     TOTAL COMMON STOCKS--85.7%
     (Cost: $58,093)                             67,155
     -----------------------------------------------------
     PREFERRED STOCKS
     CVS Corp., convertible           5,000         495
     Federal Mogul Corp.              2,000         130
     Monsanto Co., convertible        8,200         402
     Newell Cos.                      3,000         159
     -----------------------------------------------------
     TOTAL PREFERRED STOCKS--1.5%
     (Cost: $942)                                 1,186
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--4.88% and 5.00%
     Due--January 1999
     Federal Home Loan Bank          $9,000       8,993
     General Motors Acceptance
       Corp.                          1,000         998
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--12.8%
     (Cost: $9,991)                               9,991
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $69,026)                            $78,332
     -----------------------------------------------------

---------------------------------------------------------
 NOTES TO KEMPER BLUE CHIP PORTFOLIO OF INVESTMENTS
---------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $69,026,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $10,508,000, the gross unrealized depreciation was $1,202,000 and the net unrealized appreciation on investments was $9,306,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GLOBAL INCOME PORTFOLIO

Portfolio of Investments at December 31, 1998
(IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                                      U.S. DOLLAR
CURRENCY                                ISSUER                                            PRINCIPAL      VALUE
---------------------------------------------------------------------------------------------------------------------

    U.S. DOLLAR--37.2%                  Asian Development Bank
                                          6.25%, 2005                                           145      $  152
                                        Kingdom of Spain
                                          5.88%, 2008                                           200         208
                                        Province of British Columbia
                                          7.13%, 2007                                           200         225
                                        U.S. Treasury Bond
                                          7.50%, 2024                                           175         227
                                        U.S. Treasury Note
                                          6.38%, 2000                                           331         337
                                          5.75%, 2003                                           350         366
                                          5.88%, 2005                                           300         320
                                        ---------------------------------------------------------------------------
                                                                                                          1,835
-------------------------------------------------------------------------------------------------------------------
    EUROPEAN CURRENCY                   French Treasury
    UNIT--16.5%                           4.50%, 2002                                           115         140
                                          7.50%, 2005                                           170         242
                                        Kingdom of Spain
                                          5.15%, 2009                                           170         211
                                        Republic of Portugal
                                          6.00%, 2004                                           170         220
                                        ---------------------------------------------------------------------------
                                                                                                            813
-------------------------------------------------------------------------------------------------------------------
    ITALIAN LIRA--15.6%                 Italian Treasury
                                          8.50%, 2004                                       845,000         627
                                          5.00%, 2008                                       220,000         144
                                             ----------------------------------------------------------------------
                                                                                                            771
-------------------------------------------------------------------------------------------------------------------
    CANADIAN DOLLAR--10.0%              Government of Canada
                                          4.50%, 2001                                           300         195
                                          5.50%, 2009                                           440         301
                                        ---------------------------------------------------------------------------
                                                                                                            496
-------------------------------------------------------------------------------------------------------------------
    NEW ZEALAND DOLLAR--4.8%            Government of New Zealand
                                          8.00%, 2004                                           250         147
                                          7.00%, 2009                                           150          88
                                        ---------------------------------------------------------------------------
                                                                                                            235
-------------------------------------------------------------------------------------------------------------------
    JAPANESE YEN--4.5%                  Asian Development Bank
                                          5.00%, 2003                                         8,000          81
                                        European Investment Bank
                                          3.00%, 2006                                        15,000         143
                                        ---------------------------------------------------------------------------
                                                                                                            224
-------------------------------------------------------------------------------------------------------------------
    SPANISH PESETA--4.1%                Kingdom of Spain
                                          4.50%, 2004                                        28,000         203
-------------------------------------------------------------------------------------------------------------------
    SWEDISH KRONA--2.9%                 Kingdom of Sweden
                                          5.00%, 2004                                         1,100         143
                                        ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-------------------------------------------------------------------------------------------------------------------------
                                                                                                             U.S. DOLLAR
CURRENCY                                     ISSUER                                               PRINCIPAL      VALUE
-------------------------------------------------------------------------------------------------------------------------
    GREEK DRACHMA--1.9%                      Republic of Greece
                                               8.90%, 2003                                          25,000      $   94
                                             ----------------------------------------------------------------------------
                                             TOTAL BONDS--97.5%
                                             (Cost: $4,715)                                                    4,814
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    REPURCHASE                               Investors Fiduciary Trust Company, dated
(a) AGREEMENT--2.5%                            12/31/98, 4.00%, due 1/4/99
                                             (Cost: $121)                                            121         121
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost: $4,836)                                                   $4,935
                                             ----------------------------------------------------------------------------

 NOTES TO KEMPER GLOBAL INCOME PORTFOLIO OF INVESTMENTS

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the portfolio so that its market value exceeds the carrying value of the repurchase agreement.

The portfolio is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $4,836,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $108,000, the gross unrealized depreciation was $9,000 and the net unrealized appreciation on investments was $99,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER-DREMAN HIGH RETURN
EQUITY PORTFOLIO

Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)


                                    NUMBER OF
             COMMON STOCKS           SHARES      VALUE
-------------------------------------------------------
 BANKS--22.0%
-------------------------------------------------------
     Banc One Corp.                   52,605    $ 2,686
     Bank of New York Co., Inc.        7,600        306
     BankAmerica Corp.                28,386      1,707
     BankBoston Corp.                  7,940        309
     Bankers Trust New York Corp.      8,100        692
     Citigroup, Inc.                  20,837      1,032
     Crestar Financial Corp.           5,200        374
     First Union Corp.                17,071      1,038
     Fleet Financial Group, Inc.      34,040      1,521
     J.P. Morgan & Co., Inc.           1,800        189
     KeyCorp                          33,505      1,072
     National Bank of Canada           5,600         91
     PNC Bank Corp.                   24,339      1,317
     Republic New York Corp.          14,984        683
     Summit Bancorp                    1,300         57
     --------------------------------------------------
                                                 13,074
-------------------------------------------------------
 BASIC MATERIALS--1.7%
-------------------------------------------------------
     Hanson PLC, ADR                   8,900        347
     Universal Corp.                  19,450        683
     --------------------------------------------------
                                                  1,030
-------------------------------------------------------
 CONSUMER DISCRETIONARY--3.0%
-------------------------------------------------------
(a)  Fruit of the Loom, Inc. "A"      38,445        531
     Dayton Hudson Corp.               3,600        195
     Dillard's, Inc.                   1,400         40
(a)  Toys "R" Us, Inc.                54,540        920
     V.F. Corp.                        1,400         66
     --------------------------------------------------
                                                  1,752
-------------------------------------------------------
 CONSUMER FINANCE--1.5%
-------------------------------------------------------
     Associates First Capital
       Corp.                           2,940        125
     Capital One Financial Corp.       6,410        737
     --------------------------------------------------
                                                    862
-------------------------------------------------------
 CONSUMER STAPLES --17.3%
-------------------------------------------------------
     Imperial Tobacco Group ADR       11,100        234
     Philip Morris Cos.               93,910      5,024
     RJR Nabisco Holdings Corp.       81,210      2,411
     UST, Inc.                        74,510      2,598
     --------------------------------------------------
                                                 10,267
-------------------------------------------------------
 ENERGY--13.6%
-------------------------------------------------------
     AMOCO Corp.                      42,700      2,578
     Atlantic Richfield Co.           37,438      2,443
(a)  Conoco, Inc. "A"                  4,200         88
     Diamond Offshore Drilling,
       Inc.                           11,600        275
     ENSCO International, Inc.        25,100        268
(a)  Global Marine, Inc.              19,500        179
(a)  Noble Drilling Corp.             20,200        261
     Texaco, Inc.                     26,705      1,412
     Tidewater, Inc.                  10,690        248
     Transocean Offshore, Inc.        11,800        317
     --------------------------------------------------
                                                  8,069


                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT      VALUE
-------------------------------------------------------
 FINANCIAL SERVICES--10.2%
-------------------------------------------------------
     American General Corp.            1,000    $    78
     American International Group,
       Inc.                            3,500        338
     Bear Stearns Cos.                 3,300        123
     Federal Home Loan Mortgage
       Corp.                          32,241      2,078
     Federal National Mortgage
       Association                    33,073      2,447
     Lehman Brothers Holdings,
       Inc.                            3,800        167
     Merrill Lynch & Co., Inc.         3,600        240
     Ohio Casualty Corp.               3,900        160
     Safeco Corp.                      2,500        107
     St. Paul Companies, Inc.          7,700        268
     Wells Fargo Co.                   1,000         40
     --------------------------------------------------
                                                  6,046
-------------------------------------------------------
 HEALTH CARE--4.4%
-------------------------------------------------------
     Columbia/HCA Healthcare Corp.    25,800        639
(a)  Humana, Inc.                     85,000      1,514
(a)  Tenet Healthcare Corp.           18,005        473
     --------------------------------------------------
                                                  2,626
-------------------------------------------------------
 UTILITIES--1.6%
-------------------------------------------------------
     Columbia Energy Group            16,590        958
     --------------------------------------------------
-------------------------------------------------------
 OTHER--1.7%
-------------------------------------------------------
     Philips Electronics N.V.          7,617        516
     Xerox Corp.                       4,267        504
     --------------------------------------------------
                                                  1,020
     --------------------------------------------------
     TOTAL COMMON STOCKS--77.0%
     (Cost: $43,502)                             45,704
     --------------------------------------------------
(b)  MONEY MARKET INSTRUMENTS
(c)  Repurchase agreement--State
       Street Bank and Trust
       Company, dated 12/31/98,
       4.85%, due 1/4/99             $ 1,951      1,951
     --------------------------------------------------
     Other
       Yield--3.45% to 5.41%
       Due--January 1999
     American Honda Financial            999        999
     Export Development Corp.          1,999      1,999
     Goldman Sachs Group, L.P.           999        999
     Sigma Finance                     1,947      1,947
     U.S. Treasury Bills                 999        999
     Windmill Funding Corp.            1,992      1,992
     Misc.                             2,744      2,744
     --------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--23.0%
     (Cost: $13,630)                             13,630
     --------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO -- 100%
     (Cost: $57,132)                            $59,334
     --------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 NOTES TO KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) The portfolio has entered into exchange traded S&P 500 index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $9,296,000 of money market instruments. As a result, approximately 93% of the portfolio's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

(c) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the portfolio so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $57,132,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $3,554,000, the gross unrealized depreciation was $1,352,000 and the net unrealized appreciation on investments was $2,202,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER-DREMAN FINANCIAL
SERVICES PORTFOLIO
Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)


                                      NUMBER OF
              COMMON STOCKS            SHARES      VALUE
----------------------------------------------------------
 BANKS--54.6%
----------------------------------------------------------
     BancWest Corp.                      1,700    $    81
     Bank One Corp.                     14,902        761
     BankAmerica Corp.                  16,373        984
     BankBoston Corp.                    3,000        117
     Bankers Trust New York Co.          1,500        128
     Chase Manhattan Corp.               8,900        606
     Citigroup, Inc.                    23,300      1,153
     Colonial BancGroup, Inc.            3,600         43
     Corus Bankshares, Inc.              1,500         48
     First Union Corp.                  11,700        711
     Fleet Financial Group, Inc.        12,275        548
     Golden West Financial Corp.           700         64
     J.P. Morgan & Co., Inc.             2,100        221
     KeyCorp                            15,900        509
     Mellon Bank Corp.                   2,800        192
     National Bank of Canada             7,700        125
     North Fork Bancorporation, Inc.       700         17
     PNC Bank Corp.                     10,100        547
     People's Heritage Financial
       Group, Inc.                       2,400         48
     Popular, Inc.                       2,800         95
     Provident Financial Group           1,300         49
     Republic New York Corp.             7,300        333
     Summit Bancorp                      3,500        153
     SunTrust Banks, Inc.                3,500        268
     Washington Federal, Inc.            1,300         35
     Washington Mutual, Inc.             3,870        148
     Wells Fargo Co.                    13,400        535
     -----------------------------------------------------
                                                    8,519
----------------------------------------------------------
 CONSUMER FINANCE--5.2%
----------------------------------------------------------
     American Express Co.                4,800        491
     Associates First Capital Corp.        200          9
     Household International             3,600        143
     SLM Holding Corp.                   3,500        168
     -----------------------------------------------------
                                                      811
----------------------------------------------------------
 CONSUMER STAPLES--.4%
----------------------------------------------------------
     Universal Corp.                     1,600         56
----------------------------------------------------------
 INSURANCE--18.2%
----------------------------------------------------------
     Allstate Corp.                      9,205        355
     American International Group,
       Inc.                             11,370      1,099
     Chubb Corp.                         2,400        156
     Cigna Corp.                         2,000        155


 INSURANCE--CONTINUED

                                      NUMBER OF
                                      SHARES OR
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
     Jefferson-Pilot Corp.               1,000    $    75
     Lincoln National Corp.              1,300        106
     Marsh & McLennan
       Companies, Inc.                   2,450        143
     Ohio Casualty Corp.                 4,800        197
     Safeco Corp.                        3,700        159
     St. Paul Companies, Inc.            6,300        219
     Torchmark Corp.                     2,400         85
     Transamerica Corp.                    800         92
     -----------------------------------------------------
                                                    2,841
----------------------------------------------------------
 SERVICE INDUSTRIES--3.9%
----------------------------------------------------------
     Bear Stearns Cos.                   2,000         75
     Lehman Brothers Holdings, Inc.      1,668         74
     Merrill Lynch & Co., Inc.           4,800        320
     Raymond James Financial, Inc.       1,205         25
     T. Rowe Price & Associates,
       Inc.                              3,000        103
     Waddell & Reed Financial, Inc. "A"     91          2
  (a)Waddell & Reed
       Financial, Inc. "B"                 391          9
     -----------------------------------------------------
                                                      608
----------------------------------------------------------
 OTHER FINANCIAL SERVICES COMPANIES--12.1%
----------------------------------------------------------
     Federal Home Loan Mortgage
       Corp.                            11,420        736
     Federal National Mortgage
       Association                      15,640      1,157
     -----------------------------------------------------
                                                    1,893
     -----------------------------------------------------
     TOTAL COMMON STOCKS--94.4%
     (Cost: $14,423)                               14,728
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
  (b)Repurchase agreement--State
      Street Bank and Trust Company,
     dated 12/31/98, 4.85%, due
       1/4/99                          $   619        619
     Other
     Yield--4.63%
     Due--January 1999                     250        250
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--5.6%
     (Cost: $869)                                 $   869
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $15,292)                              $15,597
     -----------------------------------------------------

 NOTES TO KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the portfolio so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $15,292,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $815,000, the gross unrealized depreciation was $510,000 and the net unrealized appreciation on investments was $305,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GLOBAL BLUE CHIP PORTFOLIO
Portfolio of Investments at December 31, 1998
(DOLLARS IN THOUSANDS)


                                     PRINCIPAL
                                     AMOUNT OR
                                     NUMBER OF
                                      SHARES     VALUE
----------------------------------------------------------
 UNITED KINGDOM--.7%
----------------------------------------------------------
     United Kingdom Treasury Bond,
       8.50%, 7/16/07                 $   13     $   28
     -----------------------------------------------------

----------------------------------------------------------
 UNITED STATES--6.5%
----------------------------------------------------------
     U.S. Treasury Bond,
       6.375%, 8/15/27                   210        242
     -----------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--7.2%
     (Cost: $272)                                   270
     -----------------------------------------------------

----------------------------------------------------------
     COMMON STOCKS
 ARGENTINA--1.0%
----------------------------------------------------------
     YPF, S.A.                         1,400shs.     39
       PETROLEUM COMPANY
     -----------------------------------------------------

----------------------------------------------------------
 AUSTRALIA--2.8%
----------------------------------------------------------
  (a)Cable & Wireless Optus, Ltd.      1,837         39
       PROVIDER OF COMMUNICATION
       AND TELECOMMUNICATION
       SERVICES
     Foster's Brewing Group, Ltd.     12,700         34
       LEADING BREWERY
     Normandy Mining, Ltd.            13,200         12
       MINING AND OIL ENTERPRISES
     Woodside Petroleum Ltd.           4,400         20
       MAJOR OIL AND GAS PRODUCER
     -----------------------------------------------------
                                                    105
----------------------------------------------------------
 BRAZIL--1.6%
----------------------------------------------------------
     Aracruz Celulose, S.A.            1,600         13
       PRODUCER OF EUCALYPTUS KRAFT
       PULP
     Companhia Vole de Rio Doce        1,600         20
       MINING, RAIL TRANSPORTATION,
       AND MINERAL SALES IN IRON
       ORE, ALUMINUM, MANGANESE,
       TITANIUM, GOLD AND COPPER
  (a)Embratel Participacoes, S.A.      2,000         28
       PROVIDER OF LONG-DISTANCE
       TELECOMMUNICATION SERVICES
     -----------------------------------------------------
                                                     61
----------------------------------------------------------
 CANADA--5.5%
----------------------------------------------------------
     Alberta Energy Co.                1,800         39
       OIL AND GAS PRODUCER
     BCE, Inc.                         1,100         42
       TELECOMMUNICATION SERVICES
     Barrick Gold Corp.                1,700         33
       GOLD EXPLORATION AND
       PRODUCTION IN NORTH AND
       SOUTH AMERICA
     Canadian National Railway         1,100         57
       RAILROAD OPERATOR


 CANADA--CONTINUED

                                      NUMBER
                                     OF SHARES   VALUE
                                      SHARES     VALUE
----------------------------------------------------------
     Molson Cos., Ltd., "A"            2,500     $   36
       BREWERY
     -----------------------------------------------------
                                                    207
----------------------------------------------------------
 CHILE--.4%
----------------------------------------------------------
     Sociedad Quimios y Minera de
     Chile, S.A.                         500         17
       PRODUCER OF FERTILIZER,
       IODINE AND INDUSTRIAL
       CHEMICALS
     -----------------------------------------------------

----------------------------------------------------------
 DENMARK--1.0%
----------------------------------------------------------
     Unidanmark, A.S., "A"               400         36
       BANK HOLDING COMPANY
     -----------------------------------------------------

----------------------------------------------------------
 FRANCE--1.9%
----------------------------------------------------------
     AXA-UAP, S.A.                       392         57
       INSURANCE GROUP PROVIDING
       INSURANCE, FINANCE AND REAL
       ESTATE SERVICES
     Canal Plus                           51         14
       LEADING PAY TELEVISION
       NETWORK
     -----------------------------------------------------
                                                     71
----------------------------------------------------------

----------------------------------------------------------
 GERMANY--12.0%
----------------------------------------------------------
     Allianz, A.G.                       150         55
       MULTI-LINE INSURANCE COMPANY
     BASF, A.G.                          974         37
       LEADING INTERNATIONAL
       CHEMICAL PRODUCER
     Bayerische Vereinsbank, A.G.        551         43
       COMMERCIAL BANK
     Deutsche Telekom, A.G.            2,191         72
       TELECOMMUNICATION SERVICES
     Gerresheimer Glas, A.G.           1,634         24
       MANUFACTURER OF GLASS
       CONTAINERS AND TUBING
     Hoechst, A.G.                       348         14
       CHEMICAL PRODUCER
     Muenchener Rueckversicherungs-
     Gesellschaft, A.G.                  115         56
       INSURANCE COMPANY
     RWE, A.G.                         1,427         58
       PRODUCER AND MARKETER OF
       PETROLEUM AND CHEMICAL
       PRODUCTS
     Schering, A.G.                      369         46
       PHARMACEUTICAL AND CHEMICAL
       PRODUCER
     VIAG, A.G.                           74         43
       PROVIDER OF ELECTRICAL POWER
       AND NATURAL GAS SERVICES,
       ALUMINUM PRODUCTS,
       CHEMICALS, CERAMICS AND
       GLASS
     -----------------------------------------------------
                                                    448

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                      NUMBER
                                     OF SHARES   VALUE
----------------------------------------------------------
 HONG KONG--.1%
----------------------------------------------------------
     New World Development Co.,
     Ltd.                              1,000     $    3
       PROPERTY INVESTMENT AND
       DEVELOPMENT, CONSTRUCTION
       AND ENGINEERING, HOTELS AND
       RESTAURANTS,
       TELECOMMUNICATIONS
     -----------------------------------------------------
----------------------------------------------------------
 ITALY--.1%
----------------------------------------------------------
     Finmeccanica, SpA                 4,300          4
       DESIGNER AND DEVELOPER OF
       COMMERCIAL AIRCRAFT, SPACE
       SYSTEMS AND AIR DEFENSE
       SYSTEMS
     -----------------------------------------------------
----------------------------------------------------------
 JAPAN--4.2%
----------------------------------------------------------
     Canon, Inc.                       2,000         43
       LEADING PRODUCER OF VISUAL
       IMAGE AND INFORMATION
       EQUIPMENT
     Daiwa Securities Co., Ltd.        7,000         24
       BROKERAGE AND OTHER
       FINANCIAL SERVICES
     Nichido Fire & Marine
     Insurance Co., Ltd.               1,000          5
       PROPERTY AND CASUALTY
       INSURANCE COMPANY
     Sharp Corp.                       4,000         36
       MANUFACTURER OF CONSUMER AND
       INDUSTRIAL ELECTRONICS
     Sumitomo Metal Mining Co.,
       Ltd.                            5,000         16
       LEADING GOLD, NICKEL AND
       COPPER MINING COMPANY
     Yamanouchi Pharmaceutical Co.,
       Ltd.                            1,000         32
       LEADING MANUFACTURER OF
       ETHICAL DRUGS
     -----------------------------------------------------
                                                    156
----------------------------------------------------------
 NETHERLANDS--.7%
----------------------------------------------------------
     AEGON, N.V.                         210         26
       INSURANCE COMPANY
     -----------------------------------------------------
----------------------------------------------------------
 PORTUGAL--.6%
----------------------------------------------------------
     Electricidade de Portugal         1,100         24
       ELECTRIC UTILITY
     -----------------------------------------------------
----------------------------------------------------------
 SWITZERLAND--5.1%
----------------------------------------------------------
     Nestle, S.A.                         32         70
       FOOD MANUFACTURER
     Novartis                             29         57
       PHARMACEUTICAL COMPANY
     Swiss Reinsurance                    12         31
       LIFE, ACCIDENT AND HEALTH
       INSURANCE COMPANY
(a)  Swisscom, A.G.                       84         35
       OPERATOR OF
       TELECOMMUNICATION NETWORKS
       AND NETWORK APPLICATION
       SERVICES
     -----------------------------------------------------
                                                    193

                                      NUMBER
                                     OF SHARES   VALUE
----------------------------------------------------------
 UNITED KINGDOM--9.6%
----------------------------------------------------------
     British Telecom, PLC              4,595     $   70
       TELECOMMUNICATION SERVICES
     Enterprise Oil, PLC               3,337         16
       OIL AND GAS EXPLORATION AND
       PRODUCTION
(a)  Flextech, PLC                     2,610         26
       BROADCASTER OF ENTERTAINMENT
       PROGRAMS
     General Electric Co., PLC         4,413         40
       MANUFACTURER OF POWER,
       COMMUNICATIONS AND DEFENSE
       EQUIPMENT AND OTHER VARIOUS
       ELECTRICAL COMPONENTS
     National Grid Group, PLC          5,799         46
       OWNER AND OPERATOR OF
       ELECTRIC TRANSMISSION
       SYSTEMS
     Railtrack Group, PLC              1,659         43
       OPERATOR OF RAILWAY
       INFRASTRUCTURE
     Reuters Holdings, PLC             1,718         18
       INTERNATIONAL NEWS AGENCY
     Rio Tinto, PLC                    2,798         33
       MINING AND FINANCE COMPANY
     Shell Transport & Trading, PLC    6,159         38
       PART OWNER OF ROYAL DUTCH
       SHELL CO.
     Unilever PLC                      2,264         25
       MANUFACTURER OF BRANDED AND
       PACKAGED CONSUMER GOODS,
       FOOD, DETERGENTS AND
       PERSONAL CARE PRODUCTS
     United Assurance Group, PLC         458          4
       HOLDING COMPANY FOR
       INSURANCE BUSINESSES AND
       FINANCIAL SERVICE PROVIDERS
     -----------------------------------------------------
                                                    359
----------------------------------------------------------
 UNITED STATES--34.3%
----------------------------------------------------------
     American Greetings Corp., "A"       800         33
       DESIGNER OF GREETING CARDS
     CINergy Corp.                     1,300         45
       HOLDING COMPANY OF
       ELECTRICAL UTILITIES IN
       OHIO, INDIANA AND KENTUCKY
     CSX Corp.                         1,300         54
       RAILROAD, INTEGRATED
       TRANSPORTATION SYSTEMS AND
       SHIPPING CONTAINER COMPANY
     Comcast Corp., "A"                  900         53
       CABLE TV, SOUND AND
       TELECOMMUNICATION SYSTEMS
     Duke Energy Corp.                   900         58
       ELECTRIC UTILITY IN THE
       CAROLINAS
     Enron Corp.                       1,000         57
       MAJOR NATURAL GAS PIPELINE
       SYSTEM
     Homestake Mining Co.              3,200         29
       MAJOR INTERNATIONAL GOLD
       PRODUCER
     Immunex Corp.                       100         13
       BIOPHARMACEUTICAL COMPANY

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                      NUMBER
                                     OF SHARES   VALUE
----------------------------------------------------------
 UNITED STATES--CONTINUED
----------------------------------------------------------
     International Business
       Machines Corp.                    300     $   55
       PRINCIPAL MANUFACTURER AND
       SERVICER OF BUSINESS AND
       COMPUTING MACHINES
     Lockheed Martin Corp.               600         51
       MANUFACTURER OF AIRCRAFT,
       MISSILES AND SPACE EQUIPMENT
     Motorola, Inc.                    1,000         61
       MANUFACTURER OF
       SEMICONDUCTORS AND
       COMMUNICATION PRODUCTS
     Newmont Mining Corp.              2,200         40
       INTERNATIONAL GOLD
       EXPLORATION AND MINING
       COMPANY
     Northrop Grumman Corp.              800         59
       MANUFACTURER OF AIRCRAFT,
       AIRCRAFT ASSEMBLIES AND
       ELECTRONIC SYSTEMS FOR
       MILITARY AND COMMERCIAL USE
     Oracle Systems Corp.              1,000         43
       DATABASE MANAGEMENT SOFTWARE
     PacifiCorp                        2,300         48
       ELECTRIC UTILITY
     Peco Energy Co.                   1,500         62
       ELECTRIC AND GAS UTILITY
     ProLogis Trust                    1,200         25
       OWNER AND OPERATOR OF BULK
       DISTRIBUTION AND INDUSTRIAL
       FACILITIES
(a)  Sabre Group Holdings, Inc.        1,000         45
       TRAVEL RESERVATION SYSTEM
       PROVIDER
(a)  Sterling Commerce, Inc.             700         32
       PRODUCER OF ELECTRONIC DATA
       INTERCHANGE PRODUCTS AND
       SERVICES
(a)  Stillwater Mining Co.               700         29
       EXPLORATION AND DEVELOPMENT
       OF MINES IN MONTANA
       PRODUCING PLATINUM,
       PALLADIUM AND ASSOCIATED
       METALS

                                     NUMBER OF
                                     SHARES OR
                                     PRINCIPAL
                                      AMOUNT     VALUE
----------------------------------------------------------
 UNITED STATES--CONTINUED
----------------------------------------------------------
     Sun Microsystems, Inc.              500     $   43
       PRODUCER OF HIGH-PERFORMANCE
       WORKSTATIONS, SERVERS AND
       NETWORKING SOFTWARE
(a)  Tele-Comm Liberty Media Group,
       "A"                             1,506         69
       OPERATOR OF CABLE TELEVISION
       SYSTEMS
     Tele-Communications, Inc. "A"       900         50
       CABLE TV SYSTEMS AND
       MICROWAVE SERVICES
     UNUM Life Insurance Company of
       America                         1,300         76
       PROVIDER OF DISABILITY,
       HEALTH AND LIFE INSURANCE
       AND GROUP PENSION PRODUCTS
     US Airways Group, Inc.              300         16
       MAJOR AIRLINE
     USEC, Inc.                        2,100         29
       PROVIDER OF ENRICHED URANIUM
       PRODUCTS AND SERVICES
     Unicom Corp.                      1,300         50
       ELECTRIC UTILITY IN NORTHERN
       ILLINOIS
     Williams Cos., Inc.               1,900         59
       GAS PIPELINE OPERATOR,
       PETROLEUM PRODUCER
     -----------------------------------------------------
                                                  1,284
     -----------------------------------------------------
     TOTAL COMMON STOCKS--80.9%
     (Cost: $2,884)                               3,033
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--11.9%
     Yield--4.70%
     Due--January 1999
     Federal Home Loan Mortgage Corp.
     (Cost: $445)                     $  445        445
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $3,601)                              $3,748
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

At December 31, 1998, the Kemper Global Blue Chip Portfolio had the following industry diversification (dollars in thousands):

                                                                VALUE          %
----------------------------------------------------------------------------------
Communications                                                  $  497        13.3
----------------------------------------------------------------------------------
Capital Goods                                                      473        12.6
----------------------------------------------------------------------------------
Finance                                                            440        11.7
----------------------------------------------------------------------------------
Utilities                                                          334         8.9
----------------------------------------------------------------------------------
Energy                                                             297         7.9
----------------------------------------------------------------------------------
Technology                                                         234         6.3
----------------------------------------------------------------------------------
Basic Industries                                                   225         6.0
----------------------------------------------------------------------------------
Consumer Staples                                                   198         5.3
----------------------------------------------------------------------------------
Transportation                                                     170         4.5
----------------------------------------------------------------------------------
Health Care                                                        102         2.7
----------------------------------------------------------------------------------
Consumer Cyclicals                                                  63         1.7
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              3,033        80.9
----------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS AND OTHER OBLIGATIONS                     715        19.1
----------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO                                      $3,748       100.0
----------------------------------------------------------------------------------

 NOTE TO KEMPER GLOBAL BLUE CHIP PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $3,601,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $264,000, the gross unrealized depreciation was $117,000 and the net unrealized appreciation on investments was $147,000.

See accompanying notes to Financial Statements.

INVESTORS FUND SERIES KEMPER INTERNATIONAL GROWTH AND

INCOME PORTFOLIO

Portfolio of Investments at December 31, 1998

(DOLLARS IN THOUSANDS)

                                   PRINCIPAL
                                   AMOUNT OR
                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
 CORPORATE OBLIGATIONS--2.4%
     MBL International Finance
       3.00%, 11/30/02              $    82     $   79
     (Cost: $79)
     -----------------------------------------------------
     COMMON STOCKS
----------------------------------------------------------
 AUSTRALIA--2.4%
----------------------------------------------------------
     Commonwealth Bank of
       Australia                      5,466shs.     78
     BANK
     -----------------------------------------------------
 CANADA--4.0%
----------------------------------------------------------
     BCE, Inc.                        2,105         79
     TELECOMMUNICATION SERVICES
     Hudson's Bay Co.                 4,200         53
     OPERATOR OF RETAIL DEPARTMENT
     -----------------------------------------------------
                                                   132
----------------------------------------------------------
 FINLAND--4.1%
----------------------------------------------------------
     Merita, Ltd., "B"               11,830         75
     FINANCIAL SERVICES GROUP
     Metsa-Serla Oy, "B"              7,460         61
     MANUFACTURER OF PAPERS,
       CORRUGATED AND PAPER BOARD,
       SOFT AND HARDWOOD PULP
     -----------------------------------------------------
                                                   136
----------------------------------------------------------
 FRANCE--10.1%
----------------------------------------------------------
     Accor, S.A.                        344         74
     CATERING, HOTELS, TRAVEL
       SERVICES
     Dexia France                       504         78
     MUNICIPAL AND LOCAL
       DEVELOPMENT FINANCING
     Scor, S.A.                       1,219         81
     PROPERTY, CASUALTY AND LIFE
       REINSURANCE COMPANY
     Societe Nationale Elf
       Aquitaine                        600         69
     PETROLEUM COMPANY
     Sommer-Allibert                  1,262         34
     MANUFACTURER OF PLASTIC
       PRODUCTS FOR AUTOMOTIVE
       INDUSTRY
     -----------------------------------------------------
                                                   336
----------------------------------------------------------


                                    NUMBER
                                   OF SHARES     VALUE
                                   OF SHARES     VALUE
 GERMANY--11.8%
     Bayer, A.G.                      1,894     $   79
     LEADING CHEMICAL PRODUCER
     Dyckerhoff, A.G.                   215         60
     PRODUCER OF CEMENT
     Hochtief, A.G.                   2,030         79
     CONSTRUCTION SERVICES, READY-
       MIXED CONCRETE AND
       FINISHING PRODUCTS
     Metro, A.G.                      1,890        101
     OPERATOR OF BUILDING,
       CLOTHING AND FOOD STORES
       AND SUPERMARKETS
     RWE, A.G.                        1,302         71
     PRODUCER AND MARKETER OF
       PETROLEUM AND CHEMICAL
       PRODUCTS
     -----------------------------------------------------
                                                   390
 HONG KONG--2.1%
     HSBC Holdings, Ltd.              2,800         70
     BANK
     -----------------------------------------------------
 IRELAND--2.6%
     Allied Irish Bank, PLC           4,860         87
     BANK
     -----------------------------------------------------
 ITALY--7.4%
     Ente Nazionale Idrocarburi,
       SpA                           12,800         84
     EXPLORATION AND PRODUCTION OF
       OIL, NATURAL GAS AND
       CHEMICALS
     La Rinascente SpA di
       Risparmio                     14,930         89
     DEPARTMENT STORE CHAIN
     Telecom Italia, SpA             11,730         74
     TELECOMMUNICATIONS,
       ELECTRONICS AND NETWORK
       CONSTRUCTION
     -----------------------------------------------------
                                                   247
 JAPAN--7.5%
     East Japan Railway Co.               8         45
     RAILROAD OPERATOR
     Nintendo Co., Ltd.                 800         76
     GAME EQUIPMENT MANUFACTURER
     Nippon Meat Packers, Inc.        5,000         81
     LEADING MEAT PROCESSOR
     Nippon Telegraph & Telephone
       Corp.                              6         46
     LEADING TELECOMMUNICATIONS
       COMPANY
     -----------------------------------------------------
                                                   248

PORTFOLIO OF Investments

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
 NETHERLANDS--5.1%
----------------------------------------------------------
     Koninklijke KPN, N.V.            1,690     $   85
     PROVIDER OF
       TELECOMMUNICATIONS SERVICES
     Koninklijke Nedlloyd Groep,
       N.V.                           2,240         30
     CONTAINER SHIPPING AND
       TRANSPORTATION
     Royal Dutch Petroleum Co.        1,100         55
     OWNER OF 60% OF ROYAL
       DUTCH/SHELL GROUP
     -----------------------------------------------------
                                                   170
----------------------------------------------------------
 NORWAY--1.7%
----------------------------------------------------------
     Christiania Bank, O.G.          16,500         57
     COMMERCIAL BANK
     -----------------------------------------------------
 SPAIN--5.0%
----------------------------------------------------------
     Autopistas del Mare
       Nostrum, S.A.                  3,095         86
     BUILDER AND OPERATOR OF TOLL
       MOTORWAYS
     Iberdrola, S.A.                  4,345         81
     ELECTRIC UTILITY
     -----------------------------------------------------
                                                   167
----------------------------------------------------------
 SWEDEN--2.3%
----------------------------------------------------------
     AssiDoman, A.B.                  1,782         28
     FORESTRY GROUP
     OM Gruppen, A.B.                   700          9
     OPERATOR OF EXCHANGES AND
       CLEARING ORGANIZATIONS FOR
       OPTIONS, FUTURES AND STOCK
       LOANS
     Svedala Industri, A.B.           2,611         38
     MANUFACTURER OF MACHINERY FOR
       CONSTRUCTION, MINERAL
       PROCESSING AND MATERIALS
       HANDLING
     -----------------------------------------------------
                                                    75
----------------------------------------------------------
                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT       VALUE
----------------------------------------------------------
 SWITZERLAND--6.4%
----------------------------------------------------------
     Georg Fisher, A.G.                 192     $   65
     MANUFACTURER OF AUTOMOTIVE
       PRODUCTS AND PIPING SYSTEMS
     Sika Finanz, A.G.                1,165         65
     MANUFACTURER OF WATER
       MANAGEMENT PRODUCTS AND
       SYSTEMS
     UBS, A.G.                          271         83
     PROVIDER OF BANKING AND
       MANAGEMENT SERVICES
     -----------------------------------------------------
                                                   213
----------------------------------------------------------
 UNITED KINGDOM--11.2%
----------------------------------------------------------
     British Telecom, PLC             1,421         22
     TELECOMMUNICATION SERVICES
     Dorling Kindersley Holdings,
      PLC BOOK PUBLISHER             12,520         55
     EMI Group, PLC                   9,264         62
     MUSIC RECORDING AND RETAILING
       COMPANY
     Laporte, PLC                     6,239         49
     PRODUCER OF SPECIALTY
       CHEMICALS
     Man (ED&F) Group, PLC           12,755         74
     COMMODITIES TRADING COMPANY
     Royal & Sun Alliance
       Insurance Group, PLC           6,374         52
     MULTI-LINE INSURANCE HOLDING
       COMPANY
(a)  Tomkins, PLC                    11,834         56
     MANUFACTURER OF FLUID
       CONTROLS, INDUSTRIAL
       PRODUCTS, GARDEN AND
       LEISURE PRODUCTS
     -----------------------------------------------------
                                                   370
     -----------------------------------------------------
     TOTAL COMMON STOCKS--83.7%
     (Cost: $2,721)                              2,776
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--13.9%
     Yield--5.85%
     Due--January 1999
     Federal Home Loan Mortgage Corp.
     (Cost: $462)                   $   462        462
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $3,262)                             $3,317
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

At December 31, 1998, the Kemper International Growth and Income Portfolio had the following industry diversification (dollars in thousands):

                                                                VALUE          %
----------------------------------------------------------------------------------
Finance                                                         $  743        22.4
----------------------------------------------------------------------------------
Consumer Cyclicals                                                 536        16.2
----------------------------------------------------------------------------------
Capital Goods                                                      518        15.6
----------------------------------------------------------------------------------
Communications                                                     361        10.9
----------------------------------------------------------------------------------
Energy                                                             208         6.3
----------------------------------------------------------------------------------
Transportation                                                     161         4.9
----------------------------------------------------------------------------------
Basic Industries                                                    88         2.6
----------------------------------------------------------------------------------
Utilities                                                           81         2.4
----------------------------------------------------------------------------------
Consumer Staples                                                    80         2.4
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              2,776        83.7
----------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS AND OTHER OBLIGATIONS                     541        16.3
----------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO                                      $3,317       100.0
----------------------------------------------------------------------------------

 NOTE TO KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $3,262,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $169,000, the gross unrealized depreciation was $114,000 and the net unrealized appreciation on investments was $55,000.

See accompanying Notes to Financial Statements.

SHAREHOLDERS' MEETING

KEMPER MONEY MARKET PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Money Market Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      159,321,914  1,343,769   7,090,564

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against     Abstain

      148,884,294  5,936,738   12,935,215

Investment policies

          For       Against     Abstain

      148,620,331  6,200,701   12,935,215

Diversification

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Borrowing

          For       Against     Abstain

      148,907,483  5,913,550   12,935,215

Senior securities

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Concentration

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Underwriting of securities

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Investment in real estate

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Purchase of commodities

          For       Against     Abstain

      148,490,106  6,330,926   12,935,215

Lending

          For       Against     Abstain

      148,786,008  6,035,025   12,935,215

Margin purchases and short sales

          For       Against     Abstain

      148,105,371  6,715,661   12,935,215

Purchase of securities of related issuers

          For       Against     Abstain

      149,012,333  5,808,699   12,935,215

Purchases of securities

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Purchases of options

          For       Against     Abstain

      148,891,172  5,929,860   12,935,215

Restricted and illiquid securities

          For       Against     Abstain

      148,491,524  6,329,508   12,935,215

Investment in issuers with short histories

          For       Against     Abstain

      147,420,447  7,400,585   12,935,215

Investment in other investment companies

          For       Against     Abstain

      148,454,078  6,366,954   12,935,215

Investment other than in accordance with objectives and policies

          For       Against     Abstain

      147,393,370  7,427,662   12,935,215

SHAREHOLDERS' MEETING

KEMPER TOTAL RETURN PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Total Return Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      300,446,013  4,106,817   14,325,058

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against     Abstain

      275,631,466  17,163,568  26,082,854

Investment policies

          For       Against     Abstain

      275,931,551  16,863,483  26,082,854

Diversification

          For       Against     Abstain

      276,205,787  16,589,246  26,082,854

Borrowing

          For       Against     Abstain

      274,975,362  17,819,671  26,082,854

Senior securities

          For       Against     Abstain

      275,676,954  17,118,080  26,082,854

Concentration

          For       Against     Abstain

      276,146,867  16,648,167  26,082,854

Underwriting of securities

          For       Against     Abstain

      276,403,807  16,391,226  26,082,854

Investment in real estate

          For       Against     Abstain

      276,096,567  16,698,466  26,082,854

Purchase of commodities

          For       Against     Abstain

      276,100,895  16,694,138  26,082,854

Lending

          For       Against     Abstain

      275,534,622  17,260,411  26,082,854

Margin purchases and short sales

          For       Against     Abstain

      275,040,195  17,754,838  26,082,854

Purchases of securities

          For       Against     Abstain

      275,871,040  16,923,994  26,082,854

Purchases of options

          For       Against     Abstain

      275,451,895  17,343,139  26,082,854

Investment in other investment companies

          For       Against     Abstain

      275,878,866  16,916,168  26,082,854

SHAREHOLDERS' MEETING

KEMPER HIGH YIELD PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series High Yield Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      323,384,135  4,612,438   13,414,637

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against      Abstain

      306,247,936  13,945,940   21,217,334

Investment policies

          For       Against      Abstain

      306,270,760  13,923,117   21,217,334

Diversification

          For       Against      Abstain

      306,769,380  13,424,496   21,217,334

Borrowing

          For       Against      Abstain

      305,750,655  14,443,222   21,217,334

Senior securities

          For       Against      Abstain

      306,566,104  13,627,773   21,217,334

Concentration

          For       Against      Abstain

      306,698,124  13,495,753   21,217,334

Underwriting of securities

          For       Against      Abstain

      306,698,724  13,495,153   21,217,334

Investment in real estate

          For       Against      Abstain

      306,547,655  13,646,221   21,217,334

Purchase of commodities

          For       Against      Abstain

      306,324,895  13,868,981   21,217,334

Lending

          For       Against      Abstain

      306,367,838  13,826,039   21,217,334

Margin purchases and short sales

          For       Against      Abstain

      305,394,644  14,799,233   21,217,334

Purchases of options

         For       Against      Abstain

      305,635,633 14,558,243   21,217,334

Investment in other investment companies

          For       Against      Abstain

      305,220,242  14,973,634   21,217,334

SHAREHOLDERS' MEETING

KEMPER GROWTH PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Growth Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      201,821,390  2,658,436   10,905,502

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against      Abstain

      185,572,872  12,695,276   17,117,179

Investment policies

          For       Against      Abstain

      185,604,680  12,663,468   17,117,179

Diversification

          For       Against      Abstain

      185,776,481  12,491,667   17,117,179

Borrowing

          For       Against      Abstain

      185,273,741  12,994,407   17,117,179

Senior securities

          For       Against      Abstain

      185,772,078  12,496,070   17,117,179

Concentration

          For       Against      Abstain

      185,830,993  12,437,155   17,117,179

Underwriting of securities

          For       Against      Abstain

      185,812,589  12,455,559   17,117,179

Investment in real estate

          For       Against      Abstain

      185,618,378  12,649,769   17,117,179

Purchase of commodities

          For       Against      Abstain

      185,620,107  12,648,041   17,117,179

Lending

          For       Against      Abstain

      185,442,459  12,825,688   17,117,179

Margin purchases and short sales

          For       Against      Abstain

      185,124,152  13,143,996   17,117,179

Purchases of securities

          For       Against      Abstain

      185,687,287  12,580,860   17,117,179

Purchases of options

          For       Against      Abstain

      185,471,935  12,796,213   17,117,179

Investment in other investment companies

          For       Against      Abstain

      185,250,997  13,017,151   17,117,179

SHAREHOLDERS' MEETING

KEMPER GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Government Securities Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain

      93,587,031  2,255,986   9,192,248

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      89,217,960  9,194,218   6,623,087

Investment policies

         For       Against     Abstain

      89,232,049  9,180,129   6,623,087

Diversification

         For       Against     Abstain

      89,286,642  9,125,536   6,623,087

Borrowing

         For       Against     Abstain

      89,005,856  9,406,322   6,623,087

Senior securities

         For       Against     Abstain

      89,286,642  9,125,536   6,623,087

Concentration

         For       Against     Abstain

      89,212,683  9,199,495   6,623,087

Underwriting of securities

         For       Against     Abstain

      89,361,488  9,050,690   6,623,087

Investment in real estate

         For       Against     Abstain

      89,316,140  9,096,037   6,623,087

Purchase of commodities

         For       Against     Abstain

      89,125,069  9,287,109   6,623,087

Lending

         For       Against     Abstain

      89,219,933  9,192,244   6,623,087

Margin purchases and short sales

         For       Against     Abstain

      88,943,529  9,468,649   6,623,087

Purchases of securities

         For       Against     Abstain

      89,244,376  9,167,802   6,623,087

Investment in other investment companies

         For       Against     Abstain

      89,035,871  9,376,306   6,623,087

SHAREHOLDERS' MEETING

KEMPER INTERNATIONAL PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series International Portfolio shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., approval of the new Sub-Advisor Agreement for the portfolio with Scudder Investments (U.K.) Limited, and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      118,829,218  1,895,999   5,067,203

2) Approval of the new Sub-Advisory Agreement for the portfolio with Scudder Investments (U.K.) Limited. This item was approved.

          For       Against     Abstain

      117,901,780  1,835,458   6,055,181

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against     Abstain

      112,675,619  5,560,523   7,556,278

Investment policies

          For       Against     Abstain

      112,739,687  5,496,455   7,556,278

Diversification

          For       Against     Abstain

      112,830,349  5,405,793   7,556,278

Borrowing

          For       Against     Abstain

      112,543,557  5,692,585   7,556,278

Senior securities

          For       Against     Abstain

      112,844,438  5,391,703   7,556,278

Concentration

          For       Against     Abstain

      112,857,915  5,378,226   7,556,278

Underwriting of securities

          For       Against     Abstain

      112,860,366  5,375,776   7,556,278

Investment in real estate

          For       Against     Abstain

      112,840,763  5,395,379   7,556,278

Purchase of commodities

          For       Against     Abstain

      112,774,604  5,461,538   7,556,278

Lending

          For       Against     Abstain

      112,801,578  5,434,563   7,556,278

Margin purchases and short sales

          For       Against     Abstain

      112,252,068  5,984,073   7,556,278

Pledging of assets

          For       Against     Abstain

      112,730,498  5,505,643   7,556,278

Purchases of securities

          For       Against     Abstain

      112,841,988  5,394,153   7,556,278

Purchases of options

          For       Against     Abstain

      112,732,717  5,503,424   7,556,278

Investment in other investment companies

          For       Against     Abstain

      112,805,233  5,430,908   7,556,278

SHAREHOLDERS' MEETING

KEMPER SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Small Cap Growth Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain

      93,989,111  1,249,889   3,522,863

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      86,588,221  5,467,446   6,706,195

Investment policies

         For       Against     Abstain

      86,845,870  5,209,798   6,706,195

Diversification

         For       Against     Abstain

      86,876,362  5,179,306   6,706,195

Borrowing

         For       Against     Abstain

      86,594,178  5,461,490   6,706,195

Senior securities

         For       Against     Abstain

      86,880,556  5,175,112   6,706,195

Concentration

         For       Against     Abstain

      86,901,020  5,154,648   6,706,195

Underwriting of securities

         For       Against     Abstain

      86,920,198  5,135,469   6,706,195

Investment in real estate

         For       Against     Abstain

      86,882,645  5,173,023   6,706,195

Purchase of commodities

         For       Against     Abstain

      86,858,188  5,197,480   6,706,195

Lending

         For       Against     Abstain

      86,646,557  5,409,110   6,706,195

Margin purchases and short sales

         For       Against     Abstain

      86,403,404  5,652,264   6,706,195

Purchases of securities

         For       Against     Abstain

      86,891,199  5,164,469   6,706,195

Purchases of options

         For       Against     Abstain

      86,815,607  5,240,061   6,706,195

SHAREHOLDERS' MEETING

KEMPER INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Investment Grade Bond Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain

      31,788,494  1,342,414   1,558,798

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Investment policies

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Diversification

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Borrowing

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Senior securities

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Concentration

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Underwriting of securities

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Investment in real estate

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Purchase of commodities

         For       Against     Abstain

      30,541,224  1,870,198   2,278,284

Lending

         For       Against     Abstain

      30,541,224  1,870,198   2,278,284

Margin purchases and short sales

         For       Against     Abstain

      30,541,224  1,870,198   2,278,284

Purchases of securities

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Purchase of options

         For       Against     Abstain

      30,541,224  1,870,198   2,278,284

SHAREHOLDERS' MEETING

KEMPER CONTRARIAN VALUE PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Contrarian Value Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For      Against    Abstain

      136,960,790  897,967   5,359,681

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

Investment policies

          For       Against     Abstain

      129,930,178  4,611,358   8,676,902

Diversification

          For       Against     Abstain

      129,829,377  4,712,159   8,676,902

Borrowing

          For       Against     Abstain

      129,627,920  4,913,616   8,676,902

Senior securities

          For       Against     Abstain

      129,955,442  4,586,094   8,676,902

Concentration

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

Underwriting of securities

          For       Against     Abstain

      129,931,564  4,609,972   8,676,902

Investment in real estate

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

Purchase of commodities

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

Lending

          For       Against     Abstain

      129,936,805  4,604,731   8,676,902

Margin purchases and short sales

          For       Against     Abstain

      129,357,077  5,184,459   8,676,902

Purchases of securities

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

SHAREHOLDERS' MEETING

KEMPER SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Small Cap Value Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      82,198,577  892,925   3,093,193

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      77,541,965  3,280,360   5,362,371

Investment policies

         For       Against     Abstain

      77,576,034  3,246,291   5,362,371

Diversification

         For       Against     Abstain

      77,571,131  3,251,194   5,362,371

Borrowing

         For       Against     Abstain

      77,212,646  3,609,679   5,362,371

Senior securities

         For       Against     Abstain

      77,606,882  3,215,443   5,362,371

Concentration

         For       Against     Abstain

      77,608,303  3,214,022   5,362,371

Underwriting of securities

         For       Against     Abstain

      77,608,303  3,214,022   5,362,371

Investment in real estate

         For       Against     Abstain

      77,576,051  3,246,274   5,362,371

Purchase of commodities

         For       Against     Abstain

      77,576,051  3,246,274   5,362,371

Lending

         For       Against     Abstain

      77,576,051  3,246,274   5,362,371

Margin purchases and short sales

         For       Against     Abstain

      77,219,694  3,602,631   5,362,371

Purchases of securities

         For       Against     Abstain

      77,603,332  3,218,993   5,362,371

SHAREHOLDERS' MEETING

KEMPER VALUE+GROWTH PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Value+Growth Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      79,678,189  690,495   3,866,226

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      76,181,953  2,440,569   5,612,388

Investment policies

         For       Against     Abstain

      76,219,737  2,402,785   5,612,388

Diversification

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

Borrowing

         For       Against     Abstain

      76,037,312  2,585,210   5,612,388

Senior Securities

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

Concentration

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

Underwriting of securities

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

Investment in real estate

         For       Against     Abstain

      76,116,109  2,506,413   5,612,388

Purchase of commodities

         For       Against     Abstain

      76,218,961  2,403,561   5,612,388

Lending

         For       Against     Abstain

      76,208,703  2,413,819   5,612,388

Margin purchases and short sales

         For       Against     Abstain

      76,021,032  2,601,490   5,612,388

Purchases of securities

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

SHAREHOLDERS' MEETING

KEMPER HORIZON 20+ PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Horizon 20+ Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      21,380,075  497,521   1,041,658

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For      Against    Abstain

      20,608,152  993,200   1,317,903

Investment policies

         For      Against    Abstain

      20,857,926  743,425   1,317,903

Diversification

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Borrowing

         For      Against    Abstain

      20,683,727  917,624   1,317,903

Senior securities

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Concentration

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Underwriting of securities

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Investment in real estate

         For      Against    Abstain

      20,857,926  743,425   1,317,903

Purchase of commodities

         For      Against    Abstain

      20,857,926  743,425   1,317,903

Lending

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Margin purchases and short sales

         For      Against    Abstain

      20,703,155  898,196   1,317,903

Purchases of securities

         For      Against    Abstain

      20,840,297  761,054   1,317,903

Purchases of options

         For      Against    Abstain

      20,833,116  768,235   1,317,903

SHAREHOLDERS' MEETING

KEMPER HORIZON 10+ PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Horizon 10+ Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

Purchase of options

         For      Against    Abstain

      32,647,826  199,393   1,572,933

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Investment policies

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Diversification

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Borrowing

         For      Against    Abstain

      31,429,571  802,238   2,188,342

Senior Securities

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Concentration

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Underwriting of securities

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Investment in real estate

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Purchase of commodities

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Lending

         For      Against    Abstain

      31,564,649  667,160   2,188,342

Margin purchases and short sales

         For      Against    Abstain

      31,408,506  823,303   2,188,342

Purchases of securities

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Purchases of options

         For      Against    Abstain

      31,576,548  655,261   2,188,342

SHAREHOLDERS' MEETING

KEMPER HORIZON 5 PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Horizon 5 Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      19,946,965  186,647   1,289,556

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Investment policies

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Diversification

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Borrowing

         For      Against    Abstain

      19,034,318  614,370   1,774,479

Senior securities

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Concentration

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Underwriting of securities

         For      Against    Abstain

      19,238,342  410,346   1,774,479

Investment in real estate

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Purchase of commodities

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Lending

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Margin purchases and short sales

         For      Against    Abstain

      19,132,771  515,917   1,774,479

Purchases of securities

         For      Against    Abstain

      19,336,795  311,893   1,774,479

Purchases of options

         For      Against    Abstain

      19,336,795  311,893   1,774,479

SHAREHOLDERS' MEETING

KEMPER BLUE CHIP PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Blue Chip Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      46,442,533  139,305   2,215,880

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Investment policies

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Diversification

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Borrowing

         For       Against     Abstain

      44,101,108  1,898,689   2,797,922

Senior securities

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Concentration

         For       Against     Abstain

      44,164,224  1,835,573   2,797,922

Underwriting of securities

         For       Against     Abstain

      44,106,067  1,893,729   2,797,922

Investment in real estate

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Purchase of commodities

         For       Against     Abstain

      44,164,224  1,835,573   2,797,922

Lending

         For       Against     Abstain

      44,164,224  1,835,573   2,797,922

Margin purchases and short sales

         For       Against     Abstain

      44,101,540  1,898,256   2,797,922

Pledging of assets

         For       Against     Abstain

      44,132,215  1,867,582   2,797,922

Purchases of securities

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Purchases of options and warrants

         For       Against     Abstain

      44,133,549  1,866,248   2,797,922

SHAREHOLDERS' MEETING

KEMPER GLOBAL INCOME PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Global Income Portfolio shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., approval of the new Sub-Advisor Agreement for the portfolio with Scudder Investments (U.K.) Limited, and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      4,227,892  0         38,235

2) Approval of the new Sub-Advisory Agreement for the portfolio with Scudder Investments (U.K.) Limited. This item was approved.

         For     Against   Abstain

      4,227,630  0         38,497

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      4,045,903  131,716   88,508

Investment policies

         For     Against   Abstain

      4,045,903  131,716   88,508

Diversification

         For     Against   Abstain

      4,045,903  131,716   88,508

Borrowing

         For     Against   Abstain

      4,045,903  131,716   88,508

Senior securities

         For     Against   Abstain

      4,045,903  131,716   88,508

Concentration

         For     Against   Abstain

      4,045,903  131,716   88,508

Underwriting of securities

         For     Against   Abstain

      4,045,903  131,716   88,508

Investment in real estate

         For     Against   Abstain

      4,045,903  131,716   88,508

Purchase of commodities

         For     Against   Abstain

      4,045,903  131,716   88,508

Lending

         For     Against   Abstain

      4,045,903  131,716   88,508

Margin purchases and short sales

         For     Against   Abstain

      4,045,903  131,716   88,508

Pledging of assets

         For     Against   Abstain

      4,045,903  131,716   88,508

Purchases of securities

         For     Against   Abstain

      4,045,903  131,716   88,508

Purchases of options

         For     Against   Abstain

      4,045,903  131,716   88,508

SHAREHOLDERS' MEETING

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Kemper-Dreman High Return Equity Portfolio shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., approval of the new Sub-Advisor Agreement for the portfolio with Dreman Value Management, L.L.C., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      29,277,812  253,981   1,167,709

2) Approval of the new Sub-Advisory Agreement for the portfolio with Dreman Value Management, L.L.C. This item was approved.

         For      Against    Abstain

      28,685,474  447,042   1,556,986

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Diversification

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Borrowing

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Senior Securities

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Concentration

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Underwriting of securities

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Investment in real estate

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Purchase of commodities

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Lending

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Margin purchases and short sales

         For      Against    Abstain

      27,216,337  920,808   2,562,358

Pledging of assets

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Investment in mineral exploration

         For      Against    Abstain

      27,156,560  980,585   2,562,358

SHAREHOLDERS' MEETING

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Kemper-Dreman Financial Services Portfolio shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., approval of the new Sub-Advisor Agreement for the portfolio with Dreman Value Management, L.L.C. and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against   Abstain

      10,078,093  126,726   462,663

2) Approval of the new Sub-Advisory Agreement for the portfolio with Dreman Value Management, L.L.C. This item was approved.

         For      Against   Abstain

      10,034,869  126,726   505,887

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      9,403,487  506,028   757,967

Diversification

         For     Against   Abstain

      9,403,487  506,028   757,967

Underwriting of securities

         For     Against   Abstain

      9,403,487  506,028   757,967

Investment in real estate

         For     Against   Abstain

      9,358,078  551,436   757,967

Purchase of commodities

         For     Against   Abstain

      9,358,078  551,436   757,967

SHAREHOLDERS' MEETING

KEMPER GLOBAL BLUE CHIP PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Global Blue Chip Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      2,179,920  3,373     0

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      2,157,961  3,373     21,959

Diversification

         For     Against   Abstain

      2,157,961  3,373     21,959

Underwriting of securities

         For     Against   Abstain

      2,157,961  3,373     21,959

Investment in real estate

         For     Against   Abstain

      2,157,961  3,373     21,959

Lending

         For     Against   Abstain

      2,157,961  3,373     21,959

SHAREHOLDERS' MEETING

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series International Growth and Income Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      1,621,214  3,396     0

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      1,546,675  6,725     71,210

Diversification

         For     Against   Abstain

      1,546,675  6,725     71,210

Underwriting of securities

         For     Against   Abstain

      1,546,675  6,725     71,210

Investment in real estate

         For     Against   Abstain

      1,546,675  6,725     71,210

Lending

         For     Against   Abstain

      1,546,675  6,725     71,210

NOTES

NOTES

This annual report must be preceded or accompanied by the current prospectus.

INVESTMENT MANAGER:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza  Chicago, IL  60606
(Tel) 800-778-1482

[LOGO]
Printed on recycled paper.
IFS-2 (2/99)   1065740
Printed in the U.S.A.                                    [KEMPER ANNUITIES LOGO]
                                                         LONG-TERM INVESTING IN
                                                         A SHORT-TERM WORLD (SM)